Preliminary Term Sheet

$[359,722,000] (Approximate)

SACO I Trust 2006-02

Group I

Mortgage Pass-Through Certificates,

Series 2006-02

EMC Mortgage Corporation

Mortgage Loan Seller

Bear Stearns Asset Backed Securities I LLC

Depositor

January 12, 2005

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: “www.bearstearns.com/prospectus/bsabs” for a copy of the base prospectus applicable to this offering.

The Information in this free writing prospectus is preliminary and is subject to completion or change.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. You may withdraw your indication of interest at any time.

The securities referred to in this free writing prospectus are being offered when, as and if issued. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities described therein. Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information”, please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value given to the inputs. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, remittance reports and trustee statements). Models used in any analysis may be proprietary, the results therefore, may be difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested using assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed facts and circumstances. Offering Documents contain data that is current as of their publication dates and after publication may no longer be accurate, complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by Bear Stearns or any other person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market at any time, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: Bear Stearns and/or individuals associated therewith may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

$359,722,000 (Approximate)

SACO I TRUST 2006-2,

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2

Characteristics of the Certificates (1)

Certificates	Initial Certificate Principal Amount (2)	Initial Credit Support	Coupon Type	Est. WAL to Call (years)	Principal Lockout/ Window (months)	Expected Final Maturity Date	Last Scheduled Distribution Date	Expected Ratings (Moody's / S&P)
Class I-A-1	$333,251,000	15.65%	Variable (3)	1.55	0/45	February 2018	July 2036	Aaa/AAA
Class I-M	$6,321,000	14.05%	Variable (3)	3.74	44/1	July 2015	July 2036	A3/A-
Class I-B-1	$8,889,000	11.80%	Variable (3)	3.74	44/1	April 2015	July 2036	Baa1/BBB+
Class I-B-2	$5,334,000	10.45%	Variable (3)	3.70	42/3	December 2014	July 2036	Baa2/BBB
Class I-B-3	$5,927,000	8.95%	Variable (3)	3.63	41/4	August 2014	July 2036	Baa3/BBB-
Class I-B-4	$5,926,000	7.45%	Variable (3)		NOT OFFERED HEREBY			Ba1/BB+

Notes:

(1)	The Group I Certificates will be priced assuming a 35% CPR and a 20% Clean-Up Call.
(2)	The Group I Certificates are approximate and are subject to a 10% variance.
(3)

The lesser of (a) one-month LIBOR plus the related margin and (b) 11.00% per annum, in each case subject to the Group I Net Rate Cap limitation. After the Clean-Up Call Date, the margin on the Class I-A Certificates will increase by 2.0 times, and the margins on the Class I-M Certificates and Class I-B Certificates will increase by 1.5 times.

THE COLLATERAL

The assets of the trust represent a 100% beneficial ownership interest in a pool of Group I Mortgage Loans, which will consist of fixed-rate, junior-lien Mortgage Loans with an aggregate Stated Principal Balance of approximately $395,081,799.90 as of January 1, 2006 (the “Statistical Calculation Date”).

THE STRUCTURE

Class I-A Certificates

The Class I-A Certificates will be issued as floating-rate senior securities.

Class I-M Certificates

The Class I-M Certificates will be issued as floating-rate mezzanine securities. The Class I-M Certificates will be subordinate to the Class I-A Certificates, and senior to the Class I-B Certificates.

Class I-B Certificates

The Class I-B-1, Class I-B-2, Class I-B-3 and Class I-B-4 Certificates (collectively, the “Class I-B Certificates”) will be issued as floating-rate subordinate securities. The Class I-B Certificates will be subordinate to the Class I-M Certificates and Class I-A Certificates. The Class I-B-4 Certificates will be subordinate to the Class I-B-3, Class I-B-2 and Class I-B-1 Certificates. The Class I-B-3 Certificates will be subordinate to the Class I-B-2 Certificates and the Class I-B-1 Certificates. The Class I-B-2 Certificates will be subordinate to the Class I-B-1 Certificates.

Group I Offered Certificates

Class I-A, Class I-M, Class I-B-1, Class I-B-2 and Class I-B-3 Certificates are offered hereby.

Group I Non-Offered Certificates

Class I-B-4, Class I-C and Class I-R Certificates are not offered hereby.

Group I Certificates

The Group I Offered Certificates and the Group I Non-Offered Certificates are collectively referred to as the “Group I Certificates.”

Underwriter:                        Bear, Stearns & Co. Inc.

Depositor:	Bear Stearns Asset Backed Securities I LLC.

Mortgage Loan Seller:	EMC Mortgage Corporation.

Master Servicer:	LaSalle Bank National Association.

Securities Administrator:	LaSalle Bank National Association.

Certificate Insurer:

Ambac Assurance Corporation (“AMBAC”), which is rated “AAA” by S&P and “Aaa” by Moody’s. The Certificate Insurer will issue its certificate guaranty insurance policy pursuant to which it will guarantee payments of current interest and certain payments of principal on the Class I-A Certificates. The certificate guaranty insurance policy will not cover any prepayment interest shortfalls or any interest shortfalls resulting from the application of the Servicemebers Civil Relief Act.

Primary Servicer:	Primary servicing for approximately 92.90% of the Group I Mortgage Loans will be provided by EMC; servicing for approximately 7.10% of the Group I Mortgage Loans will be provided by

First Horizon Home Loan Corporation.

Custodians:	Wells Fargo Bank, National Association and LaSalle Bank National Association.

Trustee:	Citibank, N.A.

Federal Tax Status:	The trust will be established as one or more REMICs for U.S. federal income tax purposes.

Registration:

The Class I-A, Class I-M, Class I-B-1, Class I-B-2 and Class I-B-3 Certificates will be available in book-entry form through DTC. The Class I-B-4 Certificates will only be available in registered physical form.

Denominations:	For the Class I-A, Class I-M and Class I-B Certificates, minimum denominations of $100,000 and multiples of $1 in excess thereof.

Statistical Calculation

Date:	January 1, 2006.

Cut-off Date:	January 1, 2006.

Closing Date:	[January 30, 2006].

Distribution Date:	The 25th day of each month (or the next business day) commencing in February 2006.

Record Date:

With respect to the Class I-A, Class I-M and Class I-B Certificates (other than the Class I-B-4 Certificates) and any Distribution Date, the close of business on the day prior to that Distribution Date. With respect to the Class I-B-4 Certificates, the close of business on the last business day of the month preceding the month in which such Distribution Date occurs.

Last Scheduled

Distribution Date:	July 25, 2036.

ERISA Eligibility:	The Class I-A, Class I-M, Class I-B-1, Class I-B-2 and Class I-B-3 Certificates are expected to be eligible for purchase by or on behalf of employee benefit plans subject to Title I of the Employee

Retirement Income Security Act of 1974 and plans subject to Section 4975 of the Internal Revenue Code of 1986, subject to the considerations described in the prospectus supplement.

SMMEA Eligibility:	The Group I Certificates will not be “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The majority holder of the Class I-C Certificates may purchase all of the Group I Mortgage Loans (and any properties acquired in respect thereof) when the aggregate Stated Principal Balance of the Group I Mortgage Loans (and such properties) is equal to or less than 20% of the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the Cut-off Date, thereby effecting early retirement of the Group I Certificates. However, no purchase of the mortgage loans or the certificates will be permitted if it would result in a draw on the certificate guaranty insurance policy or would result in any amounts owed to the certificate insurer remaining unpaid, and no purchase of the mortgage loans or the certificates will be permitted if the certificate insurer can show reasonable probability that it would result in a draw on the certificate guaranty insurance policy or would result in any amounts owed to the certificate insurer remaining unpaid unless, in either case, the certificate insurer in its sole discretion consents to the termination.

Pricing Prepayment Speed:	A 100% prepayment assumption assumes that the outstanding principal balance of the mortgage loans prepays at a constant prepayment rate (“CPR”) of 35% in every month of the life of such pool.

Group I

Mortgage Loans:

As of the Statistical Calculation Date, the aggregate Stated Principal Balance of the Group I Mortgage Loans was approximately $395,081,799.90. The Group I Mortgage Loans consist of fixed-rate, junior-lien Mortgage Loans. Based upon Statistical Calculation Date data, approximately 29.08% of the Group I Mortgage Loans were originated or acquired by American Home Mortgage; approximately 17.86% of the Group I Mortgage Loans were originated or acquired by Southstar Funding, LLC and Opteum Financial Services, LLC; approximately 13.68% of the Group I Mortgage Loans were originated or acquired by Impac Mortgage Corporation and approximately 39.38% of the Group I Mortgage Loans were originated or acquired by EMC Mortgage Corporation from other various sellers.

Pass-Through Rate:

With respect to each Accrual Period, the Class I-A, Class I-M and Class I-B Certificates accrue interest at a per annum Pass-Through Rate based on the lesser of (a) a one-month LIBOR index plus a specified margin and (b) 11.00% per annum, but such Pass-Through Rate is subject to a limit equal to the Group I Net Rate Cap.

Accrual Period:

With respect to each Distribution Date, interest will accrue (a) for the Class I-A, Class I-M and Class I-B Certificates, during the period commencing on the Distribution Date in the month immediately preceding the month in which that Distribution Date occurs (or, in the case of the February 2006 Distribution Date, commencing on the Closing Date) and ending on the day preceding that Distribution Date.

Group I Net Rate Cap:

With respect to any Distribution Date and any class of Group I Certificates a per annum rate equal to the weighted average of the Group I Net Mortgage Rates of the Group I Mortgage Loans as of the related due date prior to giving effect to any reduction in the aggregate Stated Principal Balances of such Group I Mortgage Loans on such due date. The Group I Net Rate Cap for any Class of Group I Certificates will be adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Group I Basis Risk

Shortfall

Carry Forward Amount:

With respect to any Class I-A, Class I-M and Class I-B Certificates and any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through Rate for such class is based upon the related Group I Net Rate Cap, the excess, if any, of (i) the amount of interest that such class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate been calculated at a per annum rate equal to the lesser of (x) One-Month LIBOR plus a specified margin and (y) 11.00% per annum, over (ii) the amount of interest that such class received on such Distribution Date at the related Group I Net Rate Cap for such Distribution Date (such excess being the “Group I Basis Risk Shortfall” for such Distribution Date); and (B) the Group I Basis Risk Shortfall for all previous Distribution Dates not previously paid, together with interest thereon at a rate equal to the applicable Pass-Through Rate for such Distribution Date. The Certificate guaranty insurance policy will not cover Group I Basis Risk carry forward amounts.

Group I

Net Mortgage Rate:

With respect to any Group I Mortgage Loan or Group I REO Property, the then applicable interest rate thereon minus the sum of (i) the Servicing Fee Rate, (ii) the Master Servicing Fee Rate and (iii) the rate at which the premium for the certificate guaranty insurance policy is paid; provided, that for purposes of this calculation, the rate at which the premium for the certificate guaranty insurance policy is paid shall be multiplied by a fraction equal to (x) the aggregate certificate principal balance of the Class I-A Certificates over (y) the aggregate principal balance of the Group I Mortgage Loans.

Servicing Fee Rate:	0.5000% per annum on the outstanding aggregate Stated Principal Balance of the Group I Mortgage Loans.

Master Servicing Fee Rate:	0.0185% per annum on the outstanding aggregate Stated Principal Balance of the Group I Mortgage Loans.

Group I Interest

Carry Forward Amount:

With respect to any Class I-A, Class I-M and Class I-B Certificates and (i) the first Distribution Date, zero, and (ii) any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) the excess of (a) the monthly interest distributable amount for such class with respect to such Distribution Date and any prior Distribution Dates over (b) the amount actually distributed to such class with respect to interest on such Distribution Dates, and (2) interest on such excess (to the extent permitted by applicable law) at the applicable Pass-Through Rate for the related accrual period including the accrual period relating to the current Distribution Date.

Allocated Realized

Loss Amount:

With respect to any Distribution Date and any Class of Group I Certificates (other than the Class I-C and Class I-R Certificates), the sum of (x) the amount of any Realized Losses which have been applied in reduction of the Certificate Principal Balance of such Class on the preceding Distribution Date and (y) the amount of any Allocated Realized Loss Amount for such Class remaining unpaid on such preceding Distribution Date.

Unpaid Realized Loss

Amount:

With respect to the Class I-A Certificates and as to any Distribution Date is the excess of (i) the Allocated Realized Loss Amounts over (ii) the sum of all distributions in reduction of the Allocated Realized Loss Amounts on all previous Distribution Dates. Any amounts distributed to the Class I-A Certificates in respect of any Unpaid Realized Loss Amount will not be applied to reduce the Certificate Principal Balance of such class.

Credit Enhancement:

The Group I Offered Certificates will have the benefit of the following credit enhancement mechanisms, each of which is intended to provide credit support for the Group I Offered Certificates, as applicable:

For the holders of the Class I-A Certificates:

1)	AMBAC policy

In accordance with the terms of the certificate guaranty insurance policy, AMBAC will unconditionally and irrevocably guarantee:

i)	Shortfalls in the amounts available to pay the interest distribution amount on an Distribution Date except as provided below;
ii)	Any losses allocated to the Class A Certificates if not covered by Excess Cash Flow or overcollateralization;
iii)	Certain overcollateralization deficiency amounts set forth in the prospectus supplement; and
iv)	The outstanding certificate principal balance of the Class A Certificates on the Distribution Date in July 2036.

The policy will not guarantee the payment of Group I Basis Risk Shortfalls, Relief Act Shortfalls or Prepayment Interest Shortfalls related to the Class A Certificates.

2)

Excess Spread: On each Distribution Date, any excess spread will be available to cover losses, interest shortfalls and, to build the Group I Overcollateralization Amount. Such available excess spread will be used to make payments of interest and principal on the Group I Certificates, and will be applied as net monthly excess cashflow.

3)	Overcollateralization: The initial Group I Overcollateralization Amount will be approximately 7.45%.
4)	Subordination: The subordination of the Class I-M, Class I-B-1, Class I-B-2, Class I-B-3 and Class I-B-4 Certificates (initially equal to approximately 8.20% of the Cut-off Date pool balance).

For the holders of the Class I-M Certificates:

1)

Excess Spread: On each Distribution Date, any excess spread will be available to cover losses, interest shortfalls and, to build the Group I Overcollateralization Amount. Such available excess spread will be used to make payments of interest and principal on the Group I Certificates, and will be applied as net monthly excess cashflow.

2)	Overcollateralization: The initial Group I Overcollateralization Amount will be approximately 7.45%.
3)	Subordination: the subordination of the Class I-B-1, Class I-B-2, Class I-B-3 and Class I-B-4 Certificates (initially equal to approximately 6.60% of the Cut-off Date pool balance).

For the holders of the Class I-B-1 Certificates:

1)

Excess Spread: On each Distribution Date, any excess spread will be available to cover losses, interest shortfalls and, to build the Group I Overcollateralization Amount. Such available excess spread will be used to make payments of interest and principal on the Group I Certificates, and will be applied as net monthly excess cashflow.

2)	Overcollateralization: The initial Group I Overcollateralization Amount will be approximately 7.45%.
3)	Subordination: the subordination of Class I-B-2, Class I-B-3 and Class I-B-4 Certificates (initially equal to approximately 4.35% of the Cut-off Date pool balance).

For the holders of the Class I-B-2 Certificates:

1)

Excess Spread: On each Distribution Date, any excess spread will be available to cover losses, interest shortfalls and, to build the Group I Overcollateralization Amount. Such available excess spread will be used to make payments of interest and principal on the Group I Certificates, and will be applied as net monthly excess cashflow.

2)	Overcollateralization: The initial Group I Overcollateralization Amount will be approximately 7.45%.
3)	Subordination: The subordination of the Class I-B-3 Certificates and Class I-B-4 Certificates (initially equal to approximately 3.00% of the Cut-off Date pool balance).

For the holders of the Class I-B-3 Certificates:

1)

Excess Spread: On each Distribution Date, any excess spread will be available to cover losses, interest shortfalls and, to build the Group I Overcollateralization Amount. Such available excess spread will be used to make payments of interest and principal on the Group I Certificates, and will be applied as net monthly excess cashflow.

2)	Overcollateralization: The initial Group I Overcollateralization Amount will be approximately 7.45%.
3)	Subordination: The subordination of the Class I-B-4 Certificates (initially equal to approximately 1.50% of the Cut-off Date pool balance).

For the holders of the Class I-B-4 Certificates:

1)

Excess Spread: On each Distribution Date, any excess spread will be available to cover losses, interest shortfalls and, to build the Group I Overcollateralization Amount. Such available excess spread will be used to make payments of interest and principal on the Group I Certificates, and will be applied as net monthly excess cashflow.

2)	Overcollateralization: The initial Group I Overcollateralization Amount will be approximately 7.45%.

Realized Losses:

Realized Losses with respect to the Group I Mortgage Loans will be absorbed first by excess spread and then by the Group I Overcollateralization Amount then outstanding. Following the reduction of the Group I Overcollateralization Amount to zero, all allocable Realized Losses with respect to the Group I Mortgage Loans will be allocated, first to the Class I-B-4 Certificates, second to the Class I-B-3 Certificates, third to the Class I-B-2 Certificates, fourth to Class I-B-1 Certificates, fifth to the Class I-M Certificates, sixth to the Class I-A Certificates, in each case in reduction of the Certificate Principal Balance thereof.

Stepdown Date:

The later of (a) the Distribution Date occurring in February 2009, and (b) the first Distribution Date for which the sum of the aggregate Certificate Principal Balance of the Class I-M Certificates and Class I-B Certificates and the Group I Overcollateralization Amount for such Distribution Date, divided by the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) is greater than or equal to approximately 31.30%.

Interest Remittance Amount:	With respect to any Distribution Date, that portion of the available distribution amount for that Distribution Date that represents interest received or advanced on the Group I Mortgage Loans.
Group I Principal Distribution Amount:

On any Distribution Date, the lesser of (a) the excess of (x) the available distribution amount over (y) the related monthly Interest Remittance Amount and (b) the sum of the following:

(i)     The scheduled principal collected on the Group I Mortgage Loans during the related Due Period or advanced on or before the related Servicer advance date;

(ii)    the prepayments in respect of the Group I Mortgage Loans, exclusive of any prepayment charges, collected in the related Prepayment Period;

(iii)   the Stated Principal Balance of each Group I Mortgage Loan that was repurchased by EMC, in its capacity as seller, or the Master Servicer;

(iv)   the amount, if any, by which the aggregate unpaid principal balance of any replacement Group I Mortgage Loans is less than the aggregate unpaid principal balance of any deleted Group I Mortgage Loans delivered by EMC, in its capacity as seller, in connection with a substitution of a Group I Mortgage Loan;

(v)    all Liquidation Proceeds and Subsequent Recoveries collected during the related Prepayment Period on the Group I Mortgage Loans, to the extent such Liquidation Proceeds and Subsequent Recoveries related to principal, less all non-recoverable advances relating to principal reimbursed during the related Due Period;

(vi)   the principal portion of the purchase price of the assets of the trust upon the exercise by the majority holder of the Class I-C Certificates or the Master Servicer, as applicable, of its optional termination right; minus

(vii)  any amounts required to be reimbursed to the seller, the Master Servicer, the Trustee or the Securities Administrator as provided in the Pooling and Servicing Agreement; plus

(viii) any Group I Extra Principal Distribution Amount for such Distribution Date; less

(ix)   any Group I Overcollateralization Release Amount for such Distribution Date.

Priority of

Payments:	Payments of interest and principal on each Class of Group I Certificates will be as follows:

Interest

The Interest Remittance Amount will be applied in the following order of priority:

1)	Fees and expenses of the Master Servicer, the Trustee and the Securities Administrator;
2)	To the Certificate Insurer, the premium under the certificate guaranty insurance policy;
3)	To the Class I-A Certificateholders, any current interest plus any Group I Interest Carry Forward Amount;
4)	To the Certificate Insurer, for reimbursement of any amounts paid as a result of any draws on the Class I-A Certificates;
5)	To the Class I-A Certificate Insurer, any unreimbursed draws relating to interest or the certificate guaranty insurance policy;
6)	To the Class I-M Certificateholders, current interest;
7)	To the Class I-B-1 Certificateholders, current interest;
8)	To the Class I-B-2 Certificateholders, current interest;
9)	To the Class I-B-3 Certificateholders, current interest; and
10)	To the Class I-B-4 Certificateholders, current interest.

Principal

The Group I Principal Distribution Amount will be applied in the following order of priority:

Prior to the Stepdown Date or on which a Group I Trigger Event is in effect

1)	To the Class I-A Certificateholders, until paid in full;
2)	To the Class I-M Certificateholders, until paid in full;
3)	To the Class I-B-1 Certificateholders, until paid in full;
4)	To the Class I-B-2 Certificateholders, until paid in full;
5)	To the Class I-B-3 Certificateholders, until paid in full; and
6)	To the Class I-B-4 Certificateholders, until paid in full.

On and after the Stepdown Date or on which a Group I Trigger Event is not in effect

1)	To the Class I-A Certificateholders, the Class I-A Principal Distribution Amount until paid in full;
2)	To the Class I-M Certificateholders, the Class I-M Principal Distribution Amount until paid in full;
3)	To the Class I-B-1 Certificateholders, the Class I-B-1 Principal Distribution Amount until paid in full;
4)	To the Class I-B-2 Certificateholders, the Class I-B-2 Principal Distribution Amount until paid in full;
5)	To the Class I-B-3 Certificateholders, the Class I-B-3 Principal Distribution Amount until paid in full; and
6)	To the Class I-B-4 Certificateholders, the Class I-B-4 Principal Distribution Amount until paid in full.

Net Monthly Excess Cashflow

On each Distribution Date, the Net Monthly Excess Cashflow will be applied in the following order of priority to the extent available for such purpose:

1)	To the Certificate Insurer for prior draws made on the certificate guaranty insurance policy allocable to the Class A Certificates;
2)

To the Class or Classes of Group I Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Group I Extra Principal Distribution, payable to such holders as part of the Group I Principal Distribution Amount;

3)

To the Class I-A Certificateholders, (a) first, any Group I Interest Carry Forward Amount to the extent unpaid from the Interest Remittance Amount and (b) second, any Unpaid Allocated Realized Loss Amount on the Class I-A Certificateholders;

4)	To the Class I-M Certificateholders, any Group I Interest Carry Forward Amount;
5)	To the Class I-B-1 Certificateholders, any Group I Interest Carry Forward Amount;
6)	To the Class I-B-2 Certificateholders, any Group I Interest Carry Forward Amount;
7)	To the Class I-B-3 Certificateholders, any Group I Interest Carry Forward Amount;
8)	To the Class I-B-4 Certificateholders, any Group I Interest Carry Forward Amount;
9)	To the Class I-ACertificateholders, any Group I Basis Risk Shortfall Carry Forward Amount;
10)	To the Class I-M Certificateholders, any Group I Basis Risk Shortfall Carry Forward Amount;
11)	To the Class I-B-1 Certificateholders, any Group I Basis Risk Shortfall Carry Forward Amount;
12)	To the Class I-B-2 Certificateholders, any Group I Basis Risk Shortfall Carry Forward Amount;
13)	To the Class I-B-3 Certificateholders, any Group I Basis Risk Shortfall Carry Forward Amount;
14)	To the Class I-B-4 Certificateholders, any Group I Basis Risk Shortfall Carry Forward Amount;
15)

To the Class I-A Certificateholders, on a pro-rata basis, Class I-M, Class I-B-1, Class I-B-2, Class I-B-3, and Class I-B-4 Certificateholders, sequentially in that order, any unpaid prepayment interest shortfalls and Relief Act shortfalls, allocated thereto; and

16)	To the holder of the Class I-C Certificates amounts specified in the pooling and servicing agreement.

Principal Priority:

For each Distribution Date prior to the Stepdown Date, or if a group I trigger event is in effect, the Group I Principal Distribution Amount will be paid sequentially to the Class I-A, Class I-M, Class I-B-1, Class I-B-2, Class I-B-3 and Class I-B-4 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero.

For each Distribution Date on or after the Stepdown Date, so long as a group I trigger event is not in effect, the applicable Group I Principal Distribution Amount will be calculated such that all Group I Certificates will be entitled to receive payments of principal in the following order of priority: first, to the Class I-A Certificates such that the Class I-A Certificates will have approximately 31.30% subordination, second to the Class I-M Certificates such that the Class I-M Certificates will have approximately 28.10% subordination, third, to the Class I-B-1 Certificates such that the Class I-B-1 Certificates will have approximately 23.60% subordination, fourth, to the Class I-B-2 Certificates such that the Class I-B-2 Certificates will have approximately 20.90% subordination, fifth, to the Class I-B-3 Certificates such that the Class I-B-3 Certificates will have approximately 17.90% subordination and last, to the Class I-B-4 Certificates such that the Class I-B-4 Certificates will have approximately 14.90% subordination, in each case until the Certificate Principal Balance thereof has been reduced to zero.

Class I-A Principal Distribution Amount:

With respect to any Distribution Date, the lesser of:

•     the Group I Principal Distribution Amount for that Distribution Date; and

•     the excess, if any, of (A) the Certificate Principal Balance of the Class I-A Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the subordination percentage equal to approximately 68.70% and (2) the aggregate Stated Principal Balance of the Group I Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period), and (y) the aggregate Stated Principal Balance of the Group I Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) less the Group I Overcollateralization Floor Amount.

Class I-M Principal Distribution Amount:

With respect to any Distribution Date, the lesser of:

•     the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class I-A Principal Distribution Amount; and

•     the excess, if any, of (A) the sum of (1) the Certificate Principal Balance of the Class I-A Certificates (after taking into account the payment of the Class I-A Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class I-M Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the subordination percentage equal to approximately 71.90% and (2) the aggregate Stated Principal Balance of the Group I Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period), and (y) the aggregate Stated Principal Balance of the Group I Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) less the Group I Overcollateralization Floor Amount.

Class I-B-1 Principal Distribution Amount:

With respect to any Distribution Date, the lesser of :

•     the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class I-A Principal Distribution Amount, the Class I-M Principal Distribution Amount; and

•     the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class I-A Certificates, the Class I-M Certificates (after taking into account the payment of the Class I-A Principal Distribution Amount, the Class I-M Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class I-B-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the subordination percentage equal to approximately 76.40% and (2) the aggregate Stated Principal Balance of the Group I Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period), and (y) the aggregate Stated Principal Balance of the Group I Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) less the Group I Overcollateralization Floor Amount.

Class I-B-2 Principal Distribution Amount:

With respect to any Distribution Date, the lesser of :

•     the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class I-A Principal Distribution Amount, the Class I-M Principal Distribution Amount and the Class I-B-1 Principal Distribution Amount; and

•     the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class I-A Certificates, the Class I-M Certificates and the Class I-B-1 Certificates (after taking into account the payment of the Class I-A Principal Distribution Amount, the Class I-M Principal Distribution Amount and the Class I-B-1 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class I-B-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the subordination percentage equal to approximately 79.10% and (2) the aggregate Stated Principal Balance of the Group I Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period), and (y) the aggregate Stated Principal Balance of the Group I Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) less the Group I Overcollateralization Floor Amount.

Class I-B-3 Principal Distribution Amount:

With respect to any Distribution Date, the lesser of :

•     the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class I-A Principal Distribution Amount, the Class I-M Principal Distribution Amount the Class I-B-1 Principal Distribution Amount and the Class I-B-2 Principal Distribution Amount; and

•     the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class I-A Certificates, the Class I-M Certificates, the Class I-B-1 Certificates and the Class I-B-2 Certificates (after taking into account the payment of the Class I-A Principal Distribution Amount, the Class I-M Principal Distribution Amount, the Class I-B-1 Principal Distribution Amount and the Class I-B-2 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class I-B-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the subordination percentage equal to approximately 82.10% and (2) the aggregate Stated Principal Balance of the Group I Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period), and (y) the aggregate Stated Principal Balance of the Group I Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) less the Group I Overcollateralization Floor Amount.

Class I-B-4 Principal Distribution Amount:

With respect to any Distribution Date, the lesser of :

•     the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class I-A Principal Distribution Amount, the Class I-M Principal Distribution Amount, the Class I-B-1 Principal Distribution Amount, the Class I-B-2 Principal Distribution Amount and the Class I-B-3 Principal Distribution Amount; and

•     the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class I-A Certificates, the Class I-M Certificates, the Class I-B-1 Certificates, the Class I-B-2 Certificates and the Class I-B-3 Certificates (after taking into account the payment of the Class I-A Principal Distribution Amount, the Class I-M Principal Distribution Amount, the Class I-B-1 Principal Distribution Amount, the Class I-B-2 Principal Distribution Amount and the Class I-B-3 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class I-B-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the subordination percentage equal to approximately 85.10% and (2) the aggregate Stated Principal Balance of the Group I Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period), and (y) the aggregate Stated Principal Balance of the Group I Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) less the Group I Overcollateralization Floor Amount.

Group I Trigger Event:

A Group I Trigger Event will exist with respect to any Distribution Date if during the applicable period any of the applicable standards specified below for the Sixty Day Plus Delinquency Percentage or the Cumulative Realized Loss Percentage is not satisfied:

1)    On any Distribution Date, the Sixty Day Plus Delinquency Percentage is less than [7.00]%;

2)    On any Distribution Date from and including the Distribution Date in February 2009 to and including the Distribution Date in January 2009, the Cumulative Realized Loss Percentage for such Distribution Date is less than [5.05]%;

3)    On any Distribution Date from and including the Distribution Date in February 2010 to and including the Distribution Date in January 2010, the Cumulative Realized Loss Percentage for such Distribution Date is less than [7.85]%;

4)    On any Distribution Date from and including the Distribution Date in February 2011 to and including the Distribution Date in January 2011, the Cumulative Realized Loss Percentage for such Distribution Date is less than [10.05]%; and

5)    On any Distribution Date thereafter, the Cumulative Realized Loss Percentage for such Distribution Date is less than [10.50]%.

Sixty Day Plus Delinquency Percentage:

A percentage obtained by dividing (x) the aggregate outstanding Stated Principal Balance of Group I Mortgage Loans delinquent 60 days or more (including Group I Mortgage Loans that are in foreclosure, have been converted to REO Properties or have been discharged by reason of bankruptcy) by (y) the aggregate outstanding Stated Principal Balance of the Group I Mortgage Loans, in each case, as of the last day of the previous calendar month.

Cumulative Realized Loss Percentage:

A percentage obtained by dividing (x) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period by (y) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the Cut-off Date.

Net Monthly Excess Cashflow:

With respect to any Distribution Date, the excess, if any, of (x) the available distribution amount for such Distribution Date over (y) the aggregate for such Distribution Date of the amount required to be distributed as described under “Interest” and “Principal” under “Priority of Payments” above.

Group I Overcollateralization Amount:

With respect to any Distribution Date is the excess, if any, of (a) the aggregate Stated Principal Balances of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Due Period) over (b) the aggregate Certificate Principal Balance of the Class I-A, Class I-M and Class I-B Certificates on such Distribution Date (after taking into account the payment of principal other than any Group I Extra Principal Distribution Amount on such certificates).

Group I Overcollateralization Floor Amount:	An amount equal to 0.50% of the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the Cut-off Date.

Group I Overcollateralization Target Amount:

With respect to any Distribution Date, (a) prior to the Stepdown Date, approximately 7.45% of the the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the Cut-off Date, (b) on or after the Stepdown Date provided a Group I Trigger Event is not in effect, the greater of (i) the lesser of, (1) approximately 7.45% of the the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the Cut-off Date and (2) approximately 14.90% of the then current aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (ii) the Group I Overcollateralization Floor, and (c) on or after the Stepdown Date and if a Group I Trigger Event is in effect, the Group I Overcollateralization Target Amount for the immediately preceding Distribution Date.

Group I Extra Principal Distribution Amount:

With respect to any Distribution Date is the lesser of (a) the excess, if any, of the Group I Overcollateralization Target Amount for such Distribution Date, over the Group I Overcollateralization Amount for such Distribution Date (after giving effect to distributions of principal on the Certificates other than any Extra Principal Distribution Amount) and (b) the excess spread for such Distribution Date.

Group I Overcollateralization Release Amount:

With respect to any Distribution Date the lesser of (x) the sum of (i) the scheduled principal collected on the Group I Mortgage Loans during the related Due Period or advanced on or before he related Servicer advance date; (ii) the prepayments in respect of the Group I Mortgage Loans, exclusive of any prepayment charges, collected in the related Prepayment Period; (iii) the Stated Principal Balance of each Group I Mortgage Loan that was repurchased by EMC, in its capacity as seller, or the Master Servicer; (iv) the amount, if any, by which the aggregate unpaid principal balance of any replacement Group I Mortgage Loans is less than the aggregate unpaid principal balance of any deleted Group I Mortgage Loans delivered by EMC, in its capacity as seller, in connection with a substitution of a Group I Mortgage Loan; (v) all Liquidation Proceeds and Subsequent Recoveries collected during the related Prepayment Period on the Group I Mortgage Loans, to the extent such Liquidation Proceeds and Subsequent Recoveries relate to principal, less all non-recoverable advances relating to principal reimbursed during the related Due Period; and (y) the excess, if any, of (i) the Group I Overcollateralization Amount for such Distribution Date over (ii) the Group I Overcollateralization Target Amount for such Distribution Date.

Net WAC Cap Rate

MONTH	(%)	MONTH	(%)	MONTH	(%)
1	10.1006	22	10.1004	43	10.1002
2	11.1828	23	10.4371	44	10.1001
3	10.1006	24	10.1004	45	10.4368
4	10.4373	25	10.1004
5	10.1006	26	10.7969
6	10.4372	27	10.1004
7	10.1005	28	10.4370
8	10.1005	29	10.1003
9	10.4372	30	10.4370
10	10.1005	31	10.1003
11	10.4372	32	10.1003
12	10.1005	33	10.4370
13	10.1005	34	10.1003
14	11.1827	35	10.4369
15	10.1005	36	10.1002
16	10.4371	37	10.1002
17	10.1005	38	11.1824
18	10.4371	39	10.1002
19	10.1004	40	10.4369
20	10.1004	41	10.1002
21	10.4371	42	10.4368

Selected Assumptions:

1) 1-month LIBOR = 20%

2) 35% CPR

Excess Spread Before Losses (%)

Month	Excess Spread (2)	Excess Spread (3)	Month	Excess Spread (2)	Excess Spread (3)
1	6.36	6.36	33	6.23	6.12
2	6.06	6.02	34	6.12	6.01
3	5.62	5.47	35	6.28	6.17
4	5.78	5.57	36	6.17	6.06
5	5.64	5.40	37	6.20	6.09
6	5.80	5.56	38	6.46	6.35
7	5.66	5.41	39	5.88	5.75
8	5.67	5.42	40	5.86	5.72
9	5.83	5.60	41	5.54	5.38
10	5.69	5.46	42	5.66	5.50
11	5.85	5.64	43	5.58	5.41
12	5.71	5.51	44	5.64	5.46
13	5.72	5.54	45	5.84	5.66
14	6.18	6.03
15	5.75	5.60
16	5.91	5.78
17	5.78	5.66
18	5.94	5.84
19	5.81	5.71
20	5.82	5.74
21	5.98	5.91
22	5.86	5.78
23	6.02	5.94
24	5.89	5.81
25	5.91	5.83
26	6.22	6.13
27	5.95	5.86
28	6.11	6.02
29	5.99	5.90
30	6.16	6.06
31	6.04	5.94
32	6.07	5.96

Selected Assumptions:

1)	35% CPR
1)	1-month LIBOR = 4.50%
2)	Forward LIBOR

Breakeven CDR Table

The tables below describe the Constant Default Rate (“CDR”), and the related cumulative loss on the mortgage loans that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at forward LIBOR. Other assumptions incorporated include the following: (1) 100% of the Prepayment Assumption, (2) 100% loss severity, (3) 6-month lag from default to loss, (4) triggers fail (i.e., no stepdown).

	Forward LIBOR
	CDR Break	Cumulative Loss
Class I-M-1	10.50	20.48
Class I-B-1	9.20	18.30
Class I-B-2	8.44	17.00
Class I-B-3	7.68	15.66
Class I-B-4	7.11	14.63

Selected Collateral Characteristics

For the Mortgage Loans in Group I

As of the Cut-Off Date*

Summary	Total	Minimum	Maximum
Aggregate Outstanding Principal Balance	$395,081,800
Number of Loans	7,444
Average Scheduled Principal Balance	$53,074	$7,393	$499,309
(1) Original Combined Loan-to-Value Ratio	96.80%	9.56%	100.00%
(1) Mortgage Rate	10.956%	5.750%	17.000%
(1) Net Mortgage Rate	10.438%	5.232%	16.482%
(1) Remaining Term to Stated Maturity (months)	220	114	359
(1)] (1i)] Credit Score	686	514	819
(1) Weighted Average reflected in Total. (i1)] Non-Zero Weighted Average Credit Score
Percent of Cut-Off Date
Range	Principal Balance
Product Type	Fixed Rate	100.00%

Lien	Second	100.00%

Property Type	Two- to four- family units	10.20%
Hi-Condo	0.65%
Planned Unit Development	26.01%
Single-family	55.94%
Townhouse	0.19%

Geographic Distribution	California	19.13%
Florida	11.12%
Arizona	7.33%
Virginia	6.53%
Nevada	5.42%
Maryland	5.26%

Number of States (including DC)	50

Documentation Type	Full/Alternative	19.85%
Limited	0.15%
No Documentation	6.24%
No Income/No Asset	1.10%
No Ratio	16.16%
No Ratio / Verified Employment	0.13%
Stated Income	50.02%
Stated/Stated	6.34%

Loans with Prepayment Penalties	23.54%
Interest Only Loans	8.83%

*Please note that all pool characteristics are approximate and are subject to a +/- 10% variance

Selected Collateral Characteristics

For the Mortgage Loans in Group I

As of the Cut-Off Date

Credit Score Distribution of the Mortgage Loans

Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
540 – 559	6	287,583.30	0.07	47,930.55	100.00	72.57	0.00
560 – 579	130	3,306,997.75	0.84	25,438.44	99.22	97.24	0.00
580 - 599	361	11,070,989.36	2.80	30,667.56	98.73	95.17	0.91
600 - 619	825	30,316,480.19	7.67	36,747.25	99.64	41.28	2.71
620 - 639	813	39,921,078.61	10.10	49,103.42	98.38	23.83	10.98
640 - 659	762	39,915,160.60	10.10	52,382.10	97.21	28.15	15.64
660 - 679	874	54,237,852.94	13.73	62,057.04	95.80	11.65	9.59
680 - 699	927	58,274,359.74	14.75	62,863.39	96.58	10.52	8.08
700 - 719	797	47,269,469.61	11.96	59,309.25	96.26	8.04	6.91
720 - 739	702	42,893,480.41	10.86	61,101.82	96.35	11.77	11.47
740 - 759	547	30,490,762.57	7.72	55,741.80	95.84	13.17	8.15
760 - 779	416	22,273,101.98	5.64	53,541.11	95.04	14.25	8.34
780 - 799	216	11,398,060.39	2.88	52,768.80	95.88	17.05	6.97
800 - 819	68	3,426,422.45	0.87	50,388.57	95.67	22.44	3.44
Total / Weighted Average:	7,444	395,081,799.90	100.00	53,073.86	96.80	19.85	8.83

Selected Collateral Characteristics

For the Mortgage Loans in Group I

As of the Cut-Off Date

Debt-to-Income Ratios of the Mortgage Loans

Range of Debt-to-Income Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
0.00% - 0.00%	1,546	93,523,852.88	23.67	60,494.08	714	96.05	0.00	3.14
0.01% - 5.00%	8	288,372.86	0.07	36,046.61	711	94.62	19.36	43.28
5.01% - 10.00%	21	1,082,924.61	0.27	51,567.84	693	95.91	16.44	12.56
10.01% - 15.00%	46	1,992,840.02	0.50	43,322.61	694	96.45	25.87	18.50
15.01% - 20.00%	96	4,345,787.98	1.10	45,268.62	710	94.70	22.10	10.45
20.01% - 25.00%	216	9,696,596.30	2.45	44,891.65	698	96.09	22.34	11.47
25.01% - 30.00%	452	22,081,079.48	5.59	48,851.95	693	95.81	22.71	9.17
30.01% - 35.00%	715	36,976,106.13	9.36	51,714.83	690	95.58	22.07	7.54
35.01% - 40.00%	1,229	65,772,446.47	16.65	53,517.04	684	96.66	26.06	8.38
40.01% - 45.00%	1,517	80,601,429.10	20.40	53,132.12	679	97.43	23.76	10.43
45.01% - 50.00%	1,465	72,931,340.78	18.46	49,782.49	656	98.25	29.51	14.34
50.01% - 55.00%	133	5,789,023.29	1.47	43,526.49	650	98.14	61.61	9.88
Total / Weighted Average	7,444	395,081,799.90	100.00	53,073.86	686	96.80	19.85	8.83

Selected Collateral Characteristics

For the Mortgage Loans in Group I

As of the Cut-Off Date

Original Mortgage Loan Principal Balances of the Mortgage Loans

Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
$0 - $9,999	4	36,241.00	0.01	9,060.25	686	95.26	25.62	0.00
$10,000 - $19,999	807	12,250,904.57	3.10	15,180.80	664	95.14	42.23	2.57
$20,000 - $29,999	1,554	38,659,094.72	9.79	24,877.15	669	96.79	37.53	3.39
$30,000 - $39,999	1,336	46,339,644.96	11.73	34,685.36	677	97.09	32.17	4.48
$40,000 - $49,999	954	42,487,895.32	10.75	44,536.58	681	97.39	25.16	7.55
$50,000 - $59,999	690	37,474,985.35	9.49	54,311.57	682	97.07	22.54	6.49
$60,000 - $69,999	544	35,024,436.60	8.87	64,383.16	684	97.42	17.98	6.99
$70,000 - $79,999	373	27,710,073.10	7.01	74,289.74	691	96.86	17.14	8.83
$80,000 - $89,999	243	20,533,471.80	5.20	84,499.88	684	97.68	9.85	12.79
$90,000 - $99,999	164	15,495,463.33	3.92	94,484.53	691	97.33	11.51	9.66
$100,000 - $109,999	137	14,260,313.96	3.61	104,089.88	695	97.52	8.04	8.78
$110,000 - $119,999	93	10,624,940.06	2.69	114,246.67	695	96.62	7.51	8.57
$120,000 - $129,999	113	14,075,872.72	3.56	124,565.25	693	97.89	7.84	15.25
$130,000 - $139,999	84	11,269,628.70	2.85	134,162.25	706	97.03	5.90	14.31
$140,000 - $149,999	56	8,084,867.17	2.05	144,372.63	696	97.16	1.78	7.22
$150,000 - $159,999	39	5,966,932.94	1.51	152,998.28	710	98.01	10.30	2.56
$160,000 - $169,999	50	8,209,119.96	2.08	164,182.40	698	97.80	14.23	10.05
$170,000 - $179,999	28	4,878,574.64	1.23	174,234.81	704	97.63	7.12	7.14
$180,000 - $189,999	30	5,504,188.69	1.39	183,472.96	718	95.68	16.54	13.40
$190,000 - $199,999	28	5,420,850.39	1.37	193,601.80	699	97.13	7.10	21.62
$200,000 - $209,999	29	5,810,609.46	1.47	200,365.84	715	91.51	10.30	3.44
$210,000 - $219,999	7	1,483,322.34	0.38	211,903.19	692	96.39	28.62	57.00
$220,000 - $229,999	7	1,572,272.35	0.40	224,610.34	717	97.12	0.00	57.24
$230,000 - $239,999	4	945,092.20	0.24	236,273.05	723	96.21	0.00	25.13
$240,000 - $249,999	6	1,467,995.57	0.37	244,665.93	672	99.17	0.00	16.96
$250,000 - $259,999	9	2,262,924.47	0.57	251,436.05	699	92.04	11.27	33.36
$260,000 - $269,999	6	1,585,428.96	0.40	264,238.16	702	94.88	0.00	33.49
$270,000 - $279,999	4	1,082,430.64	0.27	270,607.66	694	95.01	0.00	24.94
$280,000 - $289,999	7	1,987,585.50	0.50	283,940.79	708	96.44	14.18	14.09
$290,000 - $299,999	7	2,059,633.32	0.52	294,233.33	695	97.09	0.00	42.93
$300,000 - $309,999	16	4,790,994.02	1.21	299,437.13	689	91.15	6.25	12.52
$310,000 - $319,999	2	614,084.51	0.16	307,042.26	702	95.08	0.00	0.00
$320,000 - $329,999	1	323,800.00	0.08	323,800.00	706	95.00	0.00	100.00
$330,000 - $339,999	1	329,655.54	0.08	329,655.54	645	90.00	0.00	0.00
$340,000 - $349,999	1	345,801.43	0.09	345,801.43	695	90.00	100.00	0.00
$350,000 - $359,999	2	699,910.42	0.18	349,955.21	669	99.83	50.01	50.01
$360,000 - $369,999	2	726,774.89	0.18	363,387.45	722	85.19	0.00	0.00
$370,000 - $379,999	1	375,000.00	0.09	375,000.00	723	100.00	0.00	100.00
$400,000 +	5	2,310,984.30	0.58	462,196.86	680	79.71	0.00	0.00
Total / Weighted Average	7,444	395,081,799.90	100.00	53,073.86	686	96.80	19.85	8.83

Selected Collateral Characteristics

For the Mortgage Loans in Group I

As of the Cut-Off Date

Net Mortgage Rates of the Mortgage Loans

Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
5.000% - 5.499%	2	66,305.41	0.02	33,152.71	695	97.51	24.83	0.00
5.500% - 5.999%	3	150,254.16	0.04	50,084.72	732	88.44	9.94	57.23
6.000% - 6.499%	16	731,052.82	0.19	45,690.80	734	92.63	69.83	21.37
6.500% - 6.999%	16	1,110,146.73	0.28	69,384.17	731	95.37	85.22	17.22
7.000% - 7.499%	50	3,628,180.42	0.92	72,563.61	719	93.77	60.83	0.45
7.500% - 7.999%	274	10,633,523.25	2.69	38,808.48	683	94.42	42.95	7.36
8.000% - 8.499%	236	14,321,451.58	3.62	60,684.12	713	91.80	27.03	8.30
8.500% - 8.999%	687	35,933,170.86	9.10	52,304.47	694	96.56	26.23	9.29
9.000% - 9.499%	995	57,023,705.43	14.43	57,310.26	705	97.05	20.04	7.35
9.500% - 9.999%	672	39,614,679.93	10.03	58,950.42	698	97.08	19.68	9.60
10.000% - 10.499%	864	53,280,913.65	13.49	61,667.72	686	96.62	19.83	10.34
10.500% - 10.999%	752	37,536,991.28	9.50	49,916.21	685	96.93	23.77	6.02
11.000% - 11.499%	926	49,962,829.37	12.65	53,955.54	678	97.29	15.75	9.26
11.500% - 11.999%	747	37,792,656.58	9.57	50,592.58	672	97.65	12.01	9.55
12.000% - 12.499%	559	23,746,978.66	6.01	42,481.18	655	97.99	16.91	11.26
12.500% - 12.999%	423	20,505,148.63	5.19	48,475.53	665	97.99	5.93	9.94
13.000% - 13.499%	117	5,503,026.69	1.39	47,034.42	652	96.30	5.75	6.48
13.500% - 13.999%	49	1,722,588.05	0.44	35,154.86	677	95.41	4.32	4.27
14.000% - 14.499%	28	1,002,340.19	0.25	35,797.86	686	94.87	8.32	0.00
14.500% - 14.999%	19	639,816.21	0.16	33,674.54	647	98.00	5.24	0.00
15.000% - 15.499%	6	92,782.87	0.02	15,463.81	642	94.39	14.00	0.00
15.500% - 15.999%	2	73,260.82	0.02	36,630.41	643	93.68	0.00	0.00
16.000% - 16.499%	1	9,996.31	0.00	9,996.31	625	95.00	0.00	0.00
Total / Weighted Average	7,444	395,081,799.90	100.00	53,073.86	686	96.80	19.85	8.83

Selected Collateral Characteristics

For the Mortgage Loans in Group I

As of the Cut-Off Date

Mortgage Rates of the Mortgage Loans

Range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
5.500% - 5.999%	2	66,305.41	0.02	33,152.71	695	97.51	24.83	0.00
6.000% - 6.499%	3	150,254.16	0.04	50,084.72	732	88.44	9.94	57.23
6.500% - 6.999%	1	25,708.19	0.01	25,708.19	700	89.89	0.00	0.00
7.000% - 7.499%	25	1,221,148.46	0.31	48,845.94	736	93.88	78.30	16.80
7.500% - 7.999%	43	3,413,883.07	0.86	79,392.63	719	94.10	72.55	4.64
8.000% - 8.499%	242	8,527,322.30	2.16	35,236.87	676	96.17	50.68	6.53
8.500% - 8.999%	220	14,281,628.84	3.61	64,916.49	712	91.07	23.77	7.51
9.000% - 9.499%	595	30,447,673.92	7.71	51,172.56	692	96.21	29.19	5.37
9.500% - 9.999%	1,001	56,277,317.96	14.24	56,221.10	705	96.98	19.76	10.19
10.000% - 10.499%	650	38,953,150.02	9.86	59,927.92	702	97.06	19.90	8.51
10.500% - 10.999%	886	54,068,242.32	13.69	61,025.10	686	96.75	21.02	10.42
11.000% - 11.499%	728	38,313,830.16	9.70	52,628.89	688	96.74	22.47	6.79
11.500% - 11.999%	919	48,159,099.35	12.19	52,403.81	680	97.10	16.36	7.57
12.000% - 12.499%	789	40,851,875.47	10.34	51,776.77	672	97.63	13.05	9.51
12.500% - 12.999%	621	27,272,381.98	6.90	43,916.88	658	98.19	15.76	12.88
13.000% - 13.499%	350	16,227,860.38	4.11	46,365.32	656	97.85	8.06	6.73
13.500% - 13.999%	237	12,130,531.49	3.07	51,183.68	670	97.34	3.97	13.90
14.000% - 14.499%	53	2,045,252.58	0.52	38,589.67	665	95.90	1.84	0.00
14.500% - 14.999%	38	1,376,433.18	0.35	36,221.93	694	94.36	5.06	5.34
15.000% - 15.499%	23	689,588.79	0.17	29,982.12	655	95.71	15.01	0.00
15.500% - 15.999%	14	486,024.34	0.12	34,716.02	645	98.88	2.67	0.00
16.000% - 16.499%	3	86,291.22	0.02	28,763.74	645	93.13	0.00	0.00
17.000% - 17.499%	1	9,996.31	0.00	9,996.31	625	95.00	0.00	0.00
Total / Weighted Average	7,444	395,081,799.90	100.00	53,073.86	686	96.80	19.85	8.83

Selected Collateral Characteristics

For the Mortgage Loans in Group I

As of the Cut-Off Date

Original Combined Loan-to-Value Ratios of the Mortgage Loans

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Percent Full Documentation	Percent Interest Only

5.01% - 10.00%	1	73,664.53	0.02	73,664.53	598	100.00	0.00
25.01% - 30.00%	1	10,486.67	0.00	10,486.67	755	0.00	0.00
35.01% - 40.00%	4	223,968.55	0.06	55,992.14	743	32.96	0.00
50.01% - 55.00%	1	249,540.01	0.06	249,540.01	737	0.00	0.00
55.01% - 60.00%	3	168,356.74	0.04	56,118.91	706	21.78	0.00
60.01% - 65.00%	6	604,421.28	0.15	100,736.88	705	0.00	0.00
65.01% - 70.00%	9	820,955.94	0.21	91,217.33	710	9.69	4.26
70.01% - 75.00%	13	1,347,706.07	0.34	103,669.70	691	0.00	0.00
75.01% - 80.00%	95	6,319,134.31	1.60	66,517.20	694	4.09	7.28
80.01% - 85.00%	90	4,470,386.56	1.13	49,670.96	712	10.82	2.98
85.01% - 90.00%	1,042	50,115,440.35	12.68	48,095.43	705	10.79	7.19
90.01% - 95.00%	1,462	74,533,921.75	18.87	50,980.79	705	16.40	8.09
95.01% - 100.00%	4,717	256,143,817.14	64.83	54,302.27	676	23.34	9.62
Total / Weighted Average	7,444	395,081,799.90	100.00	53,073.86	686	19.85	8.83

Selected Collateral Characteristics

For the Mortgage Loans in Group I

As of the Cut-Off Date

Geographic Distribution of Mortgaged Properties of the Mortgage Loans

State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
California	770	75,563,267.14	19.13	98,134.11	693	96.23	8.11	20.13
Florida	857	43,943,733.65	11.12	51,276.24	692	95.63	13.86	12.36
Arizona	584	28,958,452.41	7.33	49,586.39	703	96.00	18.58	5.69
Virginia	354	25,792,659.09	6.53	72,860.62	693	97.30	12.95	8.24
Nevada	371	21,407,587.66	5.42	57,702.39	693	97.49	9.53	3.23
Maryland	339	20,796,943.71	5.26	61,347.92	683	97.80	22.97	5.60
Illinois	299	17,600,498.73	4.45	58,864.54	681	96.66	13.10	5.14
Georgia	423	15,407,453.52	3.90	36,424.24	665	98.00	34.86	10.59
Minnesota	344	14,955,618.77	3.79	43,475.64	669	98.83	40.35	10.27
Texas	494	14,611,252.78	3.70	29,577.43	662	98.41	38.54	0.41
New York	132	12,774,317.76	3.23	96,775.13	685	96.98	7.81	7.22
New Jersey	148	9,274,467.36	2.35	62,665.32	681	95.91	15.45	6.54
Massachusetts	114	8,855,744.70	2.24	77,681.97	686	96.28	13.61	4.65
Colorado	164	8,421,773.51	2.13	51,352.28	689	97.66	22.54	2.73
Other (1)	2,051	76,718,029.11	19.42	37,405.18	680	96.84	33.63	3.02
Total / Weighted Average	7,444	395,081,799.90	100.00	53,073.86	686	96.80	19.85	8.83

1) Other includes states and the District of Columbia with fewer than 2% concentrations individually.

Selected Collateral Characteristics

For the Mortgage Loans in Group I

As of the Cut-Off Date

Junior Ratios of the Mortgage Loans

Range of Junior Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
0.01% - 30.00%	6,497	306,433,834.07	77.56	47,165.44	680	96.97	23.13	8.86
30.01% - 40.00%	536	42,203,882.82	10.68	78,738.59	709	94.91	12.66	9.55
40.01% - 45.00%	343	38,420,603.72	9.72	112,013.42	704	99.40	3.34	7.49
45.01% - 50.00%	22	2,157,405.47	0.55	98,063.89	686	92.28	19.00	16.22
50.01% - 55.00%	18	2,222,049.58	0.56	123,447.20	688	95.42	1.65	8.91
55.01% - 60.00%	2	599,370.65	0.15	299,685.33	669	93.89	0.00	50.05
60.01% and greater	26	3,044,653.59	0.77	117,102.06	700	78.36	15.63	0.00
Total / Weighted Average	7,444	395,081,799.90	100.00	53,073.86	686	96.80	19.85	8.83

Selected Collateral Characteristics

For the Mortgage Loans in Group I

As of the Cut-Off Date

Mortgage Loan Purpose of the Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Equity Refinance	868	51,904,815.35	13.14	59,798.17	674	93.93	24.17	10.74
Purchase	6,367	333,890,168.48	84.51	52,440.74	688	97.30	18.73	8.61
Rate/Term Refinance	209	9,286,816.07	2.35	44,434.53	671	94.86	36.09	6.09
Total / Weighted Average	7,444	395,081,799.90	100.00	53,073.86	686	96.80	19.85	8.83

Selected Collateral Characteristics

For the Mortgage Loans in Group I

As of the Cut-Off Date

Mortgage Loan Documentation Type of the Mortgage Loans

Documentation Type	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Full/Alternative	2,018	78,432,895.42	19.85	38,866.65	657	98.02	100.00	6.58
Limited	14	600,918.43	0.15	42,922.75	674	99.06	0.00	0.00
No Documentation	434	24,655,356.21	6.24	56,809.58	726	95.30	0.00	4.87
No Income/No Asset	108	4,356,331.36	1.10	40,336.40	718	97.63	0.00	5.97
No Ratio	994	63,862,120.45	16.16	64,247.61	708	96.20	0.00	2.05
No Ratio / Verified Employment	9	520,572.72	0.13	57,841.41	730	99.04	0.00	31.96
Stated Income	3,442	197,601,688.94	50.02	57,408.97	685	96.53	0.00	12.67
Stated/Stated	425	25,051,916.37	6.34	58,945.69	686	97.85	0.00	7.01
Total / Weighted Average	7,444	395,081,799.90	100.00	53,073.86	686	96.80	19.85	8.83

Selected Collateral Characteristics

For the Mortgage Loans in Group I

As of the Cut-Off Date

Occupancy Types of the Mortgage Loans

Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Investor	2,009	88,353,062.23	22.36	43,978.63	717	93.54	18.34	4.88
Primary Residence	5,073	288,841,527.32	73.11	56,937.02	675	97.90	20.25	10.05
Second/Vacation	362	17,887,210.35	4.53	49,412.18	710	95.19	20.90	8.72
Total / Weighted Average	7,444	395,081,799.90	100.00	53,073.86	686	96.80	19.85	8.83

Selected Collateral Characteristics

For the Mortgage Loans in Group I

As of the Cut-Off Date

Mortgaged Property Types of the Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Two- to four- family units	607	40,309,351.07	10.20	66,407.50	700	95.33	15.84	6.91
Condominium	579	27,648,616.47	7.00	47,752.36	699	96.04	16.58	7.69
Hi-Rise Condo	31	2,583,258.26	0.65	83,330.91	723	96.01	14.87	28.79
Planned Unit Developments	1,848	102,779,041.78	26.01	55,616.36	692	97.01	20.15	9.19
Single-family	4,362	221,021,853.00	55.94	50,669.84	679	97.08	20.93	8.96
Townhouse	17	739,679.32	0.19	43,510.55	710	97.55	13.72	0.00
Total / Weighted Average	7,444	395,081,799.90	100.00	53,073.86	686	96.80	19.85	8.83

Selected Collateral Characteristics

For the Mortgage Loans in Group I

As of the Cut-Off Date

Prepayment Penalty Terms of the Mortgage Loans

Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
None	5,559	302,086,079.63	76.46	54,341.80	691	96.40	18.21	5.48
6 Months	16	1,746,833.11	0.44	109,177.07	697	97.33	5.44	30.98
7 Months	8	567,428.48	0.14	70,928.56	716	99.11	0.00	37.45
12 Months	239	18,068,557.40	4.57	75,600.66	687	96.43	7.66	36.31
24 Months	971	43,023,985.63	10.89	44,308.95	647	98.86	36.13	14.68
36 Months	625	27,824,347.83	7.04	44,518.96	692	98.02	21.72	14.34
60 Months	26	1,764,567.82	0.45	67,867.99	673	98.77	19.50	41.39
Total / Weighted Average	7,444	395,081,799.90	100.00	53,073.86	686	96.80	19.85	8.83

Selected Collateral Characteristics

For the Mortgage Loans in Group I

As of the Cut-Off Date

Interest Only Terms of the Mortgage Loans

Interest Only Term	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Not Interest Only	6,982	360,184,318.90	91.17	51,587.56	686	96.72	20.34	0.00
60 Months	337	27,329,479.00	6.92	81,096.38	682	97.66	14.60	100.00
120 Months	125	7,568,002.00	1.92	60,544.02	705	97.39	15.46	100.00
Total / Weighted Average	7,444	395,081,799.90	100.00	53,073.86	686	96.80	19.85	8.83

Contact Information

Banking Contacts

Name:	Telephone:	E-Mail:
Josephine Musso Managing Director	(212) 272-6033	jmusso@bear.com
Audrey Kingsley Vice President	(212) 272-0891	akingsley@bear.com
Michael Cohn Collateral Analyst	(212) 272-6561	mcohn@bear.com

Trading / Syndicate Contacts

Name:	Telephone:	E-Mail:
Scott Eichel Senior Managing Director	(212) 272-5451	seichel@bear.com
Chris Scott Senior Managing Director	(212) 272-5451	cscott@bear.com
Keith Lind Managing Director	(212) 272-5451	klind@bear.com
Carol Fuller Senior Managing Director	(212) 272-4955	cfuller@bear.com
Angela Ward Associate Director	(212) 272-4955	adward@bear.com

Rating Agency Contacts

Name:	Telephone:	E-Mail:
Moody’s Todd Swanson	(415) 274-1714	todd.swanson@moodys.com
Chris Corcino	(212) 553-1441	Chris.corcino@moodys.com
S&P Errol Arne	(212) 438-2089	Errol_Arne@standardandpoors.com
Spencer Van Kirk	(212) 438-3135	Spencer_Kirk@standardandpoors.com

Preliminary Term Sheet

$[298,338,000] (Approximate)

SACO I Trust 2006-02

Group II

Mortgage Pass-Through Certificates,

Series 2006-02

EMC Mortgage Corporation

Mortgage Loan Seller

Bear Stearns Asset Backed Securities I LLC

Depositor

January 12, 2005

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: “www.bearstearns.com/prospectus/bsabs” for a copy of the base prospectus applicable to this offering.

The Information in this free writing prospectus is preliminary and is subject to completion or change.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. You may withdraw your indication of interest at any time.

The securities referred to in this free writing prospectus are being offered when, as and if issued. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities described therein. Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information”, please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value given to the inputs. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, remittance reports and trustee statements). Models used in any analysis may be proprietary, the results therefore, may be difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested using assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed facts and circumstances. Offering Documents contain data that is current as of their publication dates and after publication may no longer be accurate, complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by Bear Stearns or any other person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market at any time, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: Bear Stearns and/or individuals associated therewith may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

$[298,338,000] (Approximate)

SACO I TRUST 2006-02,

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-02

Characteristics of the Certificates (1)

Certificates	Initial Certificate Principal Amount (2)	Initial Credit Support	Coupon Type	Est. WAL to Call (years)	Principal Lockout/ Window (months)	Expected Final Maturity Date	Last Scheduled Distribution Date	Expected Ratings (Moody's / S&P)

Class II-A-1	$276,855,000	14.30%	Variable (3)	1.59	0/45	March 2018	August 2036	Aaa/AAA
Class II-M	$5,492,000	12.60%	Variable (3)	3.74	44/1	June 2015	August 2036	A3/A-
Class II-B-1	$6,784,000	10.50%	Variable (3)	3.71	42/3	February 2015	August 2036	Baa1/BBB+
Class II-B-2	$4,684,000	9.05%	Variable (3)	3.63	41/4	September 2014	August 2036	Baa2/BBB
Class II-B-3	$4,523,000	7.65%	Variable (3)	3.57	40/5	May 2014	August 2036	Baa3/BBB-
Class II-B-4	$4,684,000	6.20%	Variable (3)		NOT OFFERED HEREBY			Ba1/BB+

Notes:

(1)	The Group II Certificates will be priced assuming a 35% CPR and a 20% Clean-Up Call.
(2)	The Group II Certificates are approximate and are subject to a 10% variance.
(3)

The lesser of (a) one-month LIBOR plus the related margin and (b) 11.00% per annum, in each case subject to the Group II Net Rate Cap limitation. After the Clean-Up Call Date, the margin on the Class II-A Certificates will increase by 2.0 times, and the margins on the Class II-M Certificates and Class II-B Certificates will increase by 1.5 times.

THE COLLATERAL

The assets of the trust represent a 100% beneficial ownership interest in a pool of Group II Mortgage Loans, which will consist of fixed-rate, junior-lien Mortgage Loans with an aggregate Stated Principal Balance of approximately $323,051,873.98 as of January 1, 2006 (the “Statistical Calculation Date”).

THE STRUCTURE

Class II-A Certificates

The Class II-A Certificates will be issued as floating-rate senior securities.

Class II-M Certificates

The Class II-M Certificates will be issued as floating-rate mezzanine securities. The Class II-M Certificates will be subordinate to the Class II-A Certificates, and senior to the Class II-B Certificates.

Class II-B Certificates

The Class II-B-1, Class II-B-2, Class II-B-3 and Class II-B-4 Certificates (collectively, the “Class II-B Certificates”) will be issued as floating-rate subordinate securities. The Class II-B Certificates will be subordinate to the Class II-M Certificates and Class II-A Certificates. The Class II-B-4 Certificates will be subordinate to the Class II-B-3, Class II-B-2 and Class II-B-1 Certificates. The Class II-B-3 Certificates will be subordinate to the Class II-B-2 Certificates and the Class II-B-1 Certificates. The Class II-B-2 Certificates will be subordinate to the Class II-B-1 Certificates.

Group II Offered Certificates

Class II-A, Class II-M, Class II-B-1, Class II-B-2 and Class II-B-3 Certificates are offered hereby.

Group II Non-Offered Certificates

Class II-B-4, Class II-C and Class II-R Certificates are not offered hereby.

Group II Certificates

The Group II Offered Certificates and the Group II Non-Offered Certificates are collectively referred to as the “Group II Certificates.”

Underwriter:                        Bear, Stearns & Co. Inc.

Depositor:	Bear Stearns Asset Backed Securities I LLC.

Mortgage Loan Seller:	EMC Mortgage Corporation.

Master Servicer:	LaSalle Bank National Association.

Securities Administrator:	LaSalle Bank National Association.

Certificate Insurer:

Ambac Assurance Corporation (“AMBAC”), which is rated “AAA” by S&P and “Aaa” by Moody’s. The Certificate Insurer will issue its certificate guaranty insurance policy pursuant to which it will guarantee payments of current interest and certain payments of principal on the Class II-A Certificates. The certificate guaranty insurance policy will not cover any prepayment interest shortfalls or any interest shortfalls resulting from the application of the Servicemebers Civil Relief Act.

Primary Servicer:	Primary servicing for 100.00% of the Group II Mortgage Loans will be provided by EMC.

Custodians:	Wells Fargo Bank, National Association and LaSalle Bank National Association.

Trustee:	Citibank, N.A.

Federal Tax Status:	The trust will be established as one or more REMICs for U.S. federal income tax purposes.

Registration:

The Class II-A, Class II-M, Class II-B-1, Class II-B-2 and Class II-B-3 Certificates will be available in book-entry form through DTC. The Class II-B-4 Certificates will only be available in registered physical form.

Denominations:	For the Class II-A, Class II-M and Class II-B Certificates, minimum denominations of $100,000 and multiples of $1 in excess thereof.

Statistical Calculation

Date:	January 1, 2006.

Cut-off Date:	January 1, 2006.

Closing Date:	[January 30, 2006].

Distribution Date:	The 25th day of each month (or the next business day) commencing in February 2006.

Record Date:

With respect to the Class II-A, Class II-M and Class II-B Certificates (other than the Class II-B-4 Certificates) and any Distribution Date, the close of business on the day prior to that Distribution Date. With respect to the Class II-B-4 Certificates, the close of business on the last business day of the month preceding the month in which such Distribution Date occurs.

Last Scheduled

Distribution Date:	August 25, 2036.

ERISA Eligibility:

The Class II-A, Class II-M, Class II-B-1, Class II-B-2 and Class II-B-3 Certificates are expected to be eligible for purchase by or on behalf of employee benefit plans subject to Title I of the Employee Retirement Income Security Act of 1974 and plans subject to Section 4975 of the Internal Revenue Code of 1986, subject to the considerations described in the prospectus supplement.

SMMEA Eligibility:	The Group II Certificates will not be “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The majority holder of the Class II-C Certificates may purchase all of the Group II Mortgage Loans (and any properties acquired in respect thereof) when the aggregate Stated Principal Balance of the Group II Mortgage Loans (and such properties) is equal to or less than 20% of the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the Cut-off Date, thereby effecting early retirement of the Group II Certificates. However, no purchase of the mortgage loans or the certificates will be permitted if it would result in a draw on the certificate guaranty insurance policy or would result in any amounts owed to the certificate insurer remaining unpaid, and no purchase of the mortgage loans or the certificates will be permitted if the certificate insurer can show reasonable probability that it would result in a draw on the certificate guaranty insurance policy or would result in any amounts owed to the certificate insurer remaining unpaid unless, in either case, the certificate insurer in its sole discretion consents to the termination.

Pricing Prepayment Speed:	A 100% prepayment assumption assumes that the outstanding principal balance of the mortgage loans prepays at a constant prepayment rate (“CPR”) of 35% in every month of the life of such pool.

Group II

Mortgage Loans:

As of the Statistical Calculation Date, the aggregate Stated Principal Balance of the Group II Mortgage Loans was approximately $323,051,873.98. The Group II Mortgage Loans consist of fixed-rate, junior-lien Mortgage Loans. Based upon Statistical Calculation Date data, approximately 15.34% of the Group II Mortgage Loans were originated or acquired by Suntrust Mortgage Corporation; approximately 12.89% of the Group II Mortgage Loans were originated or acquired by Waterfield Mortgage Corporation; and approximately 71.77% of the Group II Mortgage Loans were originated or acquired by EMC Mortgage Corporation from other various sellers.

Pass-Through Rate:

With respect to each Accrual Period, the Class II-A, Class II-M and Class II-B Certificates accrue interest at a per annum Pass-Through Rate based on the lesser of (a) a one-month LIBOR index plus a specified margin and (b) 11.00% per annum, but such Pass-Through Rate is subject to a limit equal to the Group II Net Rate Cap.

Accrual Period:

With respect to each Distribution Date, interest will accrue (a) for the Class II-A, Class II-M and Class II-B Certificates, during the period commencing on the Distribution Date in the month immediately preceding the month in which that Distribution Date occurs (or, in the case of the February 2006 Distribution Date, commencing on the Closing Date) and ending on the day preceding that Distribution Date.

Group II Net Rate Cap:

With respect to any Distribution Date and any class of Group II Certificates a per annum rate equal to the weighted average of the Group II Net Mortgage Rates of the Group II Mortgage Loans as of the related due date prior to giving effect to any reduction in the aggregate Stated Principal Balances of such Group II Mortgage Loans on such due date. The Group II Net Rate Cap for any Class of Group II Certificates will be adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Group II Basis Risk

Shortfall

Carry Forward Amount:

With respect to any Class II-A, Class II-M and Class II-B Certificates and any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through Rate for such class is based upon the related Group II Net Rate Cap, the excess, if any, of (i) the amount of interest that such class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate been calculated at a per annum rate equal to the lesser of (x) One-Month LIBOR plus a specified margin and (y) 11.00% per annum, over (ii) the amount of interest that such class received on such Distribution Date at the related Group II Net Rate Cap for such Distribution Date (such excess being the “Group II Basis Risk Shortfall” for such Distribution Date); and (B) the Group II Basis Risk Shortfall for all previous Distribution Dates not previously paid, together with interest thereon at a rate equal to the applicable Pass-Through Rate for such Distribution Date. The Certificate guaranty insurance policy will not cover Group II Basis Risk carry forward amounts.

Group II

Net Mortgage Rate:

With respect to any Group II Mortgage Loan or Group II REO Property, the then applicable interest rate thereon minus the sum of (i) the Servicing Fee Rate, (ii) the Master Servicing Fee Rate and (iii) the rate at which the premium for the certificate guaranty insurance policy is paid; provided, that for purposes of this calculation, the rate at which the premium for the certificate guaranty insurance policy is paid shall be multiplied by a fraction equal to (x) the aggregate certificate principal balance of the Class II-A Certificates over (y) the aggregate principal balance of the Group II Mortgage Loans.

Servicing Fee Rate:	0.5000% per annum on the outstanding aggregate Stated Principal Balance of the Group II Mortgage Loans.

Master Servicing Fee Rate:	0.0185% per annum on the outstanding aggregate Stated Principal Balance of the Group II Mortgage Loans.

Group II Interest

Carry Forward Amount:

With respect to any Class II-A, Class II-M and Class II-B Certificates and (i) the first Distribution Date, zero, and (ii) any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) the excess of (a) the monthly interest distributable amount for such class with respect to such Distribution Date and any prior Distribution Dates over (b) the amount actually distributed to such class with respect to interest on such Distribution Dates, and (2) interest on such excess (to the extent permitted by applicable law) at the applicable Pass-Through Rate for the related accrual period including the accrual period relating to the current Distribution Date.

Allocated Realized

Loss Amount:

With respect to any Distribution Date and any Class of Group II Certificates (other than the Class II-C and Class II-R Certificates), the sum of (x) the amount of any Realized Losses which have been applied in reduction of the Certificate Principal Balance of such Class on the preceding Distribution Date and (y) the amount of any Allocated Realized Loss Amount for such Class remaining unpaid on such preceding Distribution Date.

Unpaid Realized Loss

Amount:

With respect to the Class II-A Certificates and as to any Distribution Date is the excess of (i) the Allocated Realized Loss Amounts over (ii) the sum of all distributions in reduction of the Allocated Realized Loss Amounts on all previous Distribution Dates. Any amounts distributed to the Class II-A Certificates in respect of any Unpaid Realized Loss Amount will not be applied to reduce the Certificate Principal Balance of such class.

Credit Enhancement:

The Group II Offered Certificates will have the benefit of the following credit enhancement mechanisms, each of which is intended to provide credit support for the Group II Offered Certificates, as applicable:

For the holders of the Class II-A Certificates:

1)	AMBAC policy

In accordance with the terms of the certificate guaranty insurance policy, AMBAC will unconditionally and irrevocably guarantee:

i.	Shortfalls in the amounts available to pay the interest distribution amount on an Distribution Date except as provided below;
ii.	Any losses allocated to the Class A Certificates if not covered by Excess Cash Flow or overcollateralization;
iii.	Certain overcollateralization deficiency amounts set forth in the prospectus supplement; and
iv.	The outstanding certificate principal balance of the Class A Certificates on the Distribution Date in August 2036.

The policy will not guarantee the payment of Group II Basis Risk Shortfalls, Relief Act Shortfalls or Prepayment Interest Shortfalls related to the Class A Certificates.

2)

Excess Spread: On each Distribution Date, any excess spread will be available to cover losses, interest shortfalls and, to build the Group II Overcollateralization Amount. Such available excess spread will be used to make payments of interest and principal on the Group II Certificates, and will be applied as net monthly excess cashflow.

3)	Overcollateralization: The initial Group II Overcollateralization Amount will be approximately 6.20%.
4)	Subordination: The subordination of the Class II-M, Class II-B-1, Class II-B-2, Class II-B-3 and Class II-B-4 Certificates (initially equal to approximately 8.10% of the Cut-off Date pool balance).

For the holders of the Class II-M Certificates:

1)

Excess Spread: On each Distribution Date, any excess spread will be available to cover losses, interest shortfalls and, to build the Group II Overcollateralization Amount. Such available excess spread will be used to make payments of interest and principal on the Group II Certificates, and will be applied as net monthly excess cashflow.

2)	Overcollateralization: The initial Group II Overcollateralization Amount will be approximately 6.20%.
3)	Subordination: the subordination of the Class II-B-1, Class II-B-2, Class II-B-3 and Class II-B-4 Certificates (initially equal to approximately 6.40% of the Cut-off Date pool balance).

For the holders of the Class II-B-1 Certificates:

1)

Excess Spread: On each Distribution Date, any excess spread will be available to cover losses, interest shortfalls and, to build the Group II Overcollateralization Amount. Such available excess spread will be used to make payments of interest and principal on the Group II Certificates, and will be applied as net monthly excess cashflow.

2)	Overcollateralization: The initial Group II Overcollateralization Amount will be approximately 6.20%.
3)	Subordination: the subordination of Class II-B-2, Class II-B-3 and Class II-B-4 Certificates (initially equal to approximately 4.30% of the Cut-off Date pool balance).

For the holders of the Class II-B-2 Certificates:

1)

Excess Spread: On each Distribution Date, any excess spread will be available to cover losses, interest shortfalls and, to build the Group II Overcollateralization Amount. Such available excess spread will be used to make payments of interest and principal on the Group II Certificates, and will be applied as net monthly excess cashflow.

2)	Overcollateralization: The initial Group II Overcollateralization Amount will be approximately 6.20%.
3)	Subordination: The subordination of the Class II-B-3 Certificates and Class II-B-4 Certificates (initially equal to approximately 2.85% of the Cut-off Date pool balance).

For the holders of the Class II-B-3 Certificates:

1)

Excess Spread: On each Distribution Date, any excess spread will be available to cover losses, interest shortfalls and, to build the Group II Overcollateralization Amount. Such available excess spread will be used to make payments of interest and principal on the Group II Certificates, and will be applied as net monthly excess cashflow.

2)	Overcollateralization: The initial Group II Overcollateralization Amount will be approximately 6.20%.
3)	Subordination: The subordination of the Class II-B-4 Certificates (initially equal to approximately 1.45% of the Cut-off Date pool balance).

For the holders of the Class II-B-4 Certificates:

1)

Excess Spread: On each Distribution Date, any excess spread will be available to cover losses, interest shortfalls and, to build the Group II Overcollateralization Amount. Such available excess spread will be used to make payments of interest and principal on the Group II Certificates, and will be applied as net monthly excess cashflow.

2)	Overcollateralization: The initial Group II Overcollateralization Amount will be approximately 6.20%.

Realized Losses:

Realized Losses with respect to the Group II Mortgage Loans will be absorbed first by excess spread and then by the Group II Overcollateralization Amount then outstanding. Following the reduction of the Group II Overcollateralization Amount to zero, all allocable Realized Losses with respect to the Group II Mortgage Loans will be allocated, first to the Class II-B-4 Certificates, second to the Class II-B-3 Certificates, third to the Class II-B-2 Certificates, fourth to Class II-B-1 Certificates, fifth to the Class II-M Certificates, sixth to the Class II-A Certificates, in each case in reduction of the Certificate Principal Balance thereof.

Stepdown Date:

The later of (a) the Distribution Date occurring in February 2009, and (b) the first Distribution Date for which the sum of the aggregate Certificate Principal Balance of the Class II-M Certificates and Class II-B Certificates and the Group II Overcollateralization Amount for such Distribution Date, divided by the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) is greater than or equal to approximately 28.60%.

Interest Remittance Amount:	With respect to any Distribution Date, that portion of the available distribution amount for that Distribution Date that represents interest received or advanced on the Group II Mortgage Loans.
Group II Principal Distribution Amount:

On any Distribution Date, the lesser of (a) the excess of (x) the available distribution amount over (y) the related monthly Interest Remittance Amount and (b) the sum of the following:

(i)     The scheduled principal collected on the Group II Mortgage Loans during the related Due Period or advanced on or before the related Servicer advance date;

(ii)    the prepayments in respect of the Group II Mortgage Loans, exclusive of any prepayment charges, collected in the related Prepayment Period;

(iii)   the Stated Principal Balance of each Group II Mortgage Loan that was repurchased by EMC, in its capacity as seller, or the Master Servicer;

(iv)   the amount, if any, by which the aggregate unpaid principal balance of any replacement Group II Mortgage Loans is less than the aggregate unpaid principal balance of any deleted Group II Mortgage Loans delivered by EMC, in its capacity as seller, in connection with a substitution of a Group II Mortgage Loan;

(v)    all Liquidation Proceeds and Subsequent Recoveries collected during the related Prepayment Period on the Group II Mortgage Loans, to the extent such Liquidation Proceeds and Subsequent Recoveries related to principal, less all non-recoverable advances relating to principal reimbursed during the related Due Period;

(vi)   the principal portion of the purchase price of the assets of the trust upon the exercise by the majority holder of the Class II-C Certificates or the Master Servicer, as applicable, of its optional termination right; minus

(vii)  any amounts required to be reimbursed to the seller, the Master Servicer, the Trustee or the Securities Administrator as provided in the Pooling and Servicing Agreement; plus

(viii) any Group II Extra Principal Distribution Amount for such Distribution Date; less

(ix)   any Group II Overcollateralization Release Amount for such Distribution Date.

Priority of

Payments:	Payments of interest and principal on each Class of Group II Certificates will be as follows:

Interest

The Interest Remittance Amount will be applied in the following order of priority:

1)	Fees and expenses of the Master Servicer, the Trustee and the Securities Administrator;
2)	To the Certificate Insurer, the premium under the certificate guaranty insurance policy;
3)	To the Class II-A Certificateholders, any current interest plus any Group II Interest Carry Forward Amount;
4)	To the Certificate Insurer, for reimbursement of any amounts paid as a result of any draws on the Class II-A Certificates;
5)	To the Class II-A Certificate Insurer, any unreimbursed draws relating to interest or the certificate guaranty insurance policy;
6)	To the Class II-M Certificateholders, current interest;
7)	To the Class II-B-1 Certificateholders, current interest;
8)	To the Class II-B-2 Certificateholders, current interest;
9)	To the Class II-B-3 Certificateholders, current interest; and
10)	To the Class II-B-4 Certificateholders, current interest.

Principal

The Group II Principal Distribution Amount will be applied in the following order of priority:

Prior to the Stepdown Date or on which a Group II Trigger Event is in effect

1)	To the Class II-A Certificateholders, until paid in full;
2)	To the Class II-M Certificateholders, until paid in full;
3)	To the Class II-B-1 Certificateholders, until paid in full;
4)	To the Class II-B-2 Certificateholders, until paid in full;
5)	To the Class II-B-3 Certificateholders, until paid in full; and
6)	To the Class II-B-4 Certificateholders, until paid in full.

On and after the Stepdown Date or on which a Group II Trigger Event is not in effect
1)	To the Class II-A Certificateholders, the Class II-A Principal Distribution Amount until paid in full;
2)	To the Class II-M Certificateholders, the Class II-M Principal Distribution Amount until paid in full;
3)	To the Class II-B-1 Certificateholders, the Class II-B-1 Principal Distribution Amount until paid in full;
4)	To the Class II-B-2 Certificateholders, the Class II-B-2 Principal Distribution Amount until paid in full;
5)	To the Class II-B-3 Certificateholders, the Class II-B-3 Principal Distribution Amount until paid in full; and
6)	To the Class II-B-4 Certificateholders, the Class II-B-4 Principal Distribution Amount until paid in full.

Net Monthly Excess Cashflow

On each Distribution Date, the Net Monthly Excess Cashflow will be applied in the following order of priority to the extent available for such purpose:

1)	To the Certificate Insurer for prior draws made on the certificate guaranty insurance policy allocable to the Class A Certificates;
2)

To the Class or Classes of Group II Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Group II Extra Principal Distribution, payable to such holders as part of the Group II Principal Distribution Amount;

3)

To the Class II-A Certificateholders, (a) first, any Group II Interest Carry Forward Amount to the extent unpaid from the Interest Remittance Amount and (b) second, any Unpaid Allocated Realized Loss Amount on the Class II-A Certificateholders;

4)	To the Class II-M Certificateholders, any Group II Interest Carry Forward Amount;
5)	To the Class II-B-1 Certificateholders, any Group II Interest Carry Forward Amount;
6)	To the Class II-B-2 Certificateholders, any Group II Interest Carry Forward Amount;
7)	To the Class II-B-3 Certificateholders, any Group II Interest Carry Forward Amount;
8)	To the Class II-B-4 Certificateholders, any Group II Interest Carry Forward Amount;
9)	To the Class II-ACertificateholders, any Group II Basis Risk Shortfall Carry Forward Amount;
10)	To the Class II-M Certificateholders, any Group II Basis Risk Shortfall Carry Forward Amount;
11)	To the Class II-B-1 Certificateholders, any Group II Basis Risk Shortfall Carry Forward Amount;
12)	To the Class II-B-2 Certificateholders, any Group II Basis Risk Shortfall Carry Forward Amount;
13)	To the Class II-B-3 Certificateholders, any Group II Basis Risk Shortfall Carry Forward Amount;
14)	To the Class II-B-4 Certificateholders, any Group II Basis Risk Shortfall Carry Forward Amount;
15)

To the Class II-A Certificateholders, on a pro-rata basis, Class II-M, Class II-B-1, Class II-B-2, Class II-B-3, and Class II-B-4 Certificateholders, sequentially in that order, any unpaid prepayment interest shortfalls and Relief Act shortfalls, allocated thereto; and

16)	To the holder of the Class II-C Certificates amounts specified in the pooling and servicing agreement.

Principal Priority:

For each Distribution Date prior to the Stepdown Date, or if a group II trigger event is in effect, the Group II Principal Distribution Amount will be paid sequentially to the Class II-A, Class II-M, Class II-B-1, Class II-B-2, Class II-B-3 and Class II-B-4 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero.

For each Distribution Date on or after the Stepdown Date, so long as a group II trigger event is not in effect, the applicable Group II Principal Distribution Amount will be calculated such that all Group II Certificates will be entitled to receive payments of principal in the following order of priority: first, to the Class II-A Certificates such that the Class II-A Certificates will have approximately 28.60% subordination, second to the Class II-M Certificates such that the Class II-M Certificates will have approximately 25.20% subordination, third, to the Class II-B-1 Certificates such that the Class II-B-1 Certificates will have approximately 21.00% subordination, fourth, to the Class II-B-2 Certificates such that the Class II-B-2 Certificates will have approximately 18.10% subordination, fifth, to the Class II-B-3 Certificates such that the Class II-B-3 Certificates will have approximately 15.30% subordination and last, to the Class II-B-4 Certificates such that the Class II-B-4 Certificates will have approximately 12.40% subordination, in each case until the Certificate Principal Balance thereof has been reduced to zero.

Class II-A Principal Distribution Amount:

With respect to any Distribution Date, the lesser of:

•     the Group II Principal Distribution Amount for that Distribution Date; and

•     the excess, if any, of (A) the Certificate Principal Balance of the Class II-A Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the subordination percentage equal to approximately 71.40% and (2) the aggregate Stated Principal Balance of the Group II Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period), and (y) the aggregate Stated Principal Balance of the Group II Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) less the Group II Overcollateralization Floor Amount.

Class II-M Principal Distribution Amount:

With respect to any Distribution Date, the lesser of:

•     the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class II-A Principal Distribution Amount; and

•     the excess, if any, of (A) the sum of (1) the Certificate Principal Balance of the Class II-A Certificates (after taking into account the payment of the Class II-A Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class II-M Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the subordination percentage equal to approximately 74.80% and (2) the aggregate Stated Principal Balance of the Group II Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period), and (y) the aggregate Stated Principal Balance of the Group II Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) less the Group II Overcollateralization Floor Amount.

Class II-B-1 Principal Distribution Amount:

With respect to any Distribution Date, the lesser of :

•     the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class II-A Principal Distribution Amount, the Class II-M Principal Distribution Amount; and

•     the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class II-A Certificates, the Class II-M Certificates (after taking into account the payment of the Class II-A Principal Distribution Amount, the Class II-M Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class II-B-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the subordination percentage equal to approximately 79.00% and (2) the aggregate Stated Principal Balance of the Group II Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period), and (y) the aggregate Stated Principal Balance of the Group II Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) less the Group II Overcollateralization Floor Amount.

Class II-B-2 Principal Distribution Amount:

With respect to any Distribution Date, the lesser of :

•     the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class II-A Principal Distribution Amount, the Class II-M Principal Distribution Amount and the Class II-B-1 Principal Distribution Amount; and

•     the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class II-A Certificates, the Class II-M Certificates and the Class II-B-1 Certificates (after taking into account the payment of the Class II-A Principal Distribution Amount, the Class II-M Principal Distribution Amount and the Class II-B-1 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class II-B-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the subordination percentage equal to approximately 81.90% and (2) the aggregate Stated Principal Balance of the Group II Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period), and (y) the aggregate Stated Principal Balance of the Group II Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) less the Group II Overcollateralization Floor Amount.

Class II-B-3 Principal Distribution Amount:

With respect to any Distribution Date, the lesser of :

•     the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class II-A Principal Distribution Amount, the Class II-M Principal Distribution Amount the Class II-B-1 Principal Distribution Amount and the Class II-B-2 Principal Distribution Amount; and

•     the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class II-A Certificates, the Class II-M Certificates, the Class II-B-1 Certificates and the Class II-B-2 Certificates (after taking into account the payment of the Class II-A Principal Distribution Amount, the Class II-M Principal Distribution Amount, the Class II-B-1 Principal Distribution Amount and the Class II-B-2 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class II-B-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the subordination percentage equal to approximately 84.70% and (2) the aggregate Stated Principal Balance of the Group II Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period), and (y) the aggregate Stated Principal Balance of the Group II Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) less the Group II Overcollateralization Floor Amount.

Class II-B-4 Principal Distribution Amount:

With respect to any Distribution Date, the lesser of :

•     the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class II-A Principal Distribution Amount, the Class II-M Principal Distribution Amount, the Class II-B-1 Principal Distribution Amount, the Class II-B-2 Principal Distribution Amount and the Class II-B-3 Principal Distribution Amount; and

•     the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class II-A Certificates, the Class II-M Certificates, the Class II-B-1 Certificates, the Class II-B-2 Certificates and the Class II-B-3 Certificates (after taking into account the payment of the Class II-A Principal Distribution Amount, the Class II-M Principal Distribution Amount, the Class II-B-1 Principal Distribution Amount, the Class II-B-2 Principal Distribution Amount and the Class II-B-3 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class II-B-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the subordination percentage equal to approximately 87.60% and (2) the aggregate Stated Principal Balance of the Group II Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period), and (y) the aggregate Stated Principal Balance of the Group II Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Prepayment Period) less the Group II Overcollateralization Floor Amount.

Group II Trigger Event:

A Group II Trigger Event will exist with respect to any Distribution Date if during the applicable period any of the applicable standards specified below for the Sixty Day Plus Delinquency Percentage or the Cumulative Realized Loss Percentage is not satisfied:

1)    On any Distribution Date, the Sixty Day Plus Delinquency Percentage is less than [7.00]%;

2)    On any Distribution Date from and including the Distribution Date in February 2009 to and including the Distribution Date in January 2009, the Cumulative Realized Loss Percentage for such Distribution Date is less than [5.05]%;

3)    On any Distribution Date from and including the Distribution Date in February 2010 to and including the Distribution Date in January 2010, the Cumulative Realized Loss Percentage for such Distribution Date is less than [7.85]%;

4)    On any Distribution Date from and including the Distribution Date in February 2011 to and including the Distribution Date in January 2011, the Cumulative Realized Loss Percentage for such Distribution Date is less than [10.05]%; and

5)    On any Distribution Date thereafter, the Cumulative Realized Loss Percentage for such Distribution Date is less than [10.50]%.

Sixty Day Plus Delinquency Percentage:

A percentage obtained by dividing (x) the aggregate outstanding Stated Principal Balance of Group II Mortgage Loans delinquent 60 days or more (including Group II Mortgage Loans that are in foreclosure, have been converted to REO Properties or have been discharged by reason of bankruptcy) by (y) the aggregate outstanding Stated Principal Balance of the Group II Mortgage Loans, in each case, as of the last day of the previous calendar month.

Cumulative Realized Loss Percentage:

A percentage obtained by dividing (x) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period by (y) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the Cut-off Date.

Net Monthly Excess Cashflow:

With respect to any Distribution Date, the excess, if any, of (x) the available distribution amount for such Distribution Date over (y) the aggregate for such Distribution Date of the amount required to be distributed as described under “Interest” and “Principal” under “Priority of Payments” above.

Group II Overcollateralization Amount:

With respect to any Distribution Date is the excess, if any, of (a) the aggregate Stated Principal Balances of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Due Period) over (b) the aggregate Certificate Principal Balance of the Class II-A, Class II-M and Class II-B Certificates on such Distribution Date (after taking into account the payment of principal other than any Group II Extra Principal Distribution Amount on such certificates).

Group II Overcollateralization Floor Amount:	An amount equal to 0.50% of the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the Cut-off Date.

Group II Overcollateralization Target Amount:

 With respect to any Distribution Date, (a) prior to the Stepdown Date, approximately 6.20% of the the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the Cut-off Date, (b) on or after the Stepdown Date provided a Group II Trigger Event is not in effect, the greater of (i) the lesser of, (1) approximately 6.20% of the the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the Cut-off Date and (2) approximately 12.40% of the then current aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (ii) the Group II Overcollateralization Floor, and (c) on or after the Stepdown Date and if a Group II Trigger Event is in effect, the Group II Overcollateralization Target Amount for the immediately preceding Distribution Date.

Group II Extra Principal Distribution Amount:

 With respect to any Distribution Date is the lesser of (a) the excess, if any, of the Group II Overcollateralization Target Amount for such Distribution Date, over the Group II Overcollateralization Amount for such Distribution Date (after giving effect to distributions of principal on the Certificates other than any Extra Principal Distribution Amount) and (b) the excess spread for such Distribution Date.

Group II Overcollateralization Release Amount:

With respect to any Distribution Date the lesser of (x) the sum of (i) the scheduled principal collected on the Group II Mortgage Loans during the related Due Period or advanced on or before he related Servicer advance date; (ii) the prepayments in respect of the Group II Mortgage Loans, exclusive of any prepayment charges, collected in the related Prepayment Period; (iii) the Stated Principal Balance of each Group II Mortgage Loan that was repurchased by EMC, in its capacity as seller, or the Master Servicer; (iv) the amount, if any, by which the aggregate unpaid principal balance of any replacement Group II Mortgage Loans is less than the aggregate unpaid principal balance of any deleted Group II Mortgage Loans delivered by EMC, in its capacity as seller, in connection with a substitution of a Group II Mortgage Loan; (v) all Liquidation Proceeds and Subsequent Recoveries collected during the related Prepayment Period on the Group II Mortgage Loans, to the extent such Liquidation Proceeds and Subsequent Recoveries relate to principal, less all non-recoverable advances relating to principal reimbursed during the related Due Period; and (y) the excess, if any, of (i) the Group II Overcollateralization Amount for such Distribution Date over (ii) the Group II Overcollateralization Target Amount for such Distribution Date.

Net WAC Cap Rate

MONTH	(%)	MONTH	(%)	MONTH	(%)
1	10.8797	22	10.8809	43	10.8824
2	12.0454	23	11.2437	44	10.8825
3	10.8798	24	10.8811	45	11.2453
4	11.2425	25	10.8811
5	10.8799	26	11.6316
6	11.2426	27	10.8813
7	10.8800	28	11.2440
8	10.8801	29	10.8814
9	11.2428	30	11.2442
10	10.8802	31	10.8815
11	11.2429	32	10.8816
12	10.8803	33	11.2444
13	10.8804	34	10.8817
14	12.0462	35	11.2445
15	10.8805	36	10.8819
16	11.2432	37	10.8820
17	10.8806	38	12.0480
18	11.2434	39	10.8821
19	10.8807	40	11.2449
20	10.8808	41	10.8823
21	11.2436	42	11.2451

Selected Assumptions:

1) 1-month LIBOR = 20%

2) 35% CPR

Excess Spread Before Losses (%)

Month	Excess Spread (2)	Excess Spread (3)	Month	Excess Spread (2)	Excess Spread (3)
1	7.12	7.12	33	6.85	6.74
2	6.81	6.77	34	6.73	6.61
3	6.36	6.21	35	6.89	6.77
4	6.52	6.31	36	6.77	6.64
5	6.37	6.13	37	6.79	6.66
6	6.53	6.29	38	7.06	6.94
7	6.39	6.14	39	6.45	6.31
8	6.40	6.15	40	6.43	6.29
9	6.55	6.32	41	6.23	6.06
10	6.41	6.18	42	6.46	6.29
11	6.57	6.36	43	6.36	6.19
12	6.43	6.23	44	6.41	6.23
13	6.44	6.25	45	6.60	6.41
14	6.90	6.75
15	6.46	6.31
16	6.62	6.49
17	6.48	6.36
18	6.64	6.53
19	6.50	6.40
20	6.51	6.42
21	6.67	6.59
22	6.53	6.45
23	6.70	6.62
24	6.56	6.48
25	6.58	6.49
26	6.88	6.80
27	6.60	6.51
28	6.77	6.67
29	6.64	6.53
30	6.80	6.70
31	6.67	6.56
32	6.69	6.57

Selected Assumptions:
1)	35% CPR
1)	1-month LIBOR = 4.50%
2)	Forward LIBOR

Breakeven CDR Table

The tables below describe the Constant Default Rate (“CDR”), and the related cumulative loss on the mortgage loans that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at forward LIBOR. Other assumptions incorporated include the following: (1) 100% of the Prepayment Assumption, (2) 100% loss severity, (3) 6-month lag from default to loss, (4) triggers fail (i.e., no stepdown).

	Forward LIBOR
	CDR Break	Cumulative Loss
Class II-M-1	10.30	20.21
Class II-B-1	9.10	18.19
Class II-B-2	8.29	16.80
Class II-B-3	7.58	15.54
Class II-B-4	7.03	14.54

Selected Collateral Characteristics

For the Mortgage Loans in Group II

As of the Cut-Off Date*

Summary	Total	Minimum	Maximum
Aggregate Outstanding Principal Balance	$323,051,874
Number of Loans	6,002
Average Scheduled Principal Balance	$53,824	$7,494	$524,275
(1) Original Combined Loan-to-Value Ratio	97.47%	18.00%	100.00%
(1) Mortgage Rate	11.761%	4.875%	18.000%
(1) Net Mortgage Rate	11.242%	4.357%	17.482%
(1) Remaining Term to Stated Maturity (months)	289	119	360
(1)] (1i)] Credit Score	705	583	818
(1) Weighted Average reflected in Total. (i1)] Non-Zero Weighted Average Credit Score
Percent of Cut-Off Date
Range	Principal Balance
Product Type	Fixed Rate	100.00%

Lien	Second	100.00%

Property Type	Two- to four- family units	10.25%
Hi-Condo	1.47%
Planned Unit Development	28.72%
Single-family	51.23%
Townhouse	0.78%

Geographic Distribution	California	18.00%
Florida	11.50%
Arizona	9.66%
Virginia	7.72%
Georgia	7.62%
Maryland	5.96%
Texas	5.07%

Number of States (including DC)	48

Documentation Type	Full/Alternative	14.58%
Limited	0.58%
No Documentation	7.51%
No Income/No Asset	0.45%
No Ratio	22.98%
No Ratio / Verified Employment	0.49%
Stated Income	48.39%
Stated/Stated	5.02%

Loans with Prepayment Penalties	32.87%
Interest Only Loans	21.33%

*Please note that all pool characteristics are approximate and are subject to a +/- 10% variance

Selected Collateral Characteristics

For the Mortgage Loans in Group II

As of the Cut-Off Date

Credit Score Distribution of the Mortgage Loans

Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
0 – 0	27	1,181,234.74	0.37	43,749.43	99.31	11.10	6.75
580 - 599	8	386,054.77	0.12	48,256.85	100.00	44.55	0.00
600 - 619	5	164,549.54	0.05	32,909.91	99.25	58.61	0.00
620 - 639	434	23,019,163.56	7.13	53,039.55	97.36	19.31	15.40
640 - 659	558	30,248,654.64	9.36	54,209.06	96.35	19.67	19.78
660 - 679	782	40,699,983.03	12.60	52,046.01	97.03	17.99	19.74
680 - 699	1,059	57,604,043.48	17.83	54,394.75	97.85	9.19	23.82
700 - 719	937	51,906,127.26	16.07	55,396.08	97.96	10.58	20.26
720 - 739	817	44,163,248.36	13.67	54,055.38	97.84	12.22	21.55
740 - 759	571	31,667,142.73	9.80	55,459.09	96.72	16.84	25.51
760 - 779	441	23,201,593.20	7.18	52,611.32	98.06	14.83	22.12
780 - 799	283	15,419,743.23	4.77	54,486.73	97.56	21.87	21.13
800 - 819	80	3,390,335.44	1.05	42,379.19	96.13	19.10	30.87
Total / Weighted Average:	6,002	323,051,873.98	100.00	53,824.04	97.47	14.58	21.33

Selected Collateral Characteristics

For the Mortgage Loans in Group II

As of the Cut-Off Date

Debt-to-Income Ratios of the Mortgage Loans

Range of Debt-to-Income Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
0.00% - 0.00%	1,766	102,108,564.64	31.61	57,819.12	708	96.78	0.00	23.12
0.01% - 5.00%	23	1,008,374.01	0.31	43,842.35	700	95.97	7.80	13.39
5.01% - 10.00%	66	3,155,660.26	0.98	47,813.03	721	95.35	16.32	11.80
10.01% - 15.00%	115	5,440,503.08	1.68	47,308.72	695	98.13	30.76	23.89
15.01% - 20.00%	191	10,448,090.03	3.23	54,702.04	699	96.94	24.82	22.60
20.01% - 25.00%	293	14,927,456.48	4.62	50,946.95	709	97.48	21.63	13.23
25.01% - 30.00%	404	19,644,187.22	6.08	48,624.23	703	97.03	20.86	19.33
30.01% - 35.00%	656	31,819,577.87	9.85	48,505.45	704	98.26	17.34	22.05
35.01% - 40.00%	879	50,762,319.80	15.71	57,750.08	703	97.75	19.06	19.26
40.01% - 45.00%	945	50,681,176.70	15.69	53,630.87	700	97.78	21.72	21.25
45.01% - 50.00%	621	31,262,277.37	9.68	50,341.83	704	98.52	25.05	23.99
50.01% - 55.00%	43	1,793,686.52	0.56	41,713.64	711	97.55	48.79	16.39
Total / Weighted Average	6,002	323,051,873.98	100.00	53,824.04	705	97.47	14.58	21.33

Selected Collateral Characteristics

For the Mortgage Loans in Group II

As of the Cut-Off Date

Original Mortgage Loan Principal Balances of the Mortgage Loans

Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
$0 - $9,999	22	191,808.82	0.06	8,718.58	699	90.40	8.07	8.86
$10,000 - $19,999	628	9,808,480.47	3.04	15,618.60	707	95.48	23.13	12.81
$20,000 - $29,999	1,169	29,382,191.04	9.10	25,134.47	709	97.41	23.95	13.26
$30,000 - $39,999	1,114	38,607,242.07	11.95	34,656.41	702	97.82	21.64	17.35
$40,000 - $49,999	776	34,577,396.72	10.70	44,558.50	704	98.45	16.92	19.56
$50,000 - $59,999	618	33,672,108.05	10.42	54,485.61	704	98.21	13.62	17.78
$60,000 - $69,999	372	23,943,326.85	7.41	64,363.78	702	98.35	14.51	21.49
$70,000 - $79,999	341	25,406,655.74	7.86	74,506.32	698	98.16	13.44	22.34
$80,000 - $89,999	218	18,472,924.68	5.72	84,738.19	704	98.59	11.80	23.53
$90,000 - $99,999	157	14,871,002.12	4.60	94,719.76	701	98.21	7.64	22.93
$100,000 - $109,999	115	11,948,690.41	3.70	103,901.66	706	97.86	6.02	15.55
$110,000 - $119,999	98	11,222,199.33	3.47	114,512.24	710	98.63	8.15	23.39
$120,000 - $129,999	87	10,795,167.06	3.34	124,082.38	699	98.89	5.86	22.88
$130,000 - $139,999	37	5,014,623.50	1.55	135,530.36	708	98.79	13.70	27.09
$140,000 - $149,999	29	4,189,990.61	1.30	144,482.43	706	98.76	10.35	20.69
$150,000 - $159,999	36	5,502,153.44	1.70	152,837.60	701	95.45	11.30	36.47
$160,000 - $169,999	24	3,941,119.26	1.22	164,213.30	705	97.19	20.91	21.10
$170,000 - $179,999	19	3,315,876.15	1.03	174,519.80	727	98.64	10.71	42.38
$180,000 - $189,999	15	2,756,095.06	0.85	183,739.67	713	95.62	0.00	26.61
$190,000 - $199,999	15	2,919,478.49	0.90	194,631.90	698	94.47	13.58	20.02
$200,000 - $209,999	9	1,831,497.07	0.57	203,499.67	709	94.82	11.29	44.54
$210,000 - $219,999	7	1,500,988.23	0.46	214,426.89	713	95.15	28.55	71.62
$220,000 - $229,999	8	1,787,538.28	0.55	223,442.29	728	96.26	0.00	24.61
$230,000 - $239,999	11	2,569,431.87	0.80	233,584.72	720	94.97	8.94	36.43
$240,000 - $249,999	11	2,659,140.87	0.82	241,740.08	713	92.75	0.00	18.38
$250,000 - $259,999	7	1,770,856.25	0.55	252,979.46	697	94.70	0.00	42.41
$260,000 - $269,999	5	1,319,001.74	0.41	263,800.35	739	97.01	0.00	0.00
$270,000 - $279,999	4	1,093,614.33	0.34	273,403.58	747	89.92	0.00	24.69
$280,000 - $289,999	5	1,418,086.43	0.44	283,617.29	701	89.22	19.92	60.10
$290,000 - $299,999	2	596,000.00	0.18	298,000.00	774	92.49	50.08	50.08
$300,000 - $309,999	4	1,199,797.88	0.37	299,949.47	693	88.92	0.00	50.01
$310,000 - $319,999	3	941,349.14	0.29	313,783.05	704	95.00	0.00	0.00
$320,000 - $329,999	5	1,614,880.92	0.50	322,976.18	687	93.03	0.00	79.88
$330,000 - $339,999	2	674,865.88	0.21	337,432.94	725	100.00	0.00	50.01
$340,000 - $349,999	1	340,000.00	0.11	340,000.00	683	80.00	0.00	100.00
$350,000 - $359,999	8	2,799,194.62	0.87	349,899.33	695	94.90	0.00	0.00
$360,000 - $369,999	2	731,763.01	0.23	365,881.51	726	84.76	0.00	0.00
$370,000 - $379,999	2	749,750.00	0.23	374,875.00	678	100.00	49.98	100.00
$390,000 - $399,999	2	783,576.48	0.24	391,788.24	725	90.00	0.00	0.00
$400,000 +	14	6,132,011.11	1.90	438,000.79	710	90.73	22.41	28.25
Total / Weighted Average	6,002	323,051,873.98	100.00	53,824.04	705	97.47	14.58	21.33

Selected Collateral Characteristics

For the Mortgage Loans in Group II

As of the Cut-Off Date

Net Mortgage Rates of the Mortgage Loans

Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
4.000% - 4.499%	1	198,755.32	0.06	198,755.32	743	59.43	100.00	0.00
4.500% - 4.999%	1	22,853.85	0.01	22,853.85	759	55.77	100.00	0.00
5.000% - 5.499%	1	33,812.80	0.01	33,812.80	731	100.00	100.00	0.00
5.500% - 5.999%	4	456,677.92	0.14	114,169.48	745	93.82	84.23	0.00
6.000% - 6.499%	12	519,094.37	0.16	43,257.86	739	96.82	37.99	37.36
6.500% - 6.999%	40	1,932,107.72	0.60	48,302.69	734	95.08	73.52	2.97
7.000% - 7.499%	69	4,036,968.81	1.25	58,506.79	728	96.92	56.30	10.60
7.500% - 7.999%	93	4,659,948.61	1.44	50,106.97	722	95.94	52.90	14.77
8.000% - 8.499%	167	8,436,809.39	2.61	50,519.82	724	95.62	35.76	17.52
8.500% - 8.999%	229	11,156,989.80	3.45	48,720.48	712	97.38	29.64	12.48
9.000% - 9.499%	563	27,420,956.77	8.49	48,705.07	714	98.45	20.95	7.40
9.500% - 9.999%	384	20,263,351.74	6.27	52,769.15	707	98.19	21.07	18.97
10.000% - 10.499%	543	31,349,011.43	9.70	57,732.99	707	97.76	15.66	19.23
10.500% - 10.999%	569	31,383,651.06	9.71	55,155.80	702	97.81	10.83	22.12
11.000% - 11.499%	743	44,913,559.74	13.90	60,448.94	697	96.88	9.08	25.15
11.500% - 11.999%	632	35,388,680.72	10.95	55,994.75	698	96.87	8.36	20.92
12.000% - 12.499%	542	27,503,738.00	8.51	50,744.90	698	97.96	12.41	23.38
12.500% - 12.999%	500	26,420,341.21	8.18	52,840.68	705	97.67	8.94	24.20
13.000% - 13.499%	411	20,412,194.93	6.32	49,664.71	704	97.56	5.90	26.16
13.500% - 13.999%	184	9,634,007.23	2.98	52,358.73	701	97.94	10.83	30.52
14.000% - 14.499%	171	8,430,366.91	2.61	49,300.39	711	97.77	2.12	24.41
14.500% - 14.999%	91	5,123,337.68	1.59	56,300.41	696	96.84	1.25	41.43
15.000% - 15.499%	37	2,197,630.19	0.68	59,395.41	707	98.20	6.83	57.98
15.500% - 15.999%	7	774,959.41	0.24	110,708.49	686	98.12	0.00	50.52
16.000% - 16.499%	5	292,196.79	0.09	58,439.36	680	98.91	0.00	42.78
16.500% - 16.999%	1	9,896.58	0.00	9,896.58	727	100.00	0.00	0.00
17.000% - 17.499%	2	79,975.00	0.02	39,987.50	674	93.13	0.00	68.74
Total / Weighted Average	6,002	323,051,873.98	100.00	53,824.04	705	97.47	14.58	21.33

Selected Collateral Characteristics

For the Mortgage Loans in Group II

As of the Cut-Off Date

Mortgage Rates of the Mortgage Loans

Range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
4.500% - 4.999%	1	198,755.32	0.06	198,755.32	743	59.43	100.00	0.00
5.000% - 5.499%	1	22,853.85	0.01	22,853.85	759	55.77	100.00	0.00
6.000% - 6.499%	4	283,677.86	0.09	70,919.47	762	93.73	74.61	0.00
6.500% - 6.999%	9	637,334.48	0.20	70,814.94	736	97.30	54.28	30.43
7.000% - 7.499%	26	1,154,202.68	0.36	44,392.41	716	93.78	67.09	3.49
7.500% - 7.999%	59	3,692,226.71	1.14	62,580.11	733	96.80	60.99	4.37
8.000% - 8.499%	86	4,133,632.94	1.28	48,065.50	724	95.16	63.90	15.04
8.500% - 8.999%	137	7,010,740.63	2.17	51,173.29	725	95.49	38.76	22.58
9.000% - 9.499%	214	10,578,061.90	3.27	49,430.20	716	97.14	29.02	7.92
9.500% - 9.999%	496	24,872,699.06	7.70	50,146.57	715	98.39	23.24	8.68
10.000% - 10.499%	348	17,424,397.98	5.39	50,070.11	711	98.21	21.79	15.66
10.500% - 10.999%	552	31,201,073.96	9.66	56,523.68	707	97.94	16.76	19.05
11.000% - 11.499%	519	28,884,777.87	8.94	55,654.68	703	97.79	11.81	22.60
11.500% - 11.999%	724	40,284,102.97	12.47	55,641.03	698	97.64	11.51	23.30
12.000% - 12.499%	656	39,815,974.29	12.32	60,695.08	697	96.43	6.52	22.89
12.500% - 12.999%	611	32,565,875.30	10.08	53,299.30	696	97.32	11.21	22.32
13.000% - 13.499%	463	23,909,360.80	7.40	51,640.09	706	97.93	9.73	23.00
13.500% - 13.999%	503	25,007,897.74	7.74	49,717.49	704	97.57	7.09	24.21
14.000% - 14.499%	217	10,921,893.13	3.38	50,331.30	704	97.89	7.23	34.51
14.500% - 14.999%	189	9,889,106.60	3.06	52,323.32	705	97.77	6.64	25.96
15.000% - 15.499%	113	6,124,759.51	1.90	54,201.41	703	97.11	0.53	34.29
15.500% - 15.999%	54	2,987,487.28	0.92	55,323.84	704	98.10	6.08	50.38
16.000% - 16.499%	8	593,171.30	0.18	74,146.41	703	97.52	0.00	47.10
16.500% - 16.999%	9	767,938.24	0.24	85,326.47	678	99.30	0.00	67.26
17.000% - 17.499%	1	9,896.58	0.00	9,896.58	727	100.00	0.00	0.00
18.000% - 18.499%	2	79,975.00	0.02	39,987.50	674	93.13	0.00	68.74
Total / Weighted Average	6,002	323,051,873.98	100.00	53,824.04	705	97.47	14.58	21.33

Selected Collateral Characteristics

For the Mortgage Loans in Group II

As of the Cut-Off Date

Original Combined Loan-to-Value Ratios of the Mortgage Loans

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Percent Full Documentation	Percent Interest Only
15.01% - 20.00%	3	110,984.82	0.03	36,994.94	668	0.00	77.94
25.01% - 30.00%	4	295,078.41	0.09	73,769.60	669	53.53	0.00
35.01% - 40.00%	4	132,271.62	0.04	33,067.91	758	32.73	49.90
40.01% - 45.00%	3	129,299.02	0.04	43,099.67	662	18.32	69.84
45.01% - 50.00%	1	69,885.95	0.02	69,885.95	789	0.00	0.00
50.01% - 55.00%	1	46,902.52	0.01	46,902.52	715	100.00	0.00
55.01% - 60.00%	5	334,533.27	0.10	66,906.65	741	82.38	11.39
65.01% - 70.00%	4	525,430.47	0.16	131,357.62	711	47.75	0.00
70.01% - 75.00%	9	804,340.90	0.25	89,371.21	693	0.00	44.62
75.01% - 80.00%	38	4,336,969.60	1.34	114,130.78	691	4.45	33.29
80.01% - 85.00%	55	3,338,913.51	1.03	60,707.52	698	12.90	30.82
85.01% - 90.00%	677	33,657,735.30	10.42	49,716.00	701	9.34	23.43
90.01% - 95.00%	776	39,478,882.03	12.22	50,874.85	709	12.74	21.51
95.01% - 100.00%	4,422	239,790,646.56	74.23	54,226.74	705	15.64	20.61
Total / Weighted Average	6,002	323,051,873.98	100.00	53,824.04	705	14.58	21.33

Selected Collateral Characteristics

For the Mortgage Loans in Group II

As of the Cut-Off Date

Geographic Distribution of Mortgaged Properties of the Mortgage Loans

State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
California	575	58,162,631.49	18.00	101,152.40	703	96.31	8.55	27.88
Florida	662	37,151,152.80	11.50	56,119.57	714	96.58	9.45	29.58
Arizona	546	31,196,238.25	9.66	57,135.97	715	97.72	11.96	23.07
Virginia	358	24,951,434.42	7.72	69,696.74	693	97.86	14.66	19.44
Georgia	666	24,622,539.90	7.62	36,970.78	696	98.15	20.26	27.07
Maryland	307	19,253,863.54	5.96	62,716.17	696	97.64	13.61	17.09
Texas	514	16,372,571.10	5.07	31,853.25	710	98.63	21.66	4.85
Nevada	200	11,997,908.87	3.71	59,989.54	706	97.51	17.31	24.52
New Jersey	171	11,525,034.42	3.57	67,397.86	698	98.32	8.92	12.15
Minnesota	224	11,499,901.07	3.56	51,338.84	706	97.56	19.12	9.20
Colorado	239	11,087,954.41	3.43	46,393.11	705	98.62	17.11	17.82
Illinois	196	8,442,460.02	2.61	43,073.78	706	98.24	18.15	11.89
Other (1)	1,344	56,788,183.69	17.58	42,253.11	705	97.69	19.96	18.53
Total / Weighted Average	6,002	323,051,873.98	100.00	53,824.04	705	97.47	14.58	21.33

1) Other includes states and the District of Columbia with fewer than 2% concentrations individually.

Selected Collateral Characteristics

For the Mortgage Loans in Group II

As of the Cut-Off Date

Junior Ratios of the Mortgage Loans

Range of Junior Ratios (%)	Number Of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
0.01% - 30.00%	5,340	263,286,017.51	81.50	49,304.50	702	97.78	15.40	20.84
30.01% - 40.00%	345	32,084,822.91	9.93	92,999.49	716	96.81	10.08	20.85
40.01% - 45.00%	167	14,856,059.05	4.60	88,958.44	718	97.57	10.22	33.85
45.01% - 50.00%	33	2,883,373.53	0.89	87,374.96	723	95.93	9.97	7.15
50.01% - 55.00%	87	6,597,372.95	2.04	75,831.87	714	98.89	14.02	18.42
55.01% - 60.00%	6	1,367,111.36	0.42	227,851.89	729	91.68	0.00	48.40
60.01% and greater	24	1,977,116.67	0.61	82,379.86	720	67.26	29.26	12.28
Total / Weighted Average	6,002	323,051,873.98	100.00	53,824.04	705	97.47	14.58	21.33

Selected Collateral Characteristics

For the Mortgage Loans in Group II

As of the Cut-Off Date

Mortgage Loan Purpose of the Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Equity Refinance	393	22,847,478.73	7.07	58,136.08	679	93.53	24.33	17.07
Purchase	5,502	295,421,985.08	91.45	53,693.56	707	97.87	13.75	21.54
Rate/Term Refinance	107	4,782,410.17	1.48	44,695.42	699	91.65	19.30	29.03
Total / Weighted Average	6,002	323,051,873.98	100.00	53,824.04	705	97.47	14.58	21.33

Selected Collateral Characteristics

For the Mortgage Loans in Group II

As of the Cut-Off Date

Mortgage Loan Documentation Type of the Mortgage Loans

Documentation Type	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Full/Alternative	1,078	47,096,505.91	14.58	43,688.78	703	97.67	100.00	20.53
Limited	18	1,866,962.68	0.58	103,720.15	657	93.88	0.00	18.15
No Documentation	522	24,261,287.10	7.51	46,477.56	716	95.26	0.00	21.19
No Income/No Asset	20	1,445,087.50	0.45	72,254.38	720	91.61	0.00	13.51
No Ratio	1,171	74,250,718.61	22.98	63,407.96	705	97.32	0.00	24.27
No Ratio / Verified Employment	46	1,592,635.87	0.49	34,622.52	697	98.95	0.00	5.55
Stated Income	2,802	156,319,596.14	48.39	55,788.58	704	97.83	0.00	20.33
Stated/Stated	345	16,219,080.17	5.02	47,011.83	702	98.13	0.00	22.62
Total / Weighted Average	6,002	323,051,873.98	100.00	53,824.04	705	97.47	14.58	21.33

Selected Collateral Characteristics

For the Mortgage Loans in Group II

As of the Cut-Off Date

Occupancy Types of the Mortgage Loans

Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Investor	2,619	112,766,834.73	34.91	43,057.21	720	97.38	15.59	19.43
Primary Residence	2,902	183,220,354.85	56.72	63,135.89	694	97.57	14.34	21.45
Second/Vacation	481	27,064,684.40	8.38	56,267.54	716	97.12	11.99	28.48
Total / Weighted Average	6,002	323,051,873.98	100.00	53,824.04	705	97.47	14.58	21.33

Selected Collateral Characteristics

For the Mortgage Loans in Group II

As of the Cut-Off Date

Mortgaged Property Types of the Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Two- to four- family units	538	33,112,214.14	10.25	61,546.87	713	97.89	14.42	15.28
Condominium	496	24,374,709.29	7.55	49,142.56	702	97.00	15.56	29.21
Hi-Rise Condo	40	4,733,887.95	1.47	118,347.20	727	93.72	5.10	37.12
Planned Unit Developments	1,664	92,792,730.77	28.72	55,764.86	706	97.61	15.69	22.45
Single-family	3,200	165,503,075.56	51.23	51,719.71	702	97.45	14.04	20.34
Townhouse	64	2,535,256.27	0.78	39,613.38	710	99.01	19.23	19.16
Total / Weighted Average	6,002	323,051,873.98	100.00	53,824.04	705	97.47	14.58	21.33

Selected Collateral Characteristics

For the Mortgage Loans in Group II

As of the Cut-Off Date

Prepayment Penalty Terms of the Mortgage Loans

Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
None	4,167	216,879,975.31	67.13	52,047.03	704	97.54	15.45	23.67
3 Months	4	174,930.37	0.05	43,732.59	680	93.81	0.00	88.09
6 Months	847	47,972,677.02	14.85	56,638.34	705	97.65	11.60	12.82
7 Months	1	300,000.00	0.09	300,000.00	686	92.23	0.00	100.00
12 Months	85	5,092,992.97	1.58	59,917.56	707	96.91	11.64	13.61
24 Months	12	594,527.79	0.18	49,543.98	650	98.39	40.62	9.79
36 Months	883	51,723,390.14	16.01	58,576.89	707	97.07	13.91	19.45
48 Months	1	93,930.38	0.03	93,930.38	642	100.00	0.00	0.00
60 Months	2	219,450.00	0.07	109,725.00	742	99.99	0.00	73.14
Total / Weighted Average	6,002	323,051,873.98	100.00	53,824.04	705	97.47	14.58	21.33

Selected Collateral Characteristics

For the Mortgage Loans in Group II

As of the Cut-Off Date

Interest Only Terms of the Mortgage Loans

Interest Only Term	Number of Mortgage Loans	Principal Balance	Percentage of Total Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined Loan-to-Value Ratio	Percent Full Documentation	Percent Interest Only
Not Interest Only	4,927	254,141,100.98	78.67	51,581.31	704	97.59	14.73	0.00
60 Months	178	14,772,887.00	4.57	82,993.75	709	96.43	8.75	100.00
120 Months	897	54,137,886.00	16.76	60,354.39	708	97.15	15.47	100.00
Total / Weighted Average	6,002	323,051,873.98	100.00	53,824.04	705	97.47	14.58	21.33

Contact Information

Banking Contacts

Name:	Telephone:	E-Mail:
Josephine Musso Managing Director	(212) 272-6033	jmusso@bear.com
Audrey Kingsley Vice President	(212) 272-0891	akingsley@bear.com
Michael Cohn Collateral Analyst	(212) 272-6561	mcohn@bear.com

Trading / Syndicate Contacts

Name:	Telephone:	E-Mail:
Scott Eichel Senior Managing Director	(212) 272-5451	seichel@bear.com
Chris Scott Senior Managing Director	(212) 272-5451	cscott@bear.com
Keith Lind Managing Director	(212) 272-5451	klind@bear.com
Carol Fuller Senior Managing Director	(212) 272-4955	cfuller@bear.com
Angela Ward Associate Director	(212) 272-4955	adward@bear.com

Rating Agency Contacts

Name:	Telephone:	E-Mail:
Moody’s Todd Swanson	(415) 274-1714	todd.swanson@moodys.com
Chris Corcino	(212) 553-1441	Chris.corcino@moodys.com
S&P Errol Arne	(212) 438-2089	Errol_Arne@standardandpoors.com
Spencer Van Kirk	(212) 438-3135	Spencer_Kirk@standardandpoors.com

SACO 2006-2 GROUP I

full_deal_name	Total	Percent
AMERICAN HOME MORTGAGE	114,895,590.32	29.08
SOUTHSTAR	59,558,890.99	15.08
IMPAC MORTGAGE	54,028,022.99	13.68
FIRST HORIZON	28,051,743.90	7.10
FIRST MAGNUS FINANCIAL	15,466,432.96	3.91
FRANKLIN FINANCIAL	15,439,026.01	3.91
MARIBELLA MORTGAGE LLC	12,758,723.54	3.23
BEAR STEARNS RESIDENTIAL MORTGAGE	12,572,663.33	3.18
MILA INC	11,689,927.18	2.96
OPTEUM	10,980,098.96	2.78

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: “www.bearstearns.com/prospectus/bsabs” for a copy of the base prospectus applicable to this offering.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not Permitted.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase Certificates at any time prior to our acceptance of your offer.

Collateral Grouped by Loan Type
Collateral Grouped by Loan Type                                                      Count                                         Balance                                             Percent
10YR IO                                                                                 1                                           18,550.00                                            0.05
15YR BALLOON IO                                                                        92                                       12,348,970.00                                           35.39
15YR IO                                                                                58                                        4,601,768.00                                           13.19
20YR IO                                                                                36                                        2,985,555.00                                            8.56
30YR IO                                                                               275                                       14,942,638.00                                           42.82
TOTAL                                                                                 462                                       34,897,481.00                                             100
Collateral Grouped by Original Term
Collateral Grouped by Original Term                                                  Count                                         Balance                                             Percent
                                                                -180                  151                                          16,969,288                                           48.63
 181 -  360                                                                           311                                          17,928,193                                           51.37
TOTAL                                                                                 462                                          34,897,481                                             100
Collateral Grouped by Original Balance
Collateral Grouped by Original Balance                                               Count                                         Balance                                             Percent
  10,001 -   20,000                                                                    20                                             334,320                                            0.96
  20,001 -   30,000                                                                    55                                           1,409,459                                            4.04
  30,001 -   40,000                                                                    56                                           1,996,856                                            5.72
  40,001 -   50,000                                                                    76                                           3,415,787                                            9.79
  50,001 -   60,000                                                                    42                                           2,300,729                                            6.59
  60,001 -   70,000                                                                    36                                           2,328,310                                            6.67
  70,001 -   80,000                                                                    36                                           2,687,122                                             7.7
  80,001 -   90,000                                                                    30                                           2,565,720                                            7.35
  90,001 -  100,000                                                                    15                                           1,416,260                                            4.06
 100,001 -  110,000                                                                    12                                           1,261,998                                            3.62
 110,001 -  120,000                                                                     7                                             800,550                                            2.29
 120,001 -  130,000                                                                    19                                           2,406,400                                             6.9
 130,001 -  140,000                                                                    10                                           1,352,900                                            3.88
 140,001 -  150,000                                                                     4                                             583,950                                            1.67
 150,001 -  200,000                                                                    19                                           3,436,170                                            9.85
 200,001 -  250,000                                                                    12                                           2,732,050                                            7.83
 250,001 -  300,000                                                                    10                                           2,820,100                                            8.08
 300,001 -  350,000                                                                     2                                             673,800                                            1.93
 350,001 -  400,000                                                                     1                                             375,000                                            1.07
TOTAL                                                                                 462                                          34,897,481                                             100
Collateral Grouped by Current Balance
Collateral Grouped by Current Balance                                                Count                                         Balance                                             Percent
  10,001 -   20,000                                                                    20                                             334,320                                            0.96
  20,001 -   30,000                                                                    55                                           1,409,459                                            4.04
  30,001 -   40,000                                                                    56                                           1,996,856                                            5.72
  40,001 -   50,000                                                                    76                                           3,415,787                                            9.79
  50,001 -   60,000                                                                    42                                           2,300,729                                            6.59
  60,001 -   70,000                                                                    36                                           2,328,310                                            6.67
  70,001 -   80,000                                                                    36                                           2,687,122                                             7.7
  80,001 -   90,000                                                                    30                                           2,565,720                                            7.35
  90,001 -  100,000                                                                    15                                           1,416,260                                            4.06
 100,001 -  110,000                                                                    12                                           1,261,998                                            3.62
 110,001 -  120,000                                                                     7                                             800,550                                            2.29
 120,001 -  130,000                                                                    19                                           2,406,400                                             6.9
 130,001 -  140,000                                                                    10                                           1,352,900                                            3.88
 140,001 -  150,000                                                                     4                                             583,950                                            1.67
 150,001 -  200,000                                                                    19                                           3,436,170                                            9.85
 200,001 -  250,000                                                                    12                                           2,732,050                                            7.83
 250,001 -  300,000                                                                    10                                           2,820,100                                            8.08
 300,001 -  350,000                                                                     2                                             673,800                                            1.93
 350,001 -  400,000                                                                     1                                             375,000                                            1.07
TOTAL                                                                                 462                                          34,897,481                                             100
Collateral Grouped by Current Gross Coupon
Collateral Grouped by Current Gross Coupon                                           Count                                         Balance                                             Percent
10_Yr                                                                                   1                                              18,550                                            0.05
        11.750 -   11.999                                                               1                                              18,550                                            0.05
15_Yr                                                                                 150                                          16,950,738                                           48.57
         7.500 -    7.749                                                               2                                             142,200                                            0.41
         8.250 -    8.499                                                               1                                              43,950                                            0.13
         8.500 -    8.749                                                               2                                             218,700                                            0.63
         8.750 -    8.999                                                               4                                             538,950                                            1.54
         9.000 -    9.249                                                               2                                             459,140                                            1.32
         9.250 -    9.499                                                               5                                             788,600                                            2.26
         9.500 -    9.749                                                               5                                             589,080                                            1.69
         9.750 -    9.999                                                              13                                           2,161,330                                            6.19
        10.000 -   10.249                                                               8                                           1,074,375                                            3.08
        10.250 -   10.499                                                               9                                             668,979                                            1.92
        10.500 -   10.749                                                              12                                           1,744,950                                               5
        10.750 -   10.999                                                              11                                           1,911,675                                            5.48
        11.000 -   11.249                                                               9                                             982,250                                            2.81
        11.250 -   11.499                                                               5                                             336,950                                            0.97
        11.500 -   11.749                                                               4                                             311,498                                            0.89
        11.750 -   11.999                                                              13                                           1,330,850                                            3.81
        12.000 -   12.249                                                              15                                           1,547,011                                            4.43
        12.250 -   12.499                                                              10                                             694,200                                            1.99
        12.500 -   12.749                                                               5                                             270,600                                            0.78
        12.750 -   12.999                                                               9                                             523,950                                             1.5
        13.000 -   13.249                                                               2                                             165,000                                            0.47
        13.250 -   13.499                                                               1                                              21,000                                            0.06
        13.500 -   13.749                                                               3                                             425,500                                            1.22
20_Yr                                                                                  36                                           2,985,555                                            8.56
         8.500 -    8.749                                                               1                                              31,450                                            0.09
         9.500 -    9.749                                                               6                                             455,150                                             1.3
         9.750 -    9.999                                                               3                                             283,950                                            0.81
        10.000 -   10.249                                                               7                                             500,470                                            1.43
        10.250 -   10.499                                                               3                                             100,750                                            0.29
        10.500 -   10.749                                                               2                                             235,800                                            0.68
        10.750 -   10.999                                                               4                                             412,060                                            1.18
        11.000 -   11.249                                                               1                                              43,125                                            0.12
        11.250 -   11.499                                                               1                                              72,000                                            0.21
        11.500 -   11.749                                                               2                                             182,500                                            0.52
        11.750 -   11.999                                                               2                                             254,700                                            0.73
        12.250 -   12.499                                                               1                                              93,000                                            0.27
        12.500 -   12.749                                                               2                                             274,000                                            0.79
        12.750 -   12.999                                                               1                                              46,600                                            0.13
30_Yr                                                                                 275                                          14,942,638                                           42.82
         6.000 -    6.249                                                               1                                              85,990                                            0.25
         7.000 -    7.249                                                               3                                             156,200                                            0.45
         7.250 -    7.499                                                               2                                              49,000                                            0.14
         7.500 -    7.749                                                               1                                              16,200                                            0.05
         8.000 -    8.249                                                               3                                              72,850                                            0.21
         8.250 -    8.499                                                              14                                             440,460                                            1.26
         8.500 -    8.749                                                               3                                             283,150                                            0.81
         9.000 -    9.249                                                               4                                             180,500                                            0.52
         9.250 -    9.499                                                               5                                             206,300                                            0.59
         9.500 -    9.749                                                              24                                           1,554,646                                            4.45
         9.750 -    9.999                                                              15                                             692,950                                            1.99
        10.000 -   10.249                                                               8                                             443,650                                            1.27
        10.250 -   10.499                                                              11                                             526,890                                            1.51
        10.500 -   10.749                                                               8                                             564,500                                            1.62
        10.750 -   10.999                                                              14                                             766,290                                             2.2
        11.000 -   11.249                                                               8                                             377,000                                            1.08
        11.250 -   11.499                                                              13                                             788,900                                            2.26
        11.500 -   11.749                                                               9                                             396,030                                            1.13
        11.750 -   11.999                                                              17                                           1,151,270                                             3.3
        12.000 -   12.249                                                              15                                             730,453                                            2.09
        12.250 -   12.499                                                              16                                             820,800                                            2.35
        12.500 -   12.749                                                              20                                           1,282,100                                            3.67
        12.750 -   12.999                                                              19                                           1,115,924                                             3.2
        13.000 -   13.249                                                               8                                             402,250                                            1.15
        13.250 -   13.499                                                               9                                             504,195                                            1.44
        13.500 -   13.749                                                              21                                           1,107,640                                            3.17
        13.750 -   13.999                                                               3                                             153,000                                            0.44
        14.500 -   14.749                                                               1                                              73,500                                            0.21
TOTAL                                                                                 462                                          34,897,481                                             100
Collateral Grouped by Current Net Coupon
Collateral Grouped by Current Net Coupon                                             Count                                         Balance                                             Percent
   5.500 -    5.749                                                                     1                                              85,990                                            0.25
   6.250 -    6.499                                                                     3                                             156,200                                            0.45
   6.750 -    6.999                                                                     4                                             191,200                                            0.55
   7.000 -    7.249                                                                     1                                              16,200                                            0.05
   7.500 -    7.749                                                                    10                                             238,360                                            0.68
   7.750 -    7.999                                                                    11                                             544,300                                            1.56
   8.000 -    8.249                                                                     5                                             449,900                                            1.29
   8.250 -    8.499                                                                     6                                             738,090                                            2.12
   8.500 -    8.749                                                                     7                                             949,100                                            2.72
   8.750 -    8.999                                                                    34                                           2,389,326                                            6.85
   9.000 -    9.249                                                                    16                                           1,565,730                                            4.49
   9.250 -    9.499                                                                    27                                           2,625,575                                            7.52
   9.500 -    9.749                                                                    31                                           2,198,770                                             6.3
   9.750 -    9.999                                                                    17                                           1,603,819                                             4.6
  10.000 -   10.249                                                                    28                                           3,089,950                                            8.85
  10.250 -   10.499                                                                    27                                           2,416,700                                            6.93
  10.500 -   10.749                                                                    16                                           1,236,650                                            3.54
  10.750 -   10.999                                                                    17                                           1,022,700                                            2.93
  11.000 -   11.249                                                                    22                                           1,369,628                                            3.92
  11.250 -   11.499                                                                    36                                           3,257,823                                            9.34
  11.500 -   11.749                                                                    28                                           1,664,461                                            4.77
  11.750 -   11.999                                                                    28                                           1,945,100                                            5.57
  12.000 -   12.249                                                                    27                                           1,500,924                                             4.3
  12.250 -   12.499                                                                    19                                           1,173,350                                            3.36
  12.500 -   12.749                                                                     7                                             413,250                                            1.18
  12.750 -   12.999                                                                    27                                           1,624,485                                            4.66
  13.000 -   13.249                                                                     5                                             321,400                                            0.92
  13.250 -   13.499                                                                     1                                              35,000                                             0.1
  13.750 -   13.999                                                                     1                                              73,500                                            0.21
TOTAL                                                                                 462                                          34,897,481                                             100
Collateral Grouped by Remaining Term
Collateral Grouped by Remaining Term                                                 Count                                         Balance                                             Percent
                                                                -179                   59                                           4,620,318                                           13.24
 180 -  360                                                                           403                                          30,277,163                                           86.76
TOTAL                                                                                 462                                          34,897,481                                             100
Collateral Grouped by Loan-to-Value
Collateral Grouped by Loan-to-Value                                                  Count                                         Balance                                             Percent
   0.00 -   30.00                                                                     458                                          33,824,481                                           96.93
  30.01 -   40.00                                                                       4                                           1,073,000                                            3.07
TOTAL                                                                                 462                                          34,897,481                                             100
Collateral Grouped by Combined Loan-to-Value
Collateral Grouped by Combined Loan-to-Value                                         Count                                         Balance                                             Percent
  60.01 -   70.00                                                                       1                                              35,000                                             0.1
  70.01 -   79.99                                                                       2                                              46,950                                            0.13
  80.00 -   80.00                                                                       3                                             413,000                                            1.18
  80.01 -   90.00                                                                      59                                           3,737,028                                           10.71
  90.01 -   95.00                                                                      73                                           6,031,957                                           17.28
  95.01 -  100.00                                                                     324                                          24,633,546                                           70.59
TOTAL                                                                                 462                                          34,897,481                                             100
Collateral Grouped by Documentation Type
Collateral Grouped by Documentation Type                                             Count                                         Balance                                             Percent
Full/Alternative                                                                       99                                           5,161,300                                           14.79
      10.01 - 20.00                                                                     1                                              24,200                                            0.07
      20.01 - 25.00                                                                     2                                             233,200                                            0.67
      25.01 - 30.00                                                                     7                                             262,750                                            0.75
      30.01 - 35.00                                                                    12                                             604,550                                            1.73
      35.01 - 40.00                                                                    17                                             629,780                                             1.8
      40.01 - 45.00                                                                    18                                             868,990                                            2.49
      45.01 - 50.00                                                                    37                                           2,280,980                                            6.54
      50.01 - 55.00                                                                     5                                             256,850                                            0.74
No Documentation                                                                       17                                           1,200,792                                            3.44
       0.00 - 10.00                                                                    17                                           1,200,792                                            3.44
No Income/No Asset                                                                      8                                             260,010                                            0.75
       0.00 - 10.00                                                                     8                                             260,010                                            0.75
No Ratio                                                                               20                                           1,310,870                                            3.76
       0.00 - 10.00                                                                    20                                           1,310,870                                            3.76
No Ratio/Ver Employ                                                                     2                                             166,400                                            0.48
       0.00 - 10.00                                                                     2                                             166,400                                            0.48
Stated Income                                                                         284                                          25,042,232                                           71.76
       0.00 - 10.00                                                                     5                                             260,800                                            0.75
      10.01 - 20.00                                                                    11                                             763,218                                            2.19
      20.01 - 25.00                                                                    10                                             878,915                                            2.52
      25.01 - 30.00                                                                    23                                           1,672,046                                            4.79
      30.01 - 35.00                                                                    27                                           2,064,095                                            5.91
      35.01 - 40.00                                                                    51                                           4,569,345                                           13.09
      40.01 - 45.00                                                                    72                                           6,899,515                                           19.77
      45.01 - 50.00                                                                    83                                           7,619,298                                           21.83
      50.01 - 55.00                                                                     2                                             315,000                                             0.9
Stated/Stated                                                                          32                                           1,755,877                                            5.03
      10.01 - 20.00                                                                     1                                              35,150                                             0.1
      25.01 - 30.00                                                                     2                                              90,900                                            0.26
      30.01 - 35.00                                                                     3                                             121,048                                            0.35
      35.01 - 40.00                                                                     6                                             309,450                                            0.89
      40.01 - 45.00                                                                    12                                             639,829                                            1.83
      45.01 - 50.00                                                                     8                                             559,500                                             1.6
TOTAL                                                                                 462                                          34,897,481                                             100
Collateral Grouped by Loan Purpose
Collateral Grouped by Loan Purpose                                                   Count                                         Balance                                             Percent
Cash Out Refinance                                                                     73                                           5,574,170                                           15.97
Purchase                                                                              384                                          28,758,011                                           82.41
Rate/Term Refinance                                                                     5                                             565,300                                            1.62
TOTAL                                                                                 462                                          34,897,481                                             100
Collateral Grouped by Property Type
Collateral Grouped by Property Type                                                  Count                                         Balance                                             Percent
2-4 Family                                                                             30                                           2,784,450                                            7.98
Condominium                                                                            40                                           2,127,357                                             6.1
Hi-Rise Condo                                                                           6                                             743,690                                            2.13
PUD                                                                                   128                                           9,443,261                                           27.06
Single Family                                                                         258                                          19,798,723                                           56.73
TOTAL                                                                                 462                                          34,897,481                                             100
Collateral Grouped by Occupancy Type
Collateral Grouped by Occupancy Type                                                 Count                                         Balance                                             Percent
Investor                                                                               79                                           4,315,960                                           12.37
Owner Occupied                                                                        356                                          29,021,871                                           83.16
Second Home                                                                            27                                           1,559,650                                            4.47
TOTAL                                                                                 462                                          34,897,481                                             100
Collateral Grouped by Mortgage Ins. Company
Collateral Grouped by Mortgage Ins. Company                                          Count                                         Balance                                             Percent
No MI                                                                                 462                                          34,897,481                                             100
TOTAL                                                                                 462                                          34,897,481                                             100
Collateral Grouped by State
Collateral Grouped by State                                                          Count                                         Balance                                             Percent
AL                                                                                      3                                             101,850                                            0.29
AZ                                                                                     28                                           1,647,773                                            4.72
CA                                                                                    120                                          15,213,488                                           43.59
CO                                                                                      5                                             230,200                                            0.66
CT                                                                                      1                                             115,000                                            0.33
DC                                                                                      2                                              68,000                                            0.19
FL                                                                                     95                                           5,432,850                                           15.57
GA                                                                                     35                                           1,631,599                                            4.68
ID                                                                                      1                                              43,350                                            0.12
IL                                                                                      8                                             904,650                                            2.59
IN                                                                                      2                                              55,950                                            0.16
KY                                                                                      2                                              83,630                                            0.24
MA                                                                                      7                                             412,200                                            1.18
MD                                                                                     20                                           1,164,900                                            3.34
MI                                                                                      3                                             201,000                                            0.58
MN                                                                                     26                                           1,536,446                                             4.4
NC                                                                                     11                                             416,050                                            1.19
ND                                                                                      1                                              22,000                                            0.06
NJ                                                                                      9                                             606,675                                            1.74
NM                                                                                      1                                              45,950                                            0.13
NV                                                                                      9                                             691,650                                            1.98
NY                                                                                      9                                             922,510                                            2.64
OR                                                                                      1                                              33,300                                             0.1
PA                                                                                      6                                             217,900                                            0.62
SC                                                                                      9                                             270,200                                            0.77
TN                                                                                     17                                             525,260                                            1.51
TX                                                                                      2                                              59,800                                            0.17
VA                                                                                     26                                           2,125,250                                            6.09
WI                                                                                      3                                             118,050                                            0.34
TOTAL                                                                                 462                                          34,897,481                                             100
Collateral Grouped by FICO Score
Collateral Grouped by FICO Score                                                     Count                                         Balance                                             Percent
 550 -  599                                                                             3                                             100,500                                            0.29
 600 -  624                                                                            38                                           1,992,100                                            5.71
 625 -  649                                                                            92                                           7,042,850                                           20.18
 650 -  674                                                                            79                                           6,420,814                                            18.4
 675 -  699                                                                            78                                           5,904,256                                           16.92
 700 -  724                                                                            58                                           4,724,839                                           13.54
 725 -  749                                                                            61                                           4,727,057                                           13.55
 750 -  774                                                                            35                                           2,846,890                                            8.16
 775 -  799                                                                            16                                           1,020,225                                            2.92
 800 +                                                                                  2                                             117,950                                            0.34
TOTAL                                                                                 462                                          34,897,481                                             100
Collateral Grouped by Prepayment Penalty
Collateral Grouped by Prepayment Penalty                                             Count                                         Balance                                             Percent
No                                                                                    227                                          16,547,296                                           47.42
      NO                                                                              227                                          16,547,296                                           47.42
Yes                                                                                   235                                          18,350,185                                           52.58
      1YP                                                                              57                                           6,561,440                                            18.8
      2YP                                                                              90                                           6,314,278                                           18.09
      3YP                                                                              74                                           3,990,477                                           11.43
      5YP                                                                               6                                             730,300                                            2.09
      6MP                                                                               5                                             541,190                                            1.55
      7MP                                                                               3                                             212,500                                            0.61
TOTAL                                                                                 462                                          34,897,481                                             100
Collateral Grouped by Lien Status
Collateral Grouped by Lien Status                                                    Count                                         Balance                                             Percent
Second Lien                                                                           462                                          34,897,481                                             100
TOTAL                                                                                 462                                          34,897,481                                             100
Collateral Grouped by Loan-to-Value & Mtg Ins.
Collateral Grouped by Loan-to-Value & Mtg Ins.                                       Count                                         Balance                                             Percent
LTV LE 80                                                                             462                                          34,897,481                                             100
TOTAL                                                                                 462                                          34,897,481                                             100
Collateral Grouped by Balloon Flag
Collateral Grouped by Balloon Flag                                                   Count                                         Balance                                            Percent
No                                                                                    370                                          22,548,511                                           64.61
Yes                                                                                    92                                          12,348,970                                           35.39
TOTAL                                                                                 462                                          34,897,481                                             100
Collateral Grouped by IO
Collateral Grouped by IO                                                             Count                                 Total CURRENT BALANCE                           Pct of overall CURRENT BALANCE
Y                                                                                     462                                       34,897,481.00                                             100
                                                                 120                  125                                        7,568,002.00                                           21.69
                                                                  60                  337                                       27,329,479.00                                           78.31
TOTAL                                                                                 462                                       34,897,481.00                                             100
Collateral Grouped by Servicer
Collateral Grouped by Servicer                                                       Count                                         Balance                                             Percent
EMC MORTGAGE                                                                          462                                          34,897,481                                             100
TOTAL                                                                                 462                                          34,897,481                                             100

Collateral Grouped by Loan Type
Collateral Grouped by Loan Type                                                                         GWAC                                        WA Strip                                    NWAC
10YR IO                                                                                                  11.75                                        0.5185                                  11.2315
15YR BALLOON IO                                                                                        10.7621                                        0.5185                                  10.2436
15YR IO                                                                                                10.8669                                        0.5185                                  10.3484
20YR IO                                                                                                10.7266                                        0.5185                                  10.2081
30YR IO                                                                                                11.2923                                        0.5185                                  10.7738
TOTAL                                                                                                  11.0004                                        0.5185                                  10.4819
Collateral Grouped by Original Term
Collateral Grouped by Original Term                                                                     GWAC                                           NWAC                                       WAM
                                                                -180                                   10.7916                                       10.2731                                      306
 181 -  360                                                                                            11.1981                                       10.6796                                      337
TOTAL                                                                                                  11.0004                                       10.4819                                      322
Collateral Grouped by Original Balance
Collateral Grouped by Original Balance                                                                  GWAC                                           NWAC                                       WAM
  10,001 -   20,000                                                                                    10.4028                                        9.8843                                      336
  20,001 -   30,000                                                                                    11.1178                                       10.5993                                      344
  30,001 -   40,000                                                                                    11.3335                                        10.815                                      339
  40,001 -   50,000                                                                                    11.1106                                       10.5921                                      316
  50,001 -   60,000                                                                                     11.325                                       10.8065                                      311
  60,001 -   70,000                                                                                    10.9778                                       10.4593                                      321
  70,001 -   80,000                                                                                    11.3849                                       10.8664                                      334
  80,001 -   90,000                                                                                     11.551                                       11.0325                                      310
  90,001 -  100,000                                                                                    10.6002                                       10.0817                                      272
 100,001 -  110,000                                                                                    11.2715                                        10.753                                      316
 110,001 -  120,000                                                                                    11.4471                                       10.9286                                      315
 120,001 -  130,000                                                                                    10.9138                                       10.3953                                      320
 130,001 -  140,000                                                                                    10.5445                                        10.026                                      320
 140,001 -  150,000                                                                                    10.9082                                       10.3897                                      355
 150,001 -  200,000                                                                                    10.4462                                        9.9277                                      314
 200,001 -  250,000                                                                                    10.7181                                       10.1996                                      329
 250,001 -  300,000                                                                                    10.9017                                       10.3832                                      355
 300,001 -  350,000                                                                                    11.5212                                       11.0027                                      357
 350,001 -  400,000                                                                                      8.875                                        8.3565                                      174
TOTAL                                                                                                  11.0004                                       10.4819                                      322
Collateral Grouped by Current Balance
Collateral Grouped by Current Balance                                                                   GWAC                                           NWAC                                       WAM
  10,001 -   20,000                                                                                    10.4028                                        9.8843                                      336
  20,001 -   30,000                                                                                    11.1178                                       10.5993                                      344
  30,001 -   40,000                                                                                    11.3335                                        10.815                                      339
  40,001 -   50,000                                                                                    11.1106                                       10.5921                                      316
  50,001 -   60,000                                                                                     11.325                                       10.8065                                      311
  60,001 -   70,000                                                                                    10.9778                                       10.4593                                      321
  70,001 -   80,000                                                                                    11.3849                                       10.8664                                      334
  80,001 -   90,000                                                                                     11.551                                       11.0325                                      310
  90,001 -  100,000                                                                                    10.6002                                       10.0817                                      272
 100,001 -  110,000                                                                                    11.2715                                        10.753                                      316
 110,001 -  120,000                                                                                    11.4471                                       10.9286                                      315
 120,001 -  130,000                                                                                    10.9138                                       10.3953                                      320
 130,001 -  140,000                                                                                    10.5445                                        10.026                                      320
 140,001 -  150,000                                                                                    10.9082                                       10.3897                                      355
 150,001 -  200,000                                                                                    10.4462                                        9.9277                                      314
 200,001 -  250,000                                                                                    10.7181                                       10.1996                                      329
 250,001 -  300,000                                                                                    10.9017                                       10.3832                                      355
 300,001 -  350,000                                                                                    11.5212                                       11.0027                                      357
 350,001 -  400,000                                                                                      8.875                                        8.3565                                      174
TOTAL                                                                                                  11.0004                                       10.4819                                      322
Collateral Grouped by Current Gross Coupon
Collateral Grouped by Current Gross Coupon                                                              GWAC                                           NWAC                                       WAM
10_Yr                                                                                                    11.75                                       11.2315                                      114
        11.750 -   11.999                                                                                11.75                                       11.2315                                      114
15_Yr                                                                                                  10.7906                                       10.2721                                      306
         7.500 -    7.749                                                                                  7.5                                        6.9815                                      237
         8.250 -    8.499                                                                                8.375                                        7.8565                                      356
         8.500 -    8.749                                                                               8.5255                                         8.007                                      229
         8.750 -    8.999                                                                               8.8421                                        8.3236                                      182
         9.000 -    9.249                                                                               9.0715                                         8.553                                      355
         9.250 -    9.499                                                                               9.2787                                        8.7602                                      287
         9.500 -    9.749                                                                                  9.5                                        8.9815                                      336
         9.750 -    9.999                                                                               9.8631                                        9.3446                                      328
        10.000 -   10.249                                                                              10.1007                                        9.5822                                      355
        10.250 -   10.499                                                                              10.3252                                        9.8067                                      265
        10.500 -   10.749                                                                              10.5757                                       10.0572                                      327
        10.750 -   10.999                                                                              10.8237                                       10.3052                                      338
        11.000 -   11.249                                                                              11.0582                                       10.5397                                      328
        11.250 -   11.499                                                                              11.3586                                       10.8401                                      256
        11.500 -   11.749                                                                              11.5897                                       11.0712                                      278
        11.750 -   11.999                                                                              11.8906                                       11.3721                                      300
        12.000 -   12.249                                                                               12.028                                       11.5095                                      317
        12.250 -   12.499                                                                              12.3004                                       11.7819                                      217
        12.500 -   12.749                                                                              12.5214                                       12.0029                                      192
        12.750 -   12.999                                                                              12.7947                                       12.2762                                      258
        13.000 -   13.249                                                                              13.0642                                       12.5457                                      268
        13.250 -   13.499                                                                               13.375                                       12.8565                                      356
        13.500 -   13.749                                                                                 13.5                                       12.9815                                      355
20_Yr                                                                                                  10.7266                                       10.2081                                      235
         8.500 -    8.749                                                                                  8.5                                        7.9815                                      236
         9.500 -    9.749                                                                               9.5613                                        9.0428                                      236
         9.750 -    9.999                                                                                9.875                                        9.3565                                      235
        10.000 -   10.249                                                                              10.0706                                        9.5521                                      235
        10.250 -   10.499                                                                                10.25                                        9.7315                                      235
        10.500 -   10.749                                                                               10.625                                       10.1065                                      234
        10.750 -   10.999                                                                              10.7753                                       10.2568                                      235
        11.000 -   11.249                                                                                   11                                       10.4815                                      236
        11.250 -   11.499                                                                                11.25                                       10.7315                                      235
        11.500 -   11.749                                                                                 11.5                                       10.9815                                      235
        11.750 -   11.999                                                                               11.875                                       11.3565                                      235
        12.250 -   12.499                                                                               12.375                                       11.8565                                      235
        12.500 -   12.749                                                                                 12.5                                       11.9815                                      235
        12.750 -   12.999                                                                               12.875                                       12.3565                                      237
30_Yr                                                                                                  11.2923                                       10.7738                                      358
         6.000 -    6.249                                                                                6.125                                        5.6065                                      359
         7.000 -    7.249                                                                                    7                                        6.4815                                      357
         7.250 -    7.499                                                                                7.375                                        6.8565                                      359
         7.500 -    7.749                                                                                7.625                                        7.1065                                      358
         8.000 -    8.249                                                                                8.125                                        7.6065                                      356
         8.250 -    8.499                                                                                8.328                                        7.8095                                      357
         8.500 -    8.749                                                                               8.6069                                        8.0884                                      356
         9.000 -    9.249                                                                               9.0249                                        8.5064                                      358
         9.250 -    9.499                                                                               9.3706                                        8.8521                                      357
         9.500 -    9.749                                                                               9.5266                                        9.0081                                      358
         9.750 -    9.999                                                                               9.8183                                        9.2998                                      357
        10.000 -   10.249                                                                              10.1047                                        9.5862                                      358
        10.250 -   10.499                                                                              10.3009                                        9.7824                                      358
        10.500 -   10.749                                                                              10.5551                                       10.0366                                      357
        10.750 -   10.999                                                                              10.8005                                        10.282                                      358
        11.000 -   11.249                                                                              11.0288                                       10.5103                                      358
        11.250 -   11.499                                                                              11.2837                                       10.7652                                      358
        11.500 -   11.749                                                                              11.5332                                       11.0147                                      358
        11.750 -   11.999                                                                              11.7849                                       11.2664                                      358
        12.000 -   12.249                                                                              12.0739                                       11.5554                                      358
        12.250 -   12.499                                                                              12.3031                                       11.7846                                      358
        12.500 -   12.749                                                                              12.5543                                       12.0358                                      358
        12.750 -   12.999                                                                              12.8106                                       12.2921                                      358
        13.000 -   13.249                                                                              13.0305                                        12.512                                      358
        13.250 -   13.499                                                                              13.3179                                       12.7994                                      358
        13.500 -   13.749                                                                               13.523                                       13.0045                                      358
        13.750 -   13.999                                                                              13.7786                                       13.2601                                      359
        14.500 -   14.749                                                                                 14.5                                       13.9815                                      356
TOTAL                                                                                                  11.0004                                       10.4819                                      322
Collateral Grouped by Current Net Coupon
Collateral Grouped by Current Net Coupon                                                                GWAC                                           NWAC                                       WAM
   5.500 -    5.749                                                                                      6.125                                        5.6065                                      359
   6.250 -    6.499                                                                                          7                                        6.4815                                      357
   6.750 -    6.999                                                                                      7.468                                        6.9495                                      268
   7.000 -    7.249                                                                                      7.625                                        7.1065                                      358
   7.500 -    7.749                                                                                     8.2118                                        7.6933                                      358
   7.750 -    7.999                                                                                     8.4268                                        7.9083                                      298
   8.000 -    8.249                                                                                     8.6586                                        8.1401                                      299
   8.250 -    8.499                                                                                     8.9328                                        8.4143                                      263
   8.500 -    8.749                                                                                     9.2107                                        8.6922                                      299
   8.750 -    8.999                                                                                     9.4839                                        8.9654                                      340
   9.000 -    9.249                                                                                     9.7058                                        9.1873                                      302
   9.250 -    9.499                                                                                     9.9222                                        9.4037                                      333
   9.500 -    9.749                                                                                    10.1636                                        9.6451                                      324
   9.750 -    9.999                                                                                    10.4519                                        9.9334                                      333
  10.000 -   10.249                                                                                    10.6863                                       10.1678                                      310
  10.250 -   10.499                                                                                    10.9174                                       10.3989                                      346
  10.500 -   10.749                                                                                     11.195                                       10.6765                                      321
  10.750 -   10.999                                                                                    11.4382                                       10.9197                                      295
  11.000 -   11.249                                                                                     11.712                                       11.1935                                      335
  11.250 -   11.499                                                                                    11.9446                                       11.4261                                      313
  11.500 -   11.749                                                                                    12.1916                                       11.6731                                      324
  11.750 -   11.999                                                                                    12.4536                                       11.9351                                      290
  12.000 -   12.249                                                                                    12.6998                                       12.1813                                      327
  12.250 -   12.499                                                                                    12.9144                                       12.3959                                      329
  12.500 -   12.749                                                                                    13.1947                                       12.6762                                      357
  12.750 -   12.999                                                                                    13.4773                                       12.9588                                      357
  13.000 -   13.249                                                                                    13.6709                                       13.1524                                      359
  13.250 -   13.499                                                                                     13.875                                       13.3565                                      359
  13.750 -   13.999                                                                                       14.5                                       13.9815                                      356
TOTAL                                                                                                  11.0004                                       10.4819                                      322
Collateral Grouped by Remaining Term
Collateral Grouped by Remaining Term                                                                    GWAC                                           NWAC                                       WAM
                                                                -179                                   10.8705                                        10.352                                      176
 180 -  360                                                                                            11.0203                                       10.5018                                      345
TOTAL                                                                                                  11.0004                                       10.4819                                      322
Collateral Grouped by Loan-to-Value
Collateral Grouped by Loan-to-Value                                                                     GWAC                                           NWAC                                       WAM
   0.00 -   30.00                                                                                      10.9717                                       10.4532                                      322
  30.01 -   40.00                                                                                       11.907                                       11.3885                                      333
TOTAL                                                                                                  11.0004                                       10.4819                                      322
Collateral Grouped by Combined Loan-to-Value
Collateral Grouped by Combined Loan-to-Value                                                            GWAC                                           NWAC                                       WAM
  60.01 -   70.00                                                                                       13.875                                       13.3565                                      359
  70.01 -   79.99                                                                                       9.6072                                        9.0887                                      292
  80.00 -   80.00                                                                                        8.911                                        8.3925                                      315
  80.01 -   90.00                                                                                      10.5032                                        9.9847                                      339
  90.01 -   95.00                                                                                      10.8997                                       10.3812                                      335
  95.01 -  100.00                                                                                      11.1341                                       10.6156                                      317
TOTAL                                                                                                  11.0004                                       10.4819                                      322
Collateral Grouped by Documentation Type
Collateral Grouped by Documentation Type                                                                GWAC                                           NWAC                                       WAM
Full/Alternative                                                                                       10.4766                                        9.9581                                      331
      10.01 - 20.00                                                                                     13.375                                       12.8565                                      359
      20.01 - 25.00                                                                                     9.6805                                         9.162                                      358
      25.01 - 30.00                                                                                    10.8821                                       10.3636                                      286
      30.01 - 35.00                                                                                    10.0406                                        9.5221                                      316
      35.01 - 40.00                                                                                     9.5497                                        9.0312                                      324
      40.01 - 45.00                                                                                    10.4049                                        9.8864                                      331
      45.01 - 50.00                                                                                    10.8913                                       10.3728                                      339
      50.01 - 55.00                                                                                    10.3709                                        9.8524                                      326
No Documentation                                                                                       12.6522                                       12.1337                                      358
       0.00 - 10.00                                                                                    12.6522                                       12.1337                                      358
No Income/No Asset                                                                                     11.5843                                       11.0658                                      333
       0.00 - 10.00                                                                                    11.5843                                       11.0658                                      333
No Ratio                                                                                               11.3487                                       10.8302                                      267
       0.00 - 10.00                                                                                    11.3487                                       10.8302                                      267
No Ratio/Ver Employ                                                                                    12.3317                                       11.8132                                      359
       0.00 - 10.00                                                                                    12.3317                                       11.8132                                      359
Stated Income                                                                                          10.9267                                       10.4082                                      323
       0.00 - 10.00                                                                                    11.1984                                       10.6799                                      358
      10.01 - 20.00                                                                                    12.1425                                        11.624                                      358
      20.01 - 25.00                                                                                    10.2832                                        9.7647                                      338
      25.01 - 30.00                                                                                    10.2626                                        9.7441                                      349
      30.01 - 35.00                                                                                    11.1123                                       10.5938                                      322
      35.01 - 40.00                                                                                    10.7405                                        10.222                                      323
      40.01 - 45.00                                                                                    10.6653                                       10.1468                                      320
      45.01 - 50.00                                                                                    11.2648                                       10.7463                                      316
      50.01 - 55.00                                                                                    12.1071                                       11.5886                                      260
Stated/Stated                                                                                          11.9896                                       11.4711                                      300
      10.01 - 20.00                                                                                         13                                       12.4815                                      359
      25.01 - 30.00                                                                                    12.4578                                       11.9393                                      358
      30.01 - 35.00                                                                                    11.8386                                       11.3201                                      254
      35.01 - 40.00                                                                                    12.4314                                       11.9129                                      304
      40.01 - 45.00                                                                                    11.7982                                       11.2797                                      283
      45.01 - 50.00                                                                                    11.8571                                       11.3386                                      315
TOTAL                                                                                                  11.0004                                       10.4819                                      322
Collateral Grouped by Loan Purpose
Collateral Grouped by Loan Purpose                                                                      GWAC                                           NWAC                                       WAM
Cash Out Refinance                                                                                     11.0677                                       10.5492                                      335
Purchase                                                                                               11.0156                                       10.4971                                      321
Rate/Term Refinance                                                                                     9.5676                                        9.0491                                      264
TOTAL                                                                                                  11.0004                                       10.4819                                      322
Collateral Grouped by Property Type
Collateral Grouped by Property Type                                                                     GWAC                                           NWAC                                       WAM
2-4 Family                                                                                             11.0199                                       10.5014                                      325
Condominium                                                                                            11.2239                                       10.7054                                      331
Hi-Rise Condo                                                                                          11.5708                                       11.0523                                      356
PUD                                                                                                    11.3103                                       10.7918                                      326
Single Family                                                                                          10.8045                                        10.286                                      318
TOTAL                                                                                                  11.0004                                       10.4819                                      322
Collateral Grouped by Occupancy Type
Collateral Grouped by Occupancy Type                                                                    GWAC                                           NWAC                                       WAM
Investor                                                                                               11.5267                                       11.0082                                      334
Owner Occupied                                                                                         10.8903                                       10.3718                                      320
Second Home                                                                                            11.5933                                       11.0748                                      321
TOTAL                                                                                                  11.0004                                       10.4819                                      322
Collateral Grouped by Mortgage Ins. Company
Collateral Grouped by Mortgage Ins. Company                                                             GWAC                                           NWAC                                       WAM
No MI                                                                                                  11.0004                                       10.4819                                      322
TOTAL                                                                                                  11.0004                                       10.4819                                      322
Collateral Grouped by State
Collateral Grouped by State                                                                             GWAC                                           NWAC                                       WAM
AL                                                                                                     12.6756                                       12.1571                                      357
AZ                                                                                                     11.6993                                       11.1808                                      350
CA                                                                                                     10.4595                                         9.941                                      311
CO                                                                                                     13.0585                                         12.54                                      358
CT                                                                                                        12.5                                       11.9815                                      178
DC                                                                                                     11.7132                                       11.1947                                      356
FL                                                                                                     11.9297                                       11.4112                                      335
GA                                                                                                     11.9331                                       11.4146                                      303
ID                                                                                                      11.125                                       10.6065                                      358
IL                                                                                                     11.8037                                       11.2852                                      348
IN                                                                                                     11.9067                                       11.3882                                      358
KY                                                                                                     11.3649                                       10.8464                                      358
MA                                                                                                     12.6516                                       12.1331                                      334
MD                                                                                                     11.2192                                       10.7007                                      343
MI                                                                                                     12.0025                                        11.484                                      355
MN                                                                                                      9.5316                                        9.0131                                      345
NC                                                                                                     10.7546                                       10.2361                                      292
ND                                                                                                       11.75                                       11.2315                                      358
NJ                                                                                                     11.4105                                        10.892                                      328
NM                                                                                                       11.75                                       11.2315                                      177
NV                                                                                                     11.1976                                       10.6791                                      317
NY                                                                                                     11.1944                                       10.6759                                      315
OR                                                                                                       10.25                                        9.7315                                      355
PA                                                                                                     10.6361                                       10.1176                                      339
SC                                                                                                     10.8822                                       10.3637                                      358
TN                                                                                                      8.3245                                         7.806                                      357
TX                                                                                                      9.5079                                        8.9894                                      355
VA                                                                                                     11.4656                                       10.9471                                      312
WI                                                                                                     11.6696                                       11.1511                                      357
TOTAL                                                                                                  11.0004                                       10.4819                                      322
Collateral Grouped by FICO Score
Collateral Grouped by FICO Score                                                                        GWAC                                           NWAC                                       WAM
 550 -  599                                                                                            11.4147                                       10.8962                                      357
 600 -  624                                                                                            11.7572                                       11.2387                                      313
 625 -  649                                                                                            11.6185                                          11.1                                      322
 650 -  674                                                                                            11.2073                                       10.6888                                      315
 675 -  699                                                                                            10.9259                                       10.4074                                      323
 700 -  724                                                                                            10.5795                                        10.061                                      318
 725 -  749                                                                                            10.6143                                       10.0958                                      323
 750 -  774                                                                                            10.2316                                        9.7131                                      346
 775 -  799                                                                                            10.3956                                        9.8771                                      329
 800 +                                                                                                  9.5532                                        9.0347                                      297
TOTAL                                                                                                  11.0004                                       10.4819                                      322
Collateral Grouped by Prepayment Penalty
Collateral Grouped by Prepayment Penalty                                                                GWAC                                           NWAC                                       WAM
No                                                                                                     11.1997                                       10.6812                                      329
      NO                                                                                               11.1997                                       10.6812                                      329
Yes                                                                                                    10.8207                                       10.3022                                      316
      1YP                                                                                              10.6307                                       10.1122                                      324
      2YP                                                                                              10.9737                                       10.4552                                      308
      3YP                                                                                               10.916                                       10.3975                                      321
      5YP                                                                                              11.1815                                        10.663                                      276
      6MP                                                                                              10.1403                                        9.6218                                      317
      7MP                                                                                              10.8485                                         10.33                                      307
TOTAL                                                                                                  11.0004                                       10.4819                                      322
Collateral Grouped by Lien Status
Collateral Grouped by Lien Status                                                                       GWAC                                           NWAC                                       WAM
Second Lien                                                                                            11.0004                                       10.4819                                      322
TOTAL                                                                                                  11.0004                                       10.4819                                      322
Collateral Grouped by Loan-to-Value & Mtg Ins.
Collateral Grouped by Loan-to-Value & Mtg Ins.                                                          GWAC                                           NWAC                                       WAM
LTV LE 80                                                                                              11.0004                                       10.4819                                      322
TOTAL                                                                                                  11.0004                                       10.4819                                      322
Collateral Grouped by Balloon Flag
Collateral Grouped by Balloon Flag                                                                      GWAC                                           NWAC                                       WAM
No                                                                                                     11.1309                                       10.6124                                      304
Yes                                                                                                    10.7621                                       10.2436                                      355
TOTAL                                                                                                  11.0004                                       10.4819                                      322
Collateral Grouped by IO
Collateral Grouped by IO                                                                     Wtd Avg CURRENT GROSS COUPON                      Wtd Avg TOTAL STRIP                  Wtd Avg CURRENT NET COUPON
Y                                                                                                      11.0004                                        0.5185                                  10.4819
                                                                 120                                   11.3823                                        0.5185                                  10.8638
                                                                  60                                   10.8947                                        0.5185                                  10.3762
TOTAL                                                                                                  11.0004                                        0.5185                                  10.4819
Collateral Grouped by Servicer
Collateral Grouped by Servicer                                                                          GWAC                                           NWAC                                       WAM
EMC MORTGAGE                                                                                           11.0004                                       10.4819                                      322
TOTAL                                                                                                  11.0004                                       10.4819                                      322

Collateral Grouped by Loan Type
Collateral Grouped by Loan Type                                                                        ORIG AM                                        REM AM                          STATED REM
10YR IO                                                                                                  120                                           114                               114
15YR BALLOON IO                                                                                          360                                           355                               175
15YR IO                                                                                                  180                                           176                               176
20YR IO                                                                                                  240                                           235                               235
30YR IO                                                                                                  360                                           358                               358
TOTAL                                                                                                    326                                           322                               259
Collateral Grouped by Original Term
Collateral Grouped by Original Term                                                                     WA Age                                      Min GWAC                          Max GWAC
                                                                -180                                       5                                           7.5                              13.5
 181 -  360                                                                                                3                                         6.125                              14.5
TOTAL                                                                                                      4                                         6.125                              14.5
Collateral Grouped by Original Balance
Collateral Grouped by Original Balance                                                                  WA Age                                      Min GWAC                          Max GWAC
  10,001 -   20,000                                                                                        3                                         7.375                              13.5
  20,001 -   30,000                                                                                        3                                         8.125                             13.75
  30,001 -   40,000                                                                                        3                                         7.375                            13.875
  40,001 -   50,000                                                                                        3                                             7                              13.5
  50,001 -   60,000                                                                                        3                                             9                              13.5
  60,001 -   70,000                                                                                        3                                             7                              13.5
  70,001 -   80,000                                                                                        3                                         8.375                              14.5
  80,001 -   90,000                                                                                        3                                         6.125                             13.75
  90,001 -  100,000                                                                                        4                                           7.5                            12.875
 100,001 -  110,000                                                                                        3                                         8.625                            13.375
 110,001 -  120,000                                                                                        3                                           9.5                             13.25
 120,001 -  130,000                                                                                        4                                           9.5                            12.875
 130,001 -  140,000                                                                                        4                                         8.625                              12.5
 140,001 -  150,000                                                                                        5                                        10.375                            11.375
 150,001 -  200,000                                                                                        5                                           8.5                                12
 200,001 -  250,000                                                                                        5                                           9.5                              12.5
 250,001 -  300,000                                                                                        5                                         9.125                              13.5
 300,001 -  350,000                                                                                        3                                          10.5                            12.625
 350,001 -  400,000                                                                                        6                                         8.875                             8.875
TOTAL                                                                                                      4                                         6.125                              14.5
Collateral Grouped by Current Balance
Collateral Grouped by Current Balance                                                                   WA Age                                     Min GWAC                           Max GWAC
  10,001 -   20,000                                                                                        3                                         7.375                              13.5
  20,001 -   30,000                                                                                        3                                         8.125                             13.75
  30,001 -   40,000                                                                                        3                                         7.375                            13.875
  40,001 -   50,000                                                                                        3                                             7                              13.5
  50,001 -   60,000                                                                                        3                                             9                              13.5
  60,001 -   70,000                                                                                        3                                             7                              13.5
  70,001 -   80,000                                                                                        3                                         8.375                              14.5
  80,001 -   90,000                                                                                        3                                         6.125                             13.75
  90,001 -  100,000                                                                                        4                                           7.5                            12.875
 100,001 -  110,000                                                                                        3                                         8.625                            13.375
 110,001 -  120,000                                                                                        3                                           9.5                             13.25
 120,001 -  130,000                                                                                        4                                           9.5                            12.875
 130,001 -  140,000                                                                                        4                                         8.625                              12.5
 140,001 -  150,000                                                                                        5                                        10.375                            11.375
 150,001 -  200,000                                                                                        5                                           8.5                                12
 200,001 -  250,000                                                                                        5                                           9.5                              12.5
 250,001 -  300,000                                                                                        5                                         9.125                              13.5
 300,001 -  350,000                                                                                        3                                          10.5                            12.625
 350,001 -  400,000                                                                                        6                                         8.875                             8.875
TOTAL                                                                                                      4                                         6.125                              14.5
Collateral Grouped by Current Gross Coupon
Collateral Grouped by Current Gross Coupon                                                              WA Age                                     Min GWAC                           Max GWAC
10_Yr                                                                                                      6                                         11.75                             11.75
        11.750 -   11.999                                                                                  6                                         11.75                             11.75
15_Yr                                                                                                      5                                           7.5                              13.5
         7.500 -    7.749                                                                                  4                                           7.5                               7.5
         8.250 -    8.499                                                                                  4                                         8.375                             8.375
         8.500 -    8.749                                                                                  5                                           8.5                             8.585
         8.750 -    8.999                                                                                  6                                          8.75                             8.875
         9.000 -    9.249                                                                                  5                                             9                             9.125
         9.250 -    9.499                                                                                  4                                          9.25                             9.375
         9.500 -    9.749                                                                                  5                                           9.5                               9.5
         9.750 -    9.999                                                                                  5                                          9.75                             9.999
        10.000 -   10.249                                                                                  5                                            10                            10.125
        10.250 -   10.499                                                                                  5                                         10.25                            10.375
        10.500 -   10.749                                                                                  5                                          10.5                            10.625
        10.750 -   10.999                                                                                  5                                         10.75                            10.875
        11.000 -   11.249                                                                                  5                                            11                            11.125
        11.250 -   11.499                                                                                  3                                         11.25                            11.375
        11.500 -   11.749                                                                                  4                                          11.5                            11.625
        11.750 -   11.999                                                                                  5                                         11.75                             11.99
        12.000 -   12.249                                                                                  5                                            12                            12.125
        12.250 -   12.499                                                                                  4                                         12.25                            12.375
        12.500 -   12.749                                                                                  2                                          12.5                            12.625
        12.750 -   12.999                                                                                  4                                         12.75                             12.99
        13.000 -   13.249                                                                                  4                                            13                            13.125
        13.250 -   13.499                                                                                  4                                        13.375                            13.375
        13.500 -   13.749                                                                                  5                                          13.5                              13.5
20_Yr                                                                                                      5                                           8.5                            12.875
         8.500 -    8.749                                                                                  4                                           8.5                               8.5
         9.500 -    9.749                                                                                  4                                           9.5                             9.625
         9.750 -    9.999                                                                                  5                                         9.875                             9.875
        10.000 -   10.249                                                                                  5                                            10                            10.125
        10.250 -   10.499                                                                                  5                                         10.25                             10.25
        10.500 -   10.749                                                                                  6                                        10.625                            10.625
        10.750 -   10.999                                                                                  5                                         10.75                            10.875
        11.000 -   11.249                                                                                  4                                            11                                11
        11.250 -   11.499                                                                                  5                                         11.25                             11.25
        11.500 -   11.749                                                                                  5                                          11.5                              11.5
        11.750 -   11.999                                                                                  5                                        11.875                            11.875
        12.250 -   12.499                                                                                  5                                        12.375                            12.375
        12.500 -   12.749                                                                                  5                                          12.5                              12.5
        12.750 -   12.999                                                                                  3                                        12.875                            12.875
30_Yr                                                                                                      2                                         6.125                              14.5
         6.000 -    6.249                                                                                  1                                         6.125                             6.125
         7.000 -    7.249                                                                                  3                                             7                                 7
         7.250 -    7.499                                                                                  1                                         7.375                             7.375
         7.500 -    7.749                                                                                  2                                         7.625                             7.625
         8.000 -    8.249                                                                                  4                                         8.125                             8.125
         8.250 -    8.499                                                                                  3                                          8.25                             8.375
         8.500 -    8.749                                                                                  4                                           8.5                             8.625
         9.000 -    9.249                                                                                  2                                             9                             9.125
         9.250 -    9.499                                                                                  3                                          9.25                              9.49
         9.500 -    9.749                                                                                  2                                           9.5                             9.625
         9.750 -    9.999                                                                                  3                                          9.75                             9.875
        10.000 -   10.249                                                                                  2                                            10                            10.125
        10.250 -   10.499                                                                                  2                                         10.25                            10.375
        10.500 -   10.749                                                                                  3                                          10.5                            10.625
        10.750 -   10.999                                                                                  2                                         10.75                            10.875
        11.000 -   11.249                                                                                  2                                            11                            11.125
        11.250 -   11.499                                                                                  2                                         11.25                            11.375
        11.500 -   11.749                                                                                  2                                          11.5                            11.625
        11.750 -   11.999                                                                                  2                                         11.75                            11.875
        12.000 -   12.249                                                                                  2                                            12                            12.125
        12.250 -   12.499                                                                                  2                                         12.25                            12.375
        12.500 -   12.749                                                                                  2                                          12.5                            12.625
        12.750 -   12.999                                                                                  2                                         12.75                            12.875
        13.000 -   13.249                                                                                  2                                            13                            13.125
        13.250 -   13.499                                                                                  2                                         13.25                            13.375
        13.500 -   13.749                                                                                  2                                          13.5                            13.625
        13.750 -   13.999                                                                                  1                                         13.75                            13.875
        14.500 -   14.749                                                                                  4                                          14.5                              14.5
TOTAL                                                                                                      4                                         6.125                              14.5
Collateral Grouped by Current Net Coupon
Collateral Grouped by Current Net Coupon                                                                WA Age                                     Min GWAC                          Max GWAC
   5.500 -    5.749                                                                                        1                                         6.125                             6.125
   6.250 -    6.499                                                                                        3                                             7                                 7
   6.750 -    6.999                                                                                        3                                         7.375                               7.5
   7.000 -    7.249                                                                                        2                                         7.625                             7.625
   7.500 -    7.749                                                                                        2                                         8.125                              8.25
   7.750 -    7.999                                                                                        4                                         8.375                               8.5
   8.000 -    8.249                                                                                        4                                         8.585                              8.75
   8.250 -    8.499                                                                                        5                                         8.875                                 9
   8.500 -    8.749                                                                                        4                                         9.125                              9.25
   8.750 -    8.999                                                                                        3                                         9.375                               9.5
   9.000 -    9.249                                                                                        4                                         9.625                              9.75
   9.250 -    9.499                                                                                        4                                         9.875                                10
   9.500 -    9.749                                                                                        4                                        10.125                             10.25
   9.750 -    9.999                                                                                        4                                        10.375                              10.5
  10.000 -   10.249                                                                                        4                                          10.6                             10.75
  10.250 -   10.499                                                                                        4                                         10.81                                11
  10.500 -   10.749                                                                                        3                                        11.125                             11.25
  10.750 -   10.999                                                                                        3                                        11.375                              11.5
  11.000 -   11.249                                                                                        3                                         11.54                             11.75
  11.250 -   11.499                                                                                        4                                        11.875                                12
  11.500 -   11.749                                                                                        3                                        12.125                             12.25
  11.750 -   11.999                                                                                        3                                        12.375                              12.5
  12.000 -   12.249                                                                                        3                                        12.625                             12.75
  12.250 -   12.499                                                                                        2                                         12.78                                13
  12.500 -   12.749                                                                                        3                                        13.125                             13.25
  12.750 -   12.999                                                                                        3                                        13.375                              13.5
  13.000 -   13.249                                                                                        1                                        13.625                             13.75
  13.250 -   13.499                                                                                        1                                        13.875                            13.875
  13.750 -   13.999                                                                                        4                                          14.5                              14.5
TOTAL                                                                                                      4                                         6.125                              14.5
Collateral Grouped by Remaining Term
Collateral Grouped by Remaining Term                                                                    WA Age                                     Min GWAC                          Max GWAC
                                                                -179                                       4                                           7.5                                13
 180 -  360                                                                                                4                                         6.125                              14.5
TOTAL                                                                                                      4                                         6.125                              14.5
Collateral Grouped by Loan-to-Value
Collateral Grouped by Loan-to-Value                                                                     WA Age                                     Min GWAC                          Max GWAC
   0.00 -   30.00                                                                                          4                                         6.125                              14.5
  30.01 -   40.00                                                                                          5                                          10.5                              13.5
TOTAL                                                                                                      4                                         6.125                              14.5
Collateral Grouped by Combined Loan-to-Value
Collateral Grouped by Combined Loan-to-Value                                                            WA Age                                     Min GWAC                          Max GWAC
  60.01 -   70.00                                                                                          1                                        13.875                            13.875
  70.01 -   79.99                                                                                          4                                         8.875                             10.25
  80.00 -   80.00                                                                                          4                                           7.5                              9.75
  80.01 -   90.00                                                                                          4                                             7                              14.5
  90.01 -   95.00                                                                                          4                                         8.125                             13.75
  95.01 -  100.00                                                                                          4                                         6.125                             13.75
TOTAL                                                                                                      4                                         6.125                              14.5
Collateral Grouped by Documentation Type
Collateral Grouped by Documentation Type                                                                WA Age                                     Min GWAC                          Max GWAC
Full/Alternative                                                                                           3                                             7                           12.8565
      10.01 - 20.00                                                                                        1                                        13.375                           12.8565
      20.01 - 25.00                                                                                        2                                         9.625                            9.7315
      25.01 - 30.00                                                                                        2                                           9.5                           11.4815
      30.01 - 35.00                                                                                        3                                         7.625                           12.1065
      35.01 - 40.00                                                                                        3                                             7                           11.9815
      40.01 - 45.00                                                                                        4                                             7                           12.1065
      45.01 - 50.00                                                                                        3                                         8.125                           12.3565
      50.01 - 55.00                                                                                        3                                             7                           11.6065
No Documentation                                                                                           2                                         9.875                           13.9815
       0.00 - 10.00                                                                                        2                                         9.875                           13.9815
No Income/No Asset                                                                                         2                                          8.25                           12.7315
       0.00 - 10.00                                                                                        2                                          8.25                           12.7315
No Ratio                                                                                                   4                                         8.375                           12.9815
       0.00 - 10.00                                                                                        4                                         8.375                           12.9815
No Ratio/Ver Employ                                                                                        1                                            12                           11.9815
       0.00 - 10.00                                                                                        1                                            12                           11.9815
Stated Income                                                                                              4                                         6.125                           13.1065
       0.00 - 10.00                                                                                        2                                          10.5                           11.4815
      10.01 - 20.00                                                                                        2                                         9.875                           13.1065
      20.01 - 25.00                                                                                        3                                         6.125                           12.3565
      25.01 - 30.00                                                                                        3                                         8.125                           12.9815
      30.01 - 35.00                                                                                        4                                           8.5                           12.9815
      35.01 - 40.00                                                                                        4                                         8.125                           13.1065
      40.01 - 45.00                                                                                        4                                         7.375                           12.9815
      45.01 - 50.00                                                                                        4                                           8.5                           12.9815
      50.01 - 55.00                                                                                        5                                        10.625                           11.9815
Stated/Stated                                                                                              3                                          9.75                           13.2315
      10.01 - 20.00                                                                                        1                                            13                           12.4815
      25.01 - 30.00                                                                                        2                                        12.125                           12.2315
      30.01 - 35.00                                                                                        4                                            10                           12.9815
      35.01 - 40.00                                                                                        3                                         9.875                           12.9815
      40.01 - 45.00                                                                                        4                                          9.75                           13.2315
      45.01 - 50.00                                                                                        3                                         10.75                           12.7315
TOTAL                                                                                                      4                                         6.125                           13.9815
Collateral Grouped by Loan Purpose
Collateral Grouped by Loan Purpose                                                                      WA Age                                      Min GWAC                         Max GWAC
Cash Out Refinance                                                                                         4                                             7                                14
Purchase                                                                                                   4                                             6                                15
Rate/Term Refinance                                                                                        4                                             9                                11
TOTAL                                                                                                      4                                             6                                15
Collateral Grouped by Property Type
Collateral Grouped by Property Type                                                                     WA Age                                      Min GWAC                         Max GWAC
2-4 Family                                                                                                 4                                           7.5                            13.875
Condominium                                                                                                3                                         8.375                              13.5
Hi-Rise Condo                                                                                              4                                         8.585                              13.5
PUD                                                                                                        3                                             7                              14.5
Single Family                                                                                              4                                         6.125                             13.75
TOTAL                                                                                                      4                                         6.125                              14.5
Collateral Grouped by Occupancy Type
Collateral Grouped by Occupancy Type                                                                    WA Age                                      Min GWAC                         Max GWAC
Investor                                                                                                   4                                           7.5                              14.5
Owner Occupied                                                                                             4                                         6.125                             13.75
Second Home                                                                                                3                                         8.375                             13.75
TOTAL                                                                                                      4                                         6.125                              14.5
Collateral Grouped by Mortgage Ins. Company
Collateral Grouped by Mortgage Ins. Company                                                             WA Age                                      Min GWAC                         Max GWAC
No MI                                                                                                      4                                         6.125                              14.5
TOTAL                                                                                                      4                                         6.125                              14.5
Collateral Grouped by State
Collateral Grouped by State                                                                             WA Age                                      Min GWAC                         Max GWAC
AL                                                                                                         3                                         12.25                             13.25
AZ                                                                                                         1                                             9                             13.75
CA                                                                                                         5                                         6.125                              13.5
CO                                                                                                         2                                        12.125                            13.625
CT                                                                                                         2                                          12.5                              12.5
DC                                                                                                         4                                        10.125                              13.5
FL                                                                                                         3                                             7                             13.75
GA                                                                                                         3                                        10.125                            13.375
ID                                                                                                         2                                        11.125                            11.125
IL                                                                                                         4                                            11                              12.5
IN                                                                                                         2                                        11.375                             12.25
KY                                                                                                         2                                        11.125                            11.625
MA                                                                                                         3                                          11.5                            13.375
MD                                                                                                         3                                         7.625                                13
MI                                                                                                         5                                         11.25                              12.5
MN                                                                                                         2                                         9.375                             9.625
NC                                                                                                         3                                           7.5                            12.875
ND                                                                                                         2                                         11.75                             11.75
NJ                                                                                                         4                                           9.5                            13.875
NM                                                                                                         3                                         11.75                             11.75
NV                                                                                                         4                                         10.25                            11.875
NY                                                                                                         3                                          9.25                              12.5
OR                                                                                                         5                                         10.25                             10.25
PA                                                                                                         3                                             7                              13.5
SC                                                                                                         2                                         9.875                            12.375
TN                                                                                                         3                                         8.125                               8.5
TX                                                                                                         5                                         8.875                             9.875
VA                                                                                                         3                                         8.625                              14.5
WI                                                                                                         3                                        10.125                                13
TOTAL                                                                                                      4                                         6.125                              14.5
Collateral Grouped by FICO Score
Collateral Grouped by FICO Score                                                                        WA Age                                     Min GWAC                          Max GWAC
 550 -  599                                                                                                3                                          9.49                            12.625
 600 -  624                                                                                                4                                         8.125                            13.625
 625 -  649                                                                                                4                                          8.25                             13.75
 650 -  674                                                                                                4                                         8.125                            13.625
 675 -  699                                                                                                4                                             7                              14.5
 700 -  724                                                                                                3                                             7                              13.5
 725 -  749                                                                                                3                                           7.5                            13.875
 750 -  774                                                                                                3                                         6.125                              13.5
 775 -  799                                                                                                3                                           7.5                                13
 800 +                                                                                                     4                                             9                            10.125
TOTAL                                                                                                      4                                         6.125                              14.5
Collateral Grouped by Prepayment Penalty
Collateral Grouped by Prepayment Penalty                                                                WA Age                                      Min GWAC                         Max GWAC
No                                                                                                         3                                           7.5                              14.5
      NO                                                                                                   3                                           7.5                              14.5
Yes                                                                                                        4                                         6.125                              13.5
      1YP                                                                                                  5                                          8.75                              13.5
      2YP                                                                                                  4                                         8.125                                13
      3YP                                                                                                  3                                         6.125                              13.5
      5YP                                                                                                  5                                           8.5                             12.75
      6MP                                                                                                  5                                             9                             12.75
      7MP                                                                                                  6                                         10.25                             11.75
TOTAL                                                                                                      4                                         6.125                              14.5
Collateral Grouped by Lien Status
Collateral Grouped by Lien Status                                                                       WA Age                                      Min GWAC                         Max GWAC
Second Lien                                                                                                4                                         6.125                              14.5
TOTAL                                                                                                      4                                         6.125                              14.5
Collateral Grouped by Loan-to-Value & Mtg Ins.
Collateral Grouped by Loan-to-Value & Mtg Ins.                                                          WA Age                                      Min GWAC                         Max GWAC
LTV LE 80                                                                                                  4                                         6.125                              14.5
TOTAL                                                                                                      4                                         6.125                              14.5
Collateral Grouped by Balloon Flag
Collateral Grouped by Balloon Flag                                                                      WA Age                                      Min GWAC                         Max GWAC
No                                                                                                         3                                         6.125                              14.5
Yes                                                                                                        5                                           7.5                              13.5
TOTAL                                                                                                      4                                         6.125                              14.5
Collateral Grouped by IO
Collateral Grouped by IO                                                                       Wtd Avg STATED REM TERM                        Wtd Avg REMAINING TERM                   Wtd Avg AGE
Y                                                                                                        259                                           322                                 4
                                                                 120                                     355                                           357                                 2
                                                                  60                                     232                                           313                                 4
TOTAL                                                                                                    259                                           322                                 4
Collateral Grouped by Servicer
Collateral Grouped by Servicer                                                                          WA Age                                      Min GWAC                          Max GWAC
EMC MORTGAGE                                                                                               4                                         6.125                              14.5
TOTAL                                                                                                      4                                         6.125                              14.5

Collateral Grouped by Loan Type
Collateral Grouped by Loan Type                                                                                                WA AGE                                        MIN GWAC
10YR IO                                                                                                                           6                                             11.75
15YR BALLOON IO                                                                                                                   5                                               7.5
15YR IO                                                                                                                           4                                               7.5
20YR IO                                                                                                                           5                                               8.5
30YR IO                                                                                                                           2                                             6.125
TOTAL                                                                                                                             4                                             6.125
Collateral Grouped by Original Term
Collateral Grouped by Original Term                                                                                         Avg Bal                                           Min WAM
                                                                -180                                                        112,379                                               114
 181 -  360                                                                                                                  57,647                                               234
TOTAL                                                                                                                        75,536                                               114
Collateral Grouped by Original Balance
Collateral Grouped by Original Balance                                                                                      Avg Bal                                            WA LTV
  10,001 -   20,000                                                                                                          16,716                                              14.8
  20,001 -   30,000                                                                                                          25,627                                             17.95
  30,001 -   40,000                                                                                                          35,658                                             18.12
  40,001 -   50,000                                                                                                          44,945                                             18.14
  50,001 -   60,000                                                                                                          54,779                                             18.01
  60,001 -   70,000                                                                                                          64,675                                             18.72
  70,001 -   80,000                                                                                                          74,642                                             19.06
  80,001 -   90,000                                                                                                          85,524                                              19.4
  90,001 -  100,000                                                                                                          94,417                                             19.01
 100,001 -  110,000                                                                                                         105,167                                             18.66
 110,001 -  120,000                                                                                                         114,364                                             19.23
 120,001 -  130,000                                                                                                         126,653                                             19.99
 130,001 -  140,000                                                                                                         135,290                                             19.89
 140,001 -  150,000                                                                                                         145,988                                             21.26
 150,001 -  200,000                                                                                                         180,851                                             22.66
 200,001 -  250,000                                                                                                         227,671                                             25.19
 250,001 -  300,000                                                                                                         282,010                                             28.16
 300,001 -  350,000                                                                                                         336,900                                             26.14
 350,001 -  400,000                                                                                                         375,000                                             27.37
TOTAL                                                                                                                        75,536                                             20.68
Collateral Grouped by Current Balance
Collateral Grouped by Current Balance                                                                                       Avg Bal                                            WA LTV
  10,001 -   20,000                                                                                                          16,716                                              14.8
  20,001 -   30,000                                                                                                          25,627                                             17.95
  30,001 -   40,000                                                                                                          35,658                                             18.12
  40,001 -   50,000                                                                                                          44,945                                             18.14
  50,001 -   60,000                                                                                                          54,779                                             18.01
  60,001 -   70,000                                                                                                          64,675                                             18.72
  70,001 -   80,000                                                                                                          74,642                                             19.06
  80,001 -   90,000                                                                                                          85,524                                              19.4
  90,001 -  100,000                                                                                                          94,417                                             19.01
 100,001 -  110,000                                                                                                         105,167                                             18.66
 110,001 -  120,000                                                                                                         114,364                                             19.23
 120,001 -  130,000                                                                                                         126,653                                             19.99
 130,001 -  140,000                                                                                                         135,290                                             19.89
 140,001 -  150,000                                                                                                         145,988                                             21.26
 150,001 -  200,000                                                                                                         180,851                                             22.66
 200,001 -  250,000                                                                                                         227,671                                             25.19
 250,001 -  300,000                                                                                                         282,010                                             28.16
 300,001 -  350,000                                                                                                         336,900                                             26.14
 350,001 -  400,000                                                                                                         375,000                                             27.37
TOTAL                                                                                                                        75,536                                             20.68
Collateral Grouped by Current Gross Coupon
Collateral Grouped by Current Gross Coupon                                                                                  Avg Bal                                            WA LTV
10_Yr                                                                                                                        18,550                                              9.98
        11.750 -   11.999                                                                                                    18,550                                              9.98
15_Yr                                                                                                                       113,005                                             22.26
         7.500 -    7.749                                                                                                    71,100                                             13.65
         8.250 -    8.499                                                                                                    43,950                                             19.99
         8.500 -    8.749                                                                                                   109,350                                                17
         8.750 -    8.999                                                                                                   134,738                                             23.48
         9.000 -    9.249                                                                                                   229,570                                             27.14
         9.250 -    9.499                                                                                                   157,720                                             17.83
         9.500 -    9.749                                                                                                   117,816                                             18.23
         9.750 -    9.999                                                                                                   166,256                                             22.54
        10.000 -   10.249                                                                                                   134,297                                             20.97
        10.250 -   10.499                                                                                                    74,331                                             17.82
        10.500 -   10.749                                                                                                   145,413                                             22.83
        10.750 -   10.999                                                                                                   173,789                                             24.48
        11.000 -   11.249                                                                                                   109,139                                              23.8
        11.250 -   11.499                                                                                                    67,390                                             18.58
        11.500 -   11.749                                                                                                    77,875                                             20.46
        11.750 -   11.999                                                                                                   102,373                                             21.92
        12.000 -   12.249                                                                                                   103,134                                             24.66
        12.250 -   12.499                                                                                                    69,420                                             21.37
        12.500 -   12.749                                                                                                    54,120                                                20
        12.750 -   12.999                                                                                                    58,217                                              19.5
        13.000 -   13.249                                                                                                    82,500                                             17.42
        13.250 -   13.499                                                                                                    21,000                                                15
        13.500 -   13.749                                                                                                   141,833                                             33.04
20_Yr                                                                                                                        82,932                                             21.05
         8.500 -    8.749                                                                                                    31,450                                                10
         9.500 -    9.749                                                                                                    75,858                                              19.3
         9.750 -    9.999                                                                                                    94,650                                             20.01
        10.000 -   10.249                                                                                                    71,496                                             18.52
        10.250 -   10.499                                                                                                    33,583                                             16.36
        10.500 -   10.749                                                                                                   117,900                                                20
        10.750 -   10.999                                                                                                   103,015                                                20
        11.000 -   11.249                                                                                                    43,125                                                15
        11.250 -   11.499                                                                                                    72,000                                                20
        11.500 -   11.749                                                                                                    91,250                                             21.35
        11.750 -   11.999                                                                                                   127,350                                             28.32
        12.250 -   12.499                                                                                                    93,000                                                20
        12.500 -   12.749                                                                                                   137,000                                             29.95
        12.750 -   12.999                                                                                                    46,600                                                20
30_Yr                                                                                                                        54,337                                             18.83
         6.000 -    6.249                                                                                                    85,990                                                20
         7.000 -    7.249                                                                                                    52,067                                             16.96
         7.250 -    7.499                                                                                                    24,500                                             17.55
         7.500 -    7.749                                                                                                    16,200                                              7.14
         8.000 -    8.249                                                                                                    24,283                                             16.02
         8.250 -    8.499                                                                                                    31,461                                             19.63
         8.500 -    8.749                                                                                                    94,383                                             18.12
         9.000 -    9.249                                                                                                    45,125                                             13.62
         9.250 -    9.499                                                                                                    41,260                                             18.95
         9.500 -    9.749                                                                                                    64,777                                             20.34
         9.750 -    9.999                                                                                                    46,197                                             17.64
        10.000 -   10.249                                                                                                    55,456                                             19.02
        10.250 -   10.499                                                                                                    47,899                                             16.81
        10.500 -   10.749                                                                                                    70,563                                             17.92
        10.750 -   10.999                                                                                                    54,735                                             17.48
        11.000 -   11.249                                                                                                    47,125                                             19.43
        11.250 -   11.499                                                                                                    60,685                                              19.8
        11.500 -   11.749                                                                                                    44,003                                             18.74
        11.750 -   11.999                                                                                                    67,722                                             19.74
        12.000 -   12.249                                                                                                    48,697                                             18.09
        12.250 -   12.499                                                                                                    51,300                                              19.4
        12.500 -   12.749                                                                                                    64,105                                             19.87
        12.750 -   12.999                                                                                                    58,733                                             19.02
        13.000 -   13.249                                                                                                    50,281                                             18.01
        13.250 -   13.499                                                                                                    56,022                                             18.43
        13.500 -   13.749                                                                                                    52,745                                              19.3
        13.750 -   13.999                                                                                                    51,000                                                16
        14.500 -   14.749                                                                                                    73,500                                                10
TOTAL                                                                                                                        75,536                                             20.68
Collateral Grouped by Current Net Coupon
Collateral Grouped by Current Net Coupon                                                                                    Avg Bal                                           Min WAM
   5.500 -    5.749                                                                                                          85,990                                               359
   6.250 -    6.499                                                                                                          52,067                                               356
   6.750 -    6.999                                                                                                          47,800                                               176
   7.000 -    7.249                                                                                                          16,200                                               358
   7.500 -    7.749                                                                                                          23,836                                               356
   7.750 -    7.999                                                                                                          49,482                                               174
   8.000 -    8.249                                                                                                          89,980                                               174
   8.250 -    8.499                                                                                                         123,015                                               174
   8.500 -    8.749                                                                                                         135,586                                               176
   8.750 -    8.999                                                                                                          70,274                                               176
   9.000 -    9.249                                                                                                          97,858                                               174
   9.250 -    9.499                                                                                                          97,244                                               234
   9.500 -    9.749                                                                                                          70,928                                               175
   9.750 -    9.999                                                                                                          94,342                                               174
  10.000 -   10.249                                                                                                         110,355                                               175
  10.250 -   10.499                                                                                                          89,507                                               177
  10.500 -   10.749                                                                                                          77,291                                               176
  10.750 -   10.999                                                                                                          60,159                                               177
  11.000 -   11.249                                                                                                          62,256                                               114
  11.250 -   11.499                                                                                                          90,495                                               174
  11.500 -   11.749                                                                                                          59,445                                               175
  11.750 -   11.999                                                                                                          69,468                                               175
  12.000 -   12.249                                                                                                          55,590                                               173
  12.250 -   12.499                                                                                                          61,755                                               173
  12.500 -   12.749                                                                                                          59,036                                               355
  12.750 -   12.999                                                                                                          60,166                                               355
  13.000 -   13.249                                                                                                          64,280                                               358
  13.250 -   13.499                                                                                                          35,000                                               359
  13.750 -   13.999                                                                                                          73,500                                               356
TOTAL                                                                                                                        75,536                                               114
Collateral Grouped by Remaining Term
Collateral Grouped by Remaining Term                                                                                        Avg Bal                                           Min WAM
                                                                -179                                                         78,310                                               114
 180 -  360                                                                                                                  75,129                                               234
TOTAL                                                                                                                        75,536                                               114
Collateral Grouped by Loan-to-Value
Collateral Grouped by Loan-to-Value                                                                                         Avg Bal                                           Min WAM
   0.00 -   30.00                                                                                                            73,853                                               114
  30.01 -   40.00                                                                                                           268,250                                               235
TOTAL                                                                                                                        75,536                                               114
Collateral Grouped by Combined Loan-to-Value
Collateral Grouped by Combined Loan-to-Value                                                                                Avg Bal                                           Min WAM
  60.01 -   70.00                                                                                                            35,000                                               359
  70.01 -   79.99                                                                                                            23,475                                               236
  80.00 -   80.00                                                                                                           137,667                                               176
  80.01 -   90.00                                                                                                            63,339                                               174
  90.01 -   95.00                                                                                                            82,630                                               173
  95.01 -  100.00                                                                                                            76,029                                               114
TOTAL                                                                                                                        75,536                                               114
Collateral Grouped by Documentation Type
Collateral Grouped by Documentation Type                                                                                    Avg Bal                                            WA LTV
Full/Alternative                                                                                                             52,134                                             20.84
      10.01 - 20.00                                                                                                          24,200                                                10
      20.01 - 25.00                                                                                                         116,600                                             27.15
      25.01 - 30.00                                                                                                          37,536                                             19.14
      30.01 - 35.00                                                                                                          50,379                                             19.65
      35.01 - 40.00                                                                                                          37,046                                             17.69
      40.01 - 45.00                                                                                                          48,277                                              20.6
      45.01 - 50.00                                                                                                          61,648                                             21.88
      50.01 - 55.00                                                                                                          51,370                                             19.98
No Documentation                                                                                                             70,635                                             18.49
       0.00 - 10.00                                                                                                          70,635                                             18.49
No Income/No Asset                                                                                                           32,501                                             18.46
       0.00 - 10.00                                                                                                          32,501                                             18.46
No Ratio                                                                                                                     65,544                                             19.36
       0.00 - 10.00                                                                                                          65,544                                             19.36
No Ratio/Ver Employ                                                                                                          83,200                                                20
       0.00 - 10.00                                                                                                          83,200                                                20
Stated Income                                                                                                                88,177                                             20.89
       0.00 - 10.00                                                                                                          52,160                                             16.85
      10.01 - 20.00                                                                                                          69,383                                             19.16
      20.01 - 25.00                                                                                                          87,892                                             17.34
      25.01 - 30.00                                                                                                          72,698                                             18.02
      30.01 - 35.00                                                                                                          76,448                                             19.25
      35.01 - 40.00                                                                                                          89,595                                             21.33
      40.01 - 45.00                                                                                                          95,827                                             22.03
      45.01 - 50.00                                                                                                          91,799                                              21.1
      50.01 - 55.00                                                                                                         157,500                                              27.9
Stated/Stated                                                                                                                54,871                                             20.09
      10.01 - 20.00                                                                                                          35,150                                              9.97
      25.01 - 30.00                                                                                                          45,450                                             15.32
      30.01 - 35.00                                                                                                          40,349                                             18.66
      35.01 - 40.00                                                                                                          51,575                                             18.82
      40.01 - 45.00                                                                                                          53,319                                              18.1
      45.01 - 50.00                                                                                                          69,938                                              24.8
TOTAL                                                                                                                        75,536                                             20.68
Collateral Grouped by Loan Purpose
Collateral Grouped by Loan Purpose                                                                                          Avg Bal                                            WA LTV
Cash Out Refinance                                                                                                           76,358                                                21
Purchase                                                                                                                     74,891                                                21
Rate/Term Refinance                                                                                                         113,060                                                20
TOTAL                                                                                                                        75,536                                                21
Collateral Grouped by Property Type
Collateral Grouped by Property Type                                                                                         Avg Bal                                            WA LTV
2-4 Family                                                                                                                   92,815                                             17.84
Condominium                                                                                                                  53,184                                             19.73
Hi-Rise Condo                                                                                                               123,948                                             22.81
PUD                                                                                                                          73,775                                             20.23
Single Family                                                                                                                76,739                                             21.32
TOTAL                                                                                                                        75,536                                             20.68
Collateral Grouped by Occupancy Type
Collateral Grouped by Occupancy Type                                                                                        Avg Bal                                            WA LTV
Investor                                                                                                                     54,632                                             17.55
Owner Occupied                                                                                                               81,522                                              21.2
Second Home                                                                                                                  57,765                                              19.7
TOTAL                                                                                                                        75,536                                             20.68
Collateral Grouped by Mortgage Ins. Company
Collateral Grouped by Mortgage Ins. Company                                                                                 Avg Bal                                            WA LTV
No MI                                                                                                                        75,536                                             20.68
TOTAL                                                                                                                        75,536                                             20.68
Collateral Grouped by State
Collateral Grouped by State                                                                                                 Avg Bal                                            WA LTV
AL                                                                                                                           33,950                                                20
AZ                                                                                                                           58,849                                             18.61
CA                                                                                                                          126,779                                             22.04
CO                                                                                                                           46,040                                                20
CT                                                                                                                          115,000                                                20
DC                                                                                                                           34,000                                                20
FL                                                                                                                           57,188                                             19.82
GA                                                                                                                           46,617                                             19.79
ID                                                                                                                           43,350                                             20.01
IL                                                                                                                          113,081                                             24.57
IN                                                                                                                           27,975                                             19.99
KY                                                                                                                           41,815                                                20
MA                                                                                                                           58,886                                                20
MD                                                                                                                           58,245                                             18.21
MI                                                                                                                           67,000                                             20.62
MN                                                                                                                           59,094                                             20.73
NC                                                                                                                           37,823                                             19.83
ND                                                                                                                           22,000                                                20
NJ                                                                                                                           67,408                                             16.57
NM                                                                                                                           45,950                                             19.99
NV                                                                                                                           76,850                                             19.64
NY                                                                                                                          102,501                                             19.69
OR                                                                                                                           33,300                                                15
PA                                                                                                                           36,317                                             16.11
SC                                                                                                                           30,022                                             18.56
TN                                                                                                                           30,898                                             19.69
TX                                                                                                                           29,900                                             16.32
VA                                                                                                                           81,740                                             18.85
WI                                                                                                                           39,350                                                20
TOTAL                                                                                                                        75,536                                             20.68
Collateral Grouped by FICO Score
Collateral Grouped by FICO Score                                                                                            Avg Bal                                            WA LTV
 550 -  599                                                                                                                  33,500                                             19.99
 600 -  624                                                                                                                  52,424                                             22.67
 625 -  649                                                                                                                  76,553                                             21.02
 650 -  674                                                                                                                  81,276                                             20.88
 675 -  699                                                                                                                  75,696                                             20.72
 700 -  724                                                                                                                  81,463                                             20.22
 725 -  749                                                                                                                  77,493                                             19.85
 750 -  774                                                                                                                  81,340                                             21.26
 775 -  799                                                                                                                  63,764                                             17.96
 800 +                                                                                                                       58,975                                             15.08
TOTAL                                                                                                                        75,536                                             20.68
Collateral Grouped by Prepayment Penalty
Collateral Grouped by Prepayment Penalty                                                                                    Avg Bal                                            WA LTV
No                                                                                                                           72,896                                             20.13
      NO                                                                                                                     72,896                                             20.13
Yes                                                                                                                          78,086                                             21.17
      1YP                                                                                                                   115,113                                              21.8
      2YP                                                                                                                    70,159                                             20.88
      3YP                                                                                                                    53,925                                             20.14
      5YP                                                                                                                   121,717                                             23.27
      6MP                                                                                                                   108,238                                              22.2
      7MP                                                                                                                    70,833                                                20
TOTAL                                                                                                                        75,536                                             20.68
Collateral Grouped by Lien Status
Collateral Grouped by Lien Status                                                                                           Avg Bal                                            WA LTV
Second Lien                                                                                                                  75,536                                             20.68
TOTAL                                                                                                                        75,536                                             20.68
Collateral Grouped by Loan-to-Value & Mtg Ins.
Collateral Grouped by Loan-to-Value & Mtg Ins.                                                                              Avg Bal                                            WA LTV
LTV LE 80                                                                                                                    75,536                                             20.68
TOTAL                                                                                                                        75,536                                             20.68
Collateral Grouped by Balloon Flag
Collateral Grouped by Balloon Flag                                                                                          Avg Bal                                            WA LTV
No                                                                                                                           60,942                                             19.31
Yes                                                                                                                         134,228                                             23.17
TOTAL                                                                                                                        75,536                                             20.68
Collateral Grouped by IO
Collateral Grouped by IO                                                                                            Min CURRENT GROSS COUPON                          Max CURRENT GROSS COUPON
Y                                                                                                                             6.125                                              14.5
                                                                 120                                                          6.125                                            13.875
                                                                  60                                                            7.5                                              14.5
TOTAL                                                                                                                         6.125                                              14.5
Collateral Grouped by Servicer
Collateral Grouped by Servicer                                                                                              Avg Bal                                             WA LTV
EMC MORTGAGE                                                                                                                 75,536                                             20.68
TOTAL                                                                                                                        75,536                                             20.68

Collateral Grouped by Loan Type
Collateral Grouped by Loan Type                                                                                           MAX GWAC                                                   AVG BAL
10YR IO                                                                                                                      11.75                                                   18,550
15YR BALLOON IO                                                                                                               13.5                                                  134,228
15YR IO                                                                                                                         13                                                   79,341
20YR IO                                                                                                                     12.875                                                   82,932
30YR IO                                                                                                                       14.5                                                   54,337
TOTAL                                                                                                                         14.5                                                   75,536
Collateral Grouped by Original Term
Collateral Grouped by Original Term                                                                                        Max WAM                                                    WA LTV
                                                                -180                                                           356                                                    22.25
 181 -  360                                                                                                                    359                                                     19.2
TOTAL                                                                                                                          359                                                    20.68
Collateral Grouped by Original Balance
Collateral Grouped by Original Balance                                                                                 WA COMBINED LTV                                               WA FICO
  10,001 -   20,000                                                                                                          95.12                                                      672
  20,001 -   30,000                                                                                                          96.68                                                      674
  30,001 -   40,000                                                                                                          97.38                                                      687
  40,001 -   50,000                                                                                                          97.81                                                      691
  50,001 -   60,000                                                                                                          97.29                                                      678
  60,001 -   70,000                                                                                                          97.12                                                      691
  70,001 -   80,000                                                                                                          98.72                                                      685
  80,001 -   90,000                                                                                                          98.69                                                      682
  90,001 -  100,000                                                                                                          97.02                                                      699
 100,001 -  110,000                                                                                                          97.76                                                      689
 110,001 -  120,000                                                                                                          98.53                                                      692
 120,001 -  130,000                                                                                                          98.94                                                      676
 130,001 -  140,000                                                                                                          98.87                                                      692
 140,001 -  150,000                                                                                                          98.73                                                      675
 150,001 -  200,000                                                                                                          96.72                                                      695
 200,001 -  250,000                                                                                                           96.1                                                      685
 250,001 -  300,000                                                                                                          97.08                                                      694
 300,001 -  350,000                                                                                                           97.6                                                      672
 350,001 -  400,000                                                                                                            100                                                      723
TOTAL                                                                                                                         97.6                                                      687
Collateral Grouped by Current Balance
Collateral Grouped by Current Balance                                                                                   WA COMBINED LTV                                               WA FICO
  10,001 -   20,000                                                                                                          95.12                                                      672
  20,001 -   30,000                                                                                                          96.68                                                      674
  30,001 -   40,000                                                                                                          97.38                                                      687
  40,001 -   50,000                                                                                                          97.81                                                      691
  50,001 -   60,000                                                                                                          97.29                                                      678
  60,001 -   70,000                                                                                                          97.12                                                      691
  70,001 -   80,000                                                                                                          98.72                                                      685
  80,001 -   90,000                                                                                                          98.69                                                      682
  90,001 -  100,000                                                                                                          97.02                                                      699
 100,001 -  110,000                                                                                                          97.76                                                      689
 110,001 -  120,000                                                                                                          98.53                                                      692
 120,001 -  130,000                                                                                                          98.94                                                      676
 130,001 -  140,000                                                                                                          98.87                                                      692
 140,001 -  150,000                                                                                                          98.73                                                      675
 150,001 -  200,000                                                                                                          96.72                                                      695
 200,001 -  250,000                                                                                                           96.1                                                      685
 250,001 -  300,000                                                                                                          97.08                                                      694
 300,001 -  350,000                                                                                                           97.6                                                      672
 350,001 -  400,000                                                                                                            100                                                      723
TOTAL                                                                                                                         97.6                                                      687
Collateral Grouped by Current Gross Coupon
Collateral Grouped by Current Gross Coupon                                                                             WA COMBINED LTV                                               WA FICO
10_Yr                                                                                                                        99.97                                                      633
        11.750 -   11.999                                                                                                    99.97                                                      633
15_Yr                                                                                                                        96.95                                                      684
         7.500 -    7.749                                                                                                    86.78                                                      755
         8.250 -    8.499                                                                                                    99.98                                                      713
         8.500 -    8.749                                                                                                       97                                                      695
         8.750 -    8.999                                                                                                    96.24                                                      715
         9.000 -    9.249                                                                                                    97.14                                                      673
         9.250 -    9.499                                                                                                    91.46                                                      720
         9.500 -    9.749                                                                                                    91.89                                                      711
         9.750 -    9.999                                                                                                    97.09                                                      715
        10.000 -   10.249                                                                                                     95.6                                                      705
        10.250 -   10.499                                                                                                    96.86                                                      690
        10.500 -   10.749                                                                                                     96.3                                                      677
        10.750 -   10.999                                                                                                    97.52                                                      683
        11.000 -   11.249                                                                                                     96.8                                                      689
        11.250 -   11.499                                                                                                    98.57                                                      662
        11.500 -   11.749                                                                                                    95.47                                                      685
        11.750 -   11.999                                                                                                    99.05                                                      644
        12.000 -   12.249                                                                                                     99.6                                                      672
        12.250 -   12.499                                                                                                     98.6                                                      653
        12.500 -   12.749                                                                                                    99.59                                                      695
        12.750 -   12.999                                                                                                    98.71                                                      649
        13.000 -   13.249                                                                                                    97.38                                                      630
        13.250 -   13.499                                                                                                       95                                                      701
        13.500 -   13.749                                                                                                     98.1                                                      629
20_Yr                                                                                                                        98.88                                                      684
         8.500 -    8.749                                                                                                       90                                                      764
         9.500 -    9.749                                                                                                     99.3                                                      742
         9.750 -    9.999                                                                                                      100                                                      700
        10.000 -   10.249                                                                                                    98.52                                                      701
        10.250 -   10.499                                                                                                    92.47                                                      700
        10.500 -   10.749                                                                                                      100                                                      662
        10.750 -   10.999                                                                                                      100                                                      674
        11.000 -   11.249                                                                                                       95                                                      776
        11.250 -   11.499                                                                                                      100                                                      629
        11.500 -   11.749                                                                                                    98.39                                                      649
        11.750 -   11.999                                                                                                    97.77                                                      653
        12.250 -   12.499                                                                                                      100                                                      624
        12.500 -   12.749                                                                                                    99.54                                                      641
        12.750 -   12.999                                                                                                      100                                                      652
30_Yr                                                                                                                        98.09                                                      691
         6.000 -    6.249                                                                                                      100                                                      766
         7.000 -    7.249                                                                                                    96.96                                                      732
         7.250 -    7.499                                                                                                    97.55                                                      710
         7.500 -    7.749                                                                                                    87.14                                                      721
         8.000 -    8.249                                                                                                    92.91                                                      656
         8.250 -    8.499                                                                                                    99.62                                                      660
         8.500 -    8.749                                                                                                    98.11                                                      658
         9.000 -    9.249                                                                                                    93.62                                                      736
         9.250 -    9.499                                                                                                    98.95                                                      703
         9.500 -    9.749                                                                                                    98.52                                                      706
         9.750 -    9.999                                                                                                    96.48                                                      704
        10.000 -   10.249                                                                                                    99.02                                                      740
        10.250 -   10.499                                                                                                    96.05                                                      736
        10.500 -   10.749                                                                                                    97.84                                                      684
        10.750 -   10.999                                                                                                    97.31                                                      700
        11.000 -   11.249                                                                                                    99.43                                                      713
        11.250 -   11.499                                                                                                    98.04                                                      694
        11.500 -   11.749                                                                                                    98.73                                                      670
        11.750 -   11.999                                                                                                    99.19                                                      694
        12.000 -   12.249                                                                                                    97.67                                                      697
        12.250 -   12.499                                                                                                    98.71                                                      669
        12.500 -   12.749                                                                                                    97.88                                                      678
        12.750 -   12.999                                                                                                    98.83                                                      673
        13.000 -   13.249                                                                                                    98.01                                                      651
        13.250 -   13.499                                                                                                    98.43                                                      664
        13.500 -   13.749                                                                                                     99.1                                                      689
        13.750 -   13.999                                                                                                    91.43                                                      686
        14.500 -   14.749                                                                                                    89.99                                                      698
TOTAL                                                                                                                         97.6                                                      687
Collateral Grouped by Current Net Coupon
Collateral Grouped by Current Net Coupon                                                                                     Max WAM                                                  WA LTV
   5.500 -    5.749                                                                                                            359                                                       20
   6.250 -    6.499                                                                                                            358                                                    16.96
   6.750 -    6.999                                                                                                            359                                                    14.65
   7.000 -    7.249                                                                                                            358                                                     7.14
   7.500 -    7.749                                                                                                            358                                                     18.1
   7.750 -    7.999                                                                                                            358                                                    19.42
   8.000 -    8.249                                                                                                            356                                                    15.87
   8.250 -    8.499                                                                                                            359                                                    25.26
   8.500 -    8.749                                                                                                            359                                                    19.03
   8.750 -    8.999                                                                                                            359                                                    18.95
   9.000 -    9.249                                                                                                            358                                                    20.95
   9.250 -    9.499                                                                                                            359                                                    20.92
   9.500 -    9.749                                                                                                            359                                                    19.33
   9.750 -    9.999                                                                                                            359                                                    21.68
  10.000 -   10.249                                                                                                            359                                                    21.45
  10.250 -   10.499                                                                                                            359                                                     21.2
  10.500 -   10.749                                                                                                            359                                                     22.2
  10.750 -   10.999                                                                                                            359                                                    19.59
  11.000 -   11.249                                                                                                            359                                                    19.74
  11.250 -   11.499                                                                                                            359                                                    22.28
  11.500 -   11.749                                                                                                            359                                                    22.17
  11.750 -   11.999                                                                                                            359                                                    21.19
  12.000 -   12.249                                                                                                            359                                                    19.39
  12.250 -   12.499                                                                                                            359                                                     19.2
  12.500 -   12.749                                                                                                            359                                                    17.48
  12.750 -   12.999                                                                                                            359                                                    22.49
  13.000 -   13.249                                                                                                            359                                                    19.55
  13.250 -   13.499                                                                                                            359                                                     6.67
  13.750 -   13.999                                                                                                            356                                                       10
TOTAL                                                                                                                          359                                                    20.68
Collateral Grouped by Remaining Term
Collateral Grouped by Remaining Term                                                                                        Max WAM                                                   WA LTV
                                                                -179                                                           178                                                    19.76
 180 -  360                                                                                                                    359                                                    20.82
TOTAL                                                                                                                          359                                                    20.68
Collateral Grouped by Loan-to-Value
Collateral Grouped by Loan-to-Value                                                                                         Max WAM                                                   WA LTV
   0.00 -   30.00                                                                                                              359                                                    20.27
  30.01 -   40.00                                                                                                              356                                                    33.44
TOTAL                                                                                                                          359                                                    20.68
Collateral Grouped by Combined Loan-to-Value
Collateral Grouped by Combined Loan-to-Value                                                                                Max WAM                                                   WA LTV
  60.01 -   70.00                                                                                                              359                                                     6.67
  70.01 -   79.99                                                                                                              355                                                    10.46
  80.00 -   80.00                                                                                                              356                                                    13.36
  80.01 -   90.00                                                                                                              359                                                    14.35
  90.01 -   95.00                                                                                                              359                                                    20.08
  95.01 -  100.00                                                                                                              359                                                    21.95
TOTAL                                                                                                                          359                                                    20.68
Collateral Grouped by Documentation Type
Collateral Grouped by Documentation Type                                                                               WA COMBINED LTV                                               WA FICO
Full/Alternative                                                                                                             98.37                                                      669
      10.01 - 20.00                                                                                                             90                                                      641
      20.01 - 25.00                                                                                                          94.56                                                      755
      25.01 - 30.00                                                                                                          99.14                                                      670
      30.01 - 35.00                                                                                                          99.65                                                      664
      35.01 - 40.00                                                                                                          97.69                                                      688
      40.01 - 45.00                                                                                                          97.13                                                      671
      45.01 - 50.00                                                                                                           98.9                                                      655
      50.01 - 55.00                                                                                                          99.97                                                      665
No Documentation                                                                                                             96.99                                                      720
       0.00 - 10.00                                                                                                          96.99                                                      720
No Income/No Asset                                                                                                           98.45                                                      705
       0.00 - 10.00                                                                                                          98.45                                                      705
No Ratio                                                                                                                     98.75                                                      696
       0.00 - 10.00                                                                                                          98.75                                                      696
No Ratio/Ver Employ                                                                                                            100                                                      686
       0.00 - 10.00                                                                                                            100                                                      686
Stated Income                                                                                                                97.36                                                      689
       0.00 - 10.00                                                                                                          96.85                                                      696
      10.01 - 20.00                                                                                                          97.65                                                      673
      20.01 - 25.00                                                                                                           93.7                                                      708
      25.01 - 30.00                                                                                                          93.62                                                      725
      30.01 - 35.00                                                                                                          95.59                                                      714
      35.01 - 40.00                                                                                                          97.73                                                      693
      40.01 - 45.00                                                                                                          98.01                                                      691
      45.01 - 50.00                                                                                                          98.22                                                      670
      50.01 - 55.00                                                                                                           97.9                                                      646
Stated/Stated                                                                                                                98.11                                                      692
      10.01 - 20.00                                                                                                          89.96                                                      783
      25.01 - 30.00                                                                                                          95.32                                                      686
      30.01 - 35.00                                                                                                          98.66                                                      714
      35.01 - 40.00                                                                                                          97.83                                                      695
      40.01 - 45.00                                                                                                          97.33                                                      691
      45.01 - 50.00                                                                                                          99.99                                                      680
TOTAL                                                                                                                         97.6                                                      687
Collateral Grouped by Loan Purpose
Collateral Grouped by Loan Purpose                                                                                      WA COMBINED LTV                                               WA FICO
Cash Out Refinance                                                                                                              96                                                      680
Purchase                                                                                                                        98                                                      688
Rate/Term Refinance                                                                                                             93                                                      692
TOTAL                                                                                                                           98                                                      687
Collateral Grouped by Property Type
Collateral Grouped by Property Type                                                                                     WA COMBINED LTV                                               WA FICO
2-4 Family                                                                                                                   93.23                                                      701
Condominium                                                                                                                  97.78                                                      681
Hi-Rise Condo                                                                                                                98.82                                                      717
PUD                                                                                                                          97.57                                                      686
Single Family                                                                                                                98.17                                                      686
TOTAL                                                                                                                         97.6                                                      687
Collateral Grouped by Occupancy Type
Collateral Grouped by Occupancy Type                                                                                    WA COMBINED LTV                                               WA FICO
Investor                                                                                                                     92.77                                                      711
Owner Occupied                                                                                                               98.29                                                      683
Second Home                                                                                                                  98.23                                                      699
TOTAL                                                                                                                         97.6                                                      687
Collateral Grouped by Mortgage Ins. Company
Collateral Grouped by Mortgage Ins. Company                                                                             WA COMBINED LTV                                               WA FICO
No MI                                                                                                                         97.6                                                      687
TOTAL                                                                                                                         97.6                                                      687
Collateral Grouped by State
Collateral Grouped by State                                                                                             WA COMBINED LTV                                               WA FICO
AL                                                                                                                           99.99                                                      641
AZ                                                                                                                           97.38                                                      721
CA                                                                                                                           96.97                                                      691
CO                                                                                                                             100                                                      663
CT                                                                                                                             100                                                      671
DC                                                                                                                             100                                                      741
FL                                                                                                                           97.78                                                      687
GA                                                                                                                           98.62                                                      673
ID                                                                                                                             100                                                      731
IL                                                                                                                            96.9                                                      709
IN                                                                                                                           99.98                                                      726
KY                                                                                                                             100                                                      642
MA                                                                                                                             100                                                      641
MD                                                                                                                           97.63                                                      678
MI                                                                                                                             100                                                      657
MN                                                                                                                           98.88                                                      710
NC                                                                                                                           99.83                                                      694
ND                                                                                                                             100                                                      699
NJ                                                                                                                           93.15                                                      662
NM                                                                                                                           99.99                                                      614
NV                                                                                                                            97.5                                                      678
NY                                                                                                                           99.56                                                      674
OR                                                                                                                              95                                                      748
PA                                                                                                                           96.11                                                      737
SC                                                                                                                           98.34                                                      662
TN                                                                                                                           99.25                                                      654
TX                                                                                                                           92.62                                                      698
VA                                                                                                                           98.64                                                      663
WI                                                                                                                           99.99                                                      713
TOTAL                                                                                                                         97.6                                                      687
Collateral Grouped by FICO Score
Collateral Grouped by FICO Score                                                                                        WA COMBINED LTV                                               WA FICO
 550 -  599                                                                                                                  99.98                                                      586
 600 -  624                                                                                                                  99.29                                                      618
 625 -  649                                                                                                                  97.67                                                      638
 650 -  674                                                                                                                  97.94                                                      663
 675 -  699                                                                                                                   97.6                                                      686
 700 -  724                                                                                                                  97.04                                                      711
 725 -  749                                                                                                                  97.05                                                      734
 750 -  774                                                                                                                  97.53                                                      762
 775 -  799                                                                                                                  97.21                                                      787
 800 +                                                                                                                       95.07                                                      805
TOTAL                                                                                                                         97.6                                                      687
Collateral Grouped by Prepayment Penalty
Collateral Grouped by Prepayment Penalty                                                                                WA COMBINED LTV                                               WA FICO
No                                                                                                                           96.86                                                      693
      NO                                                                                                                     96.86                                                      693
Yes                                                                                                                          98.28                                                      682
      1YP                                                                                                                    97.42                                                      689
      2YP                                                                                                                    98.84                                                      671
      3YP                                                                                                                    98.41                                                      692
      5YP                                                                                                                    99.72                                                      654
      6MP                                                                                                                    98.57                                                      682
      7MP                                                                                                                      100                                                      734
TOTAL                                                                                                                         97.6                                                      687
Collateral Grouped by Lien Status
Collateral Grouped by Lien Status                                                                                       WA COMBINED LTV                                               WA FICO
Second Lien                                                                                                                   97.6                                                      687
TOTAL                                                                                                                         97.6                                                      687
Collateral Grouped by Loan-to-Value & Mtg Ins.
Collateral Grouped by Loan-to-Value & Mtg Ins.                                                                          WA COMBINED LTV                                               MAX LTV
LTV LE 80                                                                                                                     97.6                                                    37.04
TOTAL                                                                                                                         97.6                                                    37.04
Collateral Grouped by Balloon Flag
Collateral Grouped by Balloon Flag                                                                                      WA COMBINED LTV                                               WA FICO
No                                                                                                                           98.25                                                      688
Yes                                                                                                                          96.42                                                      686
TOTAL                                                                                                                         97.6                                                      687
Collateral Grouped by IO
Collateral Grouped by IO                                                                                               Avg CURRENT BALANCE                                     Wtd Avg LOAN TO VALUE
Y                                                                                                                           75,536                                                    20.68
                                                                 120                                                        60,544                                                    18.14
                                                                  60                                                        81,096                                                    21.38
TOTAL                                                                                                                       75,536                                                    20.68
Collateral Grouped by Servicer
Collateral Grouped by Servicer                                                                                          WA COMBINED LTV                                               WA FICO
EMC MORTGAGE                                                                                                                  97.6                                                      687
TOTAL                                                                                                                         97.6                                                      687

Collateral Grouped by Loan Type
Collateral Grouped by Loan Type                                                                        WA LTV                                     WA CLTV                                        WA FICO
10YR IO                                                                                                 9.98                                       99.97                                            633
15YR BALLOON IO                                                                                        23.17                                       96.42                                            686
15YR IO                                                                                                 19.8                                       98.36                                            681
20YR IO                                                                                                21.05                                       98.88                                            684
30YR IO                                                                                                18.83                                       98.09                                            691
TOTAL                                                                                                  20.68                                        97.6                                            687
Collateral Grouped by Original Term
Collateral Grouped by Original Term                                                              WA COMBINED LTV                                  WA FICO                                        WA DTI
                                                                -180                                   96.95                                         684                                          41.56
 181 -  360                                                                                            98.22                                         690                                          38.88
TOTAL                                                                                                   97.6                                         687                                          40.25
Collateral Grouped by Original Balance
Collateral Grouped by Original Balance                                                                WA DTI
  10,001 -   20,000                                                                                    33.04
  20,001 -   30,000                                                                                     40.6
  30,001 -   40,000                                                                                    39.63
  40,001 -   50,000                                                                                    40.43
  50,001 -   60,000                                                                                    39.99
  60,001 -   70,000                                                                                    39.27
  70,001 -   80,000                                                                                    39.91
  80,001 -   90,000                                                                                     36.3
  90,001 -  100,000                                                                                       37
 100,001 -  110,000                                                                                     39.1
 110,001 -  120,000                                                                                    38.22
 120,001 -  130,000                                                                                    42.12
 130,001 -  140,000                                                                                    40.17
 140,001 -  150,000                                                                                    47.78
 150,001 -  200,000                                                                                    40.68
 200,001 -  250,000                                                                                    42.77
 250,001 -  300,000                                                                                    39.91
 300,001 -  350,000                                                                                    42.01
 350,001 -  400,000                                                                                    48.32
TOTAL                                                                                                  40.25
Collateral Grouped by Current Balance
Collateral Grouped by Current Balance                                                                 WA DTI
  10,001 -   20,000                                                                                    33.04
  20,001 -   30,000                                                                                     40.6
  30,001 -   40,000                                                                                    39.63
  40,001 -   50,000                                                                                    40.43
  50,001 -   60,000                                                                                    39.99
  60,001 -   70,000                                                                                    39.27
  70,001 -   80,000                                                                                    39.91
  80,001 -   90,000                                                                                     36.3
  90,001 -  100,000                                                                                       37
 100,001 -  110,000                                                                                     39.1
 110,001 -  120,000                                                                                    38.22
 120,001 -  130,000                                                                                    42.12
 130,001 -  140,000                                                                                    40.17
 140,001 -  150,000                                                                                    47.78
 150,001 -  200,000                                                                                    40.68
 200,001 -  250,000                                                                                    42.77
 250,001 -  300,000                                                                                    39.91
 300,001 -  350,000                                                                                    42.01
 350,001 -  400,000                                                                                    48.32
TOTAL                                                                                                  40.25
Collateral Grouped by Current Gross Coupon
Collateral Grouped by Current Gross Coupon                                                            WA DTI
10_Yr                                                                                                  44.13
        11.750 -   11.999                                                                              44.13
15_Yr                                                                                                  41.56
         7.500 -    7.749                                                                              28.46
         8.250 -    8.499                                                                                  0
         8.500 -    8.749                                                                              40.77
         8.750 -    8.999                                                                              45.85
         9.000 -    9.249                                                                              40.58
         9.250 -    9.499                                                                              34.78
         9.500 -    9.749                                                                              43.63
         9.750 -    9.999                                                                              41.58
        10.000 -   10.249                                                                              39.69
        10.250 -   10.499                                                                               44.3
        10.500 -   10.749                                                                              42.19
        10.750 -   10.999                                                                              41.35
        11.000 -   11.249                                                                              38.46
        11.250 -   11.499                                                                              44.94
        11.500 -   11.749                                                                              43.06
        11.750 -   11.999                                                                              45.67
        12.000 -   12.249                                                                              42.16
        12.250 -   12.499                                                                              44.19
        12.500 -   12.749                                                                              45.11
        12.750 -   12.999                                                                              35.97
        13.000 -   13.249                                                                              45.04
        13.250 -   13.499                                                                              27.94
        13.500 -   13.749                                                                              40.68
20_Yr                                                                                                  41.76
         8.500 -    8.749                                                                              31.51
         9.500 -    9.749                                                                              37.74
         9.750 -    9.999                                                                              39.76
        10.000 -   10.249                                                                              41.56
        10.250 -   10.499                                                                              38.81
        10.500 -   10.749                                                                              39.84
        10.750 -   10.999                                                                               41.2
        11.000 -   11.249                                                                              44.42
        11.250 -   11.499                                                                              40.11
        11.500 -   11.749                                                                              46.74
        11.750 -   11.999                                                                              45.28
        12.250 -   12.499                                                                              37.25
        12.500 -   12.749                                                                              49.82
        12.750 -   12.999                                                                              49.88
30_Yr                                                                                                  38.25
         6.000 -    6.249                                                                              24.91
         7.000 -    7.249                                                                              45.97
         7.250 -    7.499                                                                              42.49
         7.500 -    7.749                                                                              33.69
         8.000 -    8.249                                                                               39.3
         8.250 -    8.499                                                                              37.74
         8.500 -    8.749                                                                              44.12
         9.000 -    9.249                                                                              40.39
         9.250 -    9.499                                                                              40.26
         9.500 -    9.749                                                                              34.09
         9.750 -    9.999                                                                              37.72
        10.000 -   10.249                                                                              41.96
        10.250 -   10.499                                                                              35.04
        10.500 -   10.749                                                                              33.06
        10.750 -   10.999                                                                               35.1
        11.000 -   11.249                                                                              36.69
        11.250 -   11.499                                                                              42.26
        11.500 -   11.749                                                                              39.07
        11.750 -   11.999                                                                              45.77
        12.000 -   12.249                                                                              39.27
        12.250 -   12.499                                                                              42.28
        12.500 -   12.749                                                                              39.71
        12.750 -   12.999                                                                              32.26
        13.000 -   13.249                                                                              41.97
        13.250 -   13.499                                                                              42.27
        13.500 -   13.749                                                                              35.55
        13.750 -   13.999                                                                              43.86
        14.500 -   14.749                                                                                  0
TOTAL                                                                                                  40.25
Collateral Grouped by Current Net Coupon
Collateral Grouped by Current Net Coupon                                                         WA COMBINED LTV                                   WA FICO                                        WA DTI
   5.500 -    5.749                                                                                      100                                         766                                          24.91
   6.250 -    6.499                                                                                    96.96                                         732                                          45.97
   6.750 -    6.999                                                                                    89.54                                         743                                          32.05
   7.000 -    7.249                                                                                    87.14                                         721                                          33.69
   7.500 -    7.749                                                                                    97.13                                         661                                          40.89
   7.750 -    7.999                                                                                    99.42                                         663                                          39.74
   8.000 -    8.249                                                                                    93.83                                         693                                          40.09
   8.250 -    8.499                                                                                    98.55                                         714                                          44.57
   8.500 -    8.749                                                                                    90.97                                         695                                          35.16
   8.750 -    8.999                                                                                    97.39                                         713                                          38.39
   9.000 -    9.249                                                                                    97.52                                         729                                          36.81
   9.250 -    9.499                                                                                    96.77                                         705                                           39.5
   9.500 -    9.749                                                                                    96.72                                         714                                          42.25
   9.750 -    9.999                                                                                    97.53                                         689                                          40.42
  10.000 -   10.249                                                                                    97.97                                         681                                           39.9
  10.250 -   10.499                                                                                    96.28                                         690                                           39.2
  10.500 -   10.749                                                                                    98.58                                         694                                          38.66
  10.750 -   10.999                                                                                    99.05                                         676                                          45.09
  11.000 -   11.249                                                                                    98.74                                         677                                          43.35
  11.250 -   11.499                                                                                    98.59                                         658                                          44.13
  11.500 -   11.749                                                                                    99.05                                         683                                          41.83
  11.750 -   11.999                                                                                     98.9                                         670                                          43.21
  12.000 -   12.249                                                                                    97.89                                         668                                          37.05
  12.250 -   12.499                                                                                    99.19                                         658                                          37.42
  12.500 -   12.749                                                                                    97.47                                         653                                          43.57
  12.750 -   12.999                                                                                    98.45                                         675                                          38.54
  13.000 -   13.249                                                                                    99.55                                         659                                          24.98
  13.250 -   13.499                                                                                    66.67                                         749                                              0
  13.750 -   13.999                                                                                    89.99                                         698                                              0
TOTAL                                                                                                   97.6                                         687                                          40.25
Collateral Grouped by Remaining Term
Collateral Grouped by Remaining Term                                                             WA COMBINED LTV                                   WA FICO                                       WA DTI
                                                                -179                                   98.37                                         681                                          42.24
 180 -  360                                                                                            97.49                                         688                                          39.96
TOTAL                                                                                                   97.6                                         687                                          40.25
Collateral Grouped by Loan-to-Value
Collateral Grouped by Loan-to-Value                                                              WA COMBINED LTV                                   WA FICO                                       WA DTI
   0.00 -   30.00                                                                                      97.54                                         689                                          40.04
  30.01 -   40.00                                                                                      99.66                                         646                                          46.33
TOTAL                                                                                                   97.6                                         687                                          40.25
Collateral Grouped by Combined Loan-to-Value
Collateral Grouped by Combined Loan-to-Value                                                     WA COMBINED LTV                                   WA FICO                                       WA DTI
  60.01 -   70.00                                                                                      66.67                                         749                                              0
  70.01 -   79.99                                                                                      77.45                                         690                                          42.71
  80.00 -   80.00                                                                                         80                                         712                                          27.25
  80.01 -   90.00                                                                                      89.59                                         701                                          36.88
  90.01 -   95.00                                                                                      94.72                                         690                                          37.92
  95.01 -  100.00                                                                                       99.9                                         684                                          41.61
TOTAL                                                                                                   97.6                                         687                                          40.25
Collateral Grouped by Documentation Type
Collateral Grouped by Documentation Type                                                              WA DTI
Full/Alternative                                                                                       42.06
      10.01 - 20.00                                                                                    18.49
      20.01 - 25.00                                                                                     23.4
      25.01 - 30.00                                                                                     28.8
      30.01 - 35.00                                                                                    32.27
      35.01 - 40.00                                                                                    37.84
      40.01 - 45.00                                                                                    42.11
      45.01 - 50.00                                                                                    48.37
      50.01 - 55.00                                                                                    51.92
No Documentation                                                                                           0
       0.00 - 10.00                                                                                        0
No Income/No Asset                                                                                         0
       0.00 - 10.00                                                                                        0
No Ratio                                                                                                   0
       0.00 - 10.00                                                                                        0
No Ratio/Ver Employ                                                                                        0
       0.00 - 10.00                                                                                        0
Stated Income                                                                                          39.81
       0.00 - 10.00                                                                                     5.87
      10.01 - 20.00                                                                                    15.13
      20.01 - 25.00                                                                                    22.92
      25.01 - 30.00                                                                                    27.63
      30.01 - 35.00                                                                                    33.23
      35.01 - 40.00                                                                                    37.91
      40.01 - 45.00                                                                                    42.68
      45.01 - 50.00                                                                                    47.88
      50.01 - 55.00                                                                                    51.98
Stated/Stated                                                                                          41.23
      10.01 - 20.00                                                                                    12.63
      25.01 - 30.00                                                                                    27.97
      30.01 - 35.00                                                                                    33.19
      35.01 - 40.00                                                                                    37.39
      40.01 - 45.00                                                                                    43.28
      45.01 - 50.00                                                                                    46.68
TOTAL                                                                                                  40.25
Collateral Grouped by Loan Purpose
Collateral Grouped by Loan Purpose                                                                    WA DTI
Cash Out Refinance                                                                                      39.1
Purchase                                                                                               40.49
Rate/Term Refinance                                                                                     40.2
TOTAL                                                                                                  40.25
Collateral Grouped by Property Type
Collateral Grouped by Property Type                                                                   WA DTI
2-4 Family                                                                                             41.81
Condominium                                                                                            36.58
Hi-Rise Condo                                                                                           39.2
PUD                                                                                                     41.2
Single Family                                                                                          40.07
TOTAL                                                                                                  40.25
Collateral Grouped by Occupancy Type
Collateral Grouped by Occupancy Type                                                                  WA DTI
Investor                                                                                               35.07
Owner Occupied                                                                                         40.97
Second Home                                                                                            41.25
TOTAL                                                                                                  40.25
Collateral Grouped by Mortgage Ins. Company
Collateral Grouped by Mortgage Ins. Company                                                           WA DTI
No MI                                                                                                  40.25
TOTAL                                                                                                  40.25
Collateral Grouped by State
Collateral Grouped by State                                                                           WA DTI
AL                                                                                                      45.7
AZ                                                                                                     32.18
CA                                                                                                     42.09
CO                                                                                                      36.3
CT                                                                                                         0
DC                                                                                                     36.62
FL                                                                                                      40.1
GA                                                                                                        42
ID                                                                                                     31.29
IL                                                                                                     34.82
IN                                                                                                     44.29
KY                                                                                                     38.15
MA                                                                                                     42.82
MD                                                                                                     35.58
MI                                                                                                      42.2
MN                                                                                                     34.01
NC                                                                                                     43.19
ND                                                                                                      42.4
NJ                                                                                                     32.12
NM                                                                                                     27.81
NV                                                                                                      43.4
NY                                                                                                     42.32
OR                                                                                                     45.87
PA                                                                                                     36.95
SC                                                                                                     36.62
TN                                                                                                     38.93
TX                                                                                                     44.54
VA                                                                                                     39.35
WI                                                                                                     47.59
TOTAL                                                                                                  40.25
Collateral Grouped by FICO Score
Collateral Grouped by FICO Score                                                                      WA DTI
 550 -  599                                                                                            44.95
 600 -  624                                                                                            40.21
 625 -  649                                                                                               43
 650 -  674                                                                                             43.2
 675 -  699                                                                                            39.52
 700 -  724                                                                                            37.33
 725 -  749                                                                                            37.91
 750 -  774                                                                                            36.83
 775 -  799                                                                                            36.64
 800 +                                                                                                 43.59
TOTAL                                                                                                  40.25
Collateral Grouped by Prepayment Penalty
Collateral Grouped by Prepayment Penalty                                                              WA DTI
No                                                                                                     37.72
      NO                                                                                               37.72
Yes                                                                                                    42.46
      1YP                                                                                              42.48
      2YP                                                                                              44.09
      3YP                                                                                              40.02
      5YP                                                                                               40.7
      6MP                                                                                              41.56
      7MP                                                                                              43.72
TOTAL                                                                                                  40.25
Collateral Grouped by Lien Status
Collateral Grouped by Lien Status                                                                     WA DTI
Second Lien                                                                                            40.25
TOTAL                                                                                                  40.25
Collateral Grouped by Loan-to-Value & Mtg Ins.
Collateral Grouped by Loan-to-Value & Mtg Ins.                                                       WA FICO                                      WA DTI
LTV LE 80                                                                                                687                                       40.25
TOTAL                                                                                                    687                                       40.25
Collateral Grouped by Balloon Flag
Collateral Grouped by Balloon Flag                                                                    WA DTI
No                                                                                                     39.57
Yes                                                                                                    41.34
TOTAL                                                                                                  40.25
Collateral Grouped by IO
Collateral Grouped by IO                                                                           Wtd Avg O LTV                            Wtd Avg FICO SCORE                          Wtd Avg BACK RATIO
Y                                                                                                       97.6                                         687                                          40.25
                                                                 120                                   97.39                                         705                                          35.35
                                                                  60                                   97.66                                         682                                          41.41
TOTAL                                                                                                   97.6                                         687                                          40.25
Collateral Grouped by Servicer
Collateral Grouped by Servicer                                                                        WA DTI
EMC MORTGAGE                                                                                           40.25
TOTAL                                                                                                  40.25

Collateral Grouped by Loan Type
Collateral Grouped by Loan Type                                                   WA DTI                      REM IO TERM
10YR IO                                                                           44.13                           54
15YR BALLOON IO                                                                   41.34                           55
15YR IO                                                                           42.23                           57
20YR IO                                                                           41.76                           55
30YR IO                                                                           38.25                           88
TOTAL                                                                             40.25                           69
Collateral Grouped by Original Term
Collateral Grouped by Original Term
                                      -180
 181 -  360
TOTAL

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free
1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: "www.bearstearns.com/prospectus/bsabs" for a copy of the base prospectus applicable to this offering.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not Permitted.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the
Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase
Certificates at any time prior to our acceptance of your OFFER.

SACO 2006-2 GROUP I	Deal Name		Data
WA DTI	SACO 2006-2 GROUP I		39.32

LTV Distribution	LTV <20%		0.02
	LTV 20.01-30%		0.00
	LTV 30.01-40%		0.06
	LTV 40.01-50%		0.00
	LTV 50.01-60%		0.11
	LTV 60.01-70%		0.36
	LTV 70.01-80%		1.94
	LTV 80.01-90%		13.82
	LTV 90.01-100%		83.70
	LTV >100%
			Data	Data
Loan Balance Distribution	$ 0-25,000	# & %	1,610	7.67
	$ 25,001-50,000	# & %	3,097	28.37
	$ 50,001-75,000	# & %	1,428	22.21
	$ 75,001-100,000	# & %	551	12.04
	$ 100,001-150,000	# & %	475	14.67
	$ 150,001-200,000	# & %	189	8.41
	$ 200,001-250,000	# & %	36	2.07
	$ 250,001-300,000	# & %	43	3.11
	$ 300,001-350,000	# & %	7	0.59
	$ 350,001-400,000	# & %	4	0.38
	$ 400,001-450,000	# & %	1	0.11
	$ 450,001-500,000	# & %	3	0.38
	$ 500,001-550,000	# & %
	$ 550,001-600,000	# & %
	$ 600,001-650,000	# & %
	$ 650,001-700,000	# & %
	$ 700,001-750,000	# & %
	$ 750,001-800,000	# & %
	$ 800,001-850,000	# & %
	$ 850,001-900,000	# & %
	$ 900,001-950,000	# & %
	$ 950,001-1,000,000	# & %
	> $ 1,000,001	# & %

Geographic Distribution	AK	%	0.01
	AL	%	0.74
	AR	%	0.06
	AZ	%	7.33
	CA	%	19.13
	CO	%	2.13
	CT	%	0.71
	DC	%	0.45
	DE	%	0.19
	FL	%	11.12
	GA	%	3.90
	HI	%	0.49
	IA	%	0.05
	ID	%	0.63
	IL	%	4.45
	IN	%	0.71
	KS	%	0.18
	KY	%	0.31
	LA	%	0.14
	MA	%	2.24
	MD	%	5.26
	ME	%	0.17
	MI	%	1.95
	MN	%	3.79
	MO	%	0.68
	MS	%	0.26
	MT	%	0.06
	NC	%	1.93
	ND	%	0.02
	NE	%	0.04
	NH	%	0.31
	NJ	%	2.35
	NM	%	0.40
	NV	%	5.42
	NY	%	3.23
	OH	%	0.01
	OK	%	0.28
	OR	%	1.13
	PA	%	0.61
	RI	%	0.60
	SC	%	1.36
	SD	%	0.06
	TN	%	1.44
	TX	%	3.70
	UT	%	0.87

VA	%	6.53
VT	%	0.11
WA	%	1.79
WI	%	0.62
WY	%	0.02

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: “www.bearstearns.com/prospectus/bsabs” for a copy of the base prospectus applicable to this offering.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not Permitted.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase Certificates at any time prior to our acceptance of your offer.